UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number    811-21913

BHR Institutional Funds

(Exact name of registrant as specified in charter)

1160 West Swedesford Road, Suite 140
Berwyn, PA  19312

(Address of principal executive offices) (Zip code)

Peter Moran
DundeeWealth US, LP
1160 West Swedesford Road, Suite 140
Berwyn, PA  19312

 (Name and address of agent for service)

Registrant's telephone number, including area code:   610-854-0900

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report
September 30, 2009

Dynamic Infrastructure Fund

Dynamic Contrarian Advantage Fund

Dynamic Discovery Fund

Dynamic Gold & Precious Metals Fund

Dynamic U.S. Growth Fund

Dynamic Energy Income Fund

Contents

1	Letter to Shareholders

2	Disclosure of Fund Expenses

3	Performance

9	Investment Review

15	Schedule of Investments

22	Financial Statements

30	Notes to Financial Statements

38	Report of Independent Registered Public Accounting Firm

39	Board Considerations Regarding Investment Management and Sub-Advisory Agreements

40	Interested and Independent Trustees of the Trust

41	Officers of the Trust

42	Additional Fund Information

This report is submitted for the general information of the Funds’ shareholders. It is not authorized for distribution to prospective shareholders unless preceded or accompanied by the Funds’ current prospectus.

Shares of the Funds are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406.

Dynamic Funds 2009 Annual Report

Letter to Shareholders

September 30, 2009
(Unaudited)

Dear Fellow Shareholder:
I started last year’s annual shareholder letter describing the unprecedented events which led to the global economic crisis. The magnitude and speed of the crisis were well beyond the expectations or forecasts of the majority of leading investment strategists and economists. The global financial system moved to the proverbial edge of the abyss. Fortunately, the coordinated efforts of central bankers from around the world helped avert a total collapse in the credit mechanisms which are critical to a properly functioning global economy. At the same time, U.S. investors were consumed and equally focused on the historic Presidential election of 2008. The media looked for someone to blame and the market’s demise uncovered a series of fraudulent practices at almost every level of the U.S. financial system. This level of fraud will result in years of regulatory change to the U.S. financial system. In the face of so much uncertainty and misrepresentation, the average investor could not have possibly comprehended the severity of the crisis. The fourth quarter of 2008 was truly unprecedented and rivaled only by the crash of 1929.

The global economies would not begin their healing process until the Presidential race was decided and the excesses of Wall Street were exposed. While the intended purpose and use of government bail-out funds were widely disputed, it became clear that these gestures at least helped alleviate some of the fear and uncertainty that had clouded the markets. As the market continued its torrid pace downward in the first quarter of 2009, investors everywhere were taught an important lesson in behavioral finance. It appears now that the selling panic of March of 2009 looks like it was one of the greatest buying opportunities for investors since the lows of 1987. The chart below highlights the resiliency of the U.S. and global markets in general.

Name	3 Month	6 Month	YTD	1 Year
S&P 500	15.61%	34.02%	19.26%	-6.91%
MSCI EAFE	19.52%	50.42%	29.58%	3.80%
MSCI Emerging Markets	21.04%	63.21%	64.88%	19.44%
Russell 1000	16.07%	35.22%	21.08%	-6.14%
Russell 1000 Growth	13.97%	32.58%	27.11%	-1.85%
Russell 1000 Value	18.24%	37.99%	14.85%	-10.62%
London Fix Gold PM	6.55%	8.65%	14.49%	12.58%
MSCI AC Asia Pac	15.33%	47.85%	34.74%	13.17%
BarCap Aggregate Bond Treasury	2.10%	-0.98%	-2.29%	6.26%
BarCap Municipal	7.12%	9.38%	14.00%	14.85%
BarCap US Corporate High Yield	14.22%	40.57%	48.98%	22.34%

Although the returns since September 30, 2008 have recouped a majority of the market’s collapse, the global economy is still recovering. The U.S. market still faces the challenges of a weak dollar, rising unemployment, rising foreclosures and additional bank failures. The European markets face similar challenges with the only bright spot being the emerging or developing economies. Asia and Latin America have proven to be particularly strong since the fourth quarter meltdown. In an interlinked global economy, demand from U.S. and European consumers is still critical for these emerging economies to continue strong growth patterns.

We believe a well constructed global asset allocation strategy with exposure to certain critical and unique asset classes will be necessary for investors to rebuild and further grow their investment portfolios. To this end, we have substantially broadened our mutual fund offerings. Our product management strategy is focused on bringing investment strategies to the market that represent both core and complementary holdings in the portfolio.

Many of these new strategies are managed by a U.S.-registered investment division of our parent company DundeeWealth Inc., based in Toronto, ON. Additionally, we continue to partner with specialized and highly regarded investment management firms like JO Hambro from London, England, Mount Lucas from Newtown, PA and Smith Group from Dallas, TX. For a list of our current fund offerings, visit our new website at www.dundeewealthus.com.

An important change to our company in the past year was the rebranding of BHR Fund Advisors to DundeeWealth US. We believe this rebranding is a critical step towards synergizing the many benefits that exist between our parent company and the U.S. division. DundeeWealth has a proud and long history of serving the needs of Canadian investors. Their mutual fund family, Dynamic Funds, is one of the most well regarded mutual fund families in Canada. Please visit our website to learn more about this collaboration. Our ability to leverage the resources of DundeeWealth will continue to have long term benefits for our shareholders in the form of better service and investment insight.

We thank you for your confidence during this difficult year and look forward to serving your investment needs in the future.

Best Regards,

Peter J. Moran
President
BHR Institutional Funds

Dynamic Funds 2009 Annual Report      1

Disclosure of Fund Expenses
For the Six Month Period April 1, 2009 to September 30, 2009 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Dynamic Infrastructure Fund, Dynamic Contrarian Advantage Fund, Dynamic Discovery Fund, Dynamic Gold & Precious Metals Fund, Dynamic U.S. Growth Fund and Dynamic Energy Income Fund (each a “Fund”, and collectively, the “Funds”), you incur ongoing costs, which include costs for investment advisory services, administrative services, shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the Fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return for the period. The “Expense Ratio” column shows the period’s annualized expense ratio and the “Expenses Paid During the Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Funds have no sales charges or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 4/01/09	Ending Account Value 9/30/09	Expense Ratio(1)	Expenses Paid During the Period 4/01/09-9/30/09(2)
Dynamic Infrastructure Fund - Class I
Actual Fund Return	$1,000.00	$1,277.00	1.25%	$7.14
Hypothetical 5% Return	$1,000.00	$1,018.80	1.25%	$6.33
Dynamic Contrarian Advantage Fund - Class I
Actual Fund Return	$1,000.00	$1,172.00	1.15%	$6.26
Hypothetical 5% Return	$1,000.00	$1,019.30	1.15%	$5.82
Dynamic Discovery Fund - Class I
Actual Fund Return	$1,000.00	$1,213.00	1.25%	$6.93
Hypothetical 5% Return	$1,000.00	$1,018.80	1.25%	$6.33
Dynamic Gold & Precious Metals - Class I
Actual Fund Return	$1,000.00	$1,315.00	1.25%	$7.25
Hypothetical 5% Return	$1,000.00	$1,018.80	1.25%	$6.33
Dynamic U.S. Growth Fund - Class I
Actual Fund Return	$1,000.00	$1,232.00	0.95%	$5.32
Hypothetical 5% Return	$1,000.00	$1,020.31	0.95%	$4.81
Dynamic Energy Income Fund - Class I
Actual Fund Return (3)	$1,000.00	$1,110.00	1.15%	$1.56
Hypothetical 5% Return	$1,000.00	$1,019.30	1.15%	$5.82

(1)	Annualized, based on the Funds’ expenses for the period.
(2)
Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by 365 to reflect the one-half year period.

(3)	The Fund commenced investment operations on August 14, 2009. Account values and expense ratios for the Actual Fund Return are calculated from August 15, 2009 through September 30, 2009.

2       Dynamic Funds 2009 Annual Report

Performance

Dynamic Infrastructure Fund

Aggregate Total Returns*
As of September 30, 2009
Class I
Since Inception (3/31/09)	27.70%

Growth of a $100,000 investment since Fund inception

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*
Returns shown, unless otherwise indicated, are total returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

International securities involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Small cap stocks may be very volatile and the price movements of the Fund’s shares may reflect that volatility. Such volatility may make selling a large quantity of shares of one issuer more difficult.

The value of the Fund’s investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

The S&P Global Infrastructure Index consists of 75 companies from around the world that represent the listed infrastructure universe. In order to create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund’s net expense ratio at September 30, 2009 is 1.25%.

In the Fund’s current prospectus, the Fund’s gross expense ratio is 3.29%.

Dynamic Funds 2009 Annual Report      3

Performance

Dynamic Contrarian Advantage Fund

Aggregate Total Returns*
As of September 30, 2009
Class I
Since Inception (3/31/09)	17.20%

Growth of a $100,000 investment since Fund inception

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*
Returns shown, unless otherwise indicated, are total returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

The Fund seeks to invest in dividend-paying companies. There can be no assurance that companies will continue to pay or increase its dividends.

International securities involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs.

The value of the Fund’s investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund’s net expense ratio at September 30, 2009 is 1.15%.

In the Fund’s current prospectus, the Fund’s gross expense ratio is 3.19%.

4      Dynamic Funds 2009 Annual Report

Performance

Dynamic Discovery Fund

Aggregate Total Returns*
As of September 30, 2009
Class I
Since Inception (3/31/09)	21.30%

Growth of a $100,000 investment since Fund inception

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*
Returns shown, unless otherwise indicated, are total returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

International securities involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Small cap stocks may be very volatile and the price movements of the Fund’s shares may reflect that volatility. Such volatility may make selling a large quantity of shares of one issuer more difficult.

The value of the Fund’s investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund’s net expense ratio at September 30, 2009 is 1.25%.

In the Fund’s current prospectus, the Fund’s gross expense ratio is 3.28%.

Dynamic Funds 2009 Annual Report      5

Performance

Dynamic Gold & Precious Metals Fund

Aggregate Total Returns*
As of September 30, 2009
Class I
Since Inception (3/31/09)	31.50%

Growth of a $100,000 investment since Fund inception

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance.Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*
Returns shown, unless otherwise indicated, are total returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

International securities involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs.

The Fund is non-diversified and invests in a limited number of securities. As a result, the Fund’s investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

The value of the Fund’s investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

The S&P/TSX Global Gold Index is designed to provide an investable index of global gold securities. Eligible Securities are classified under the Global Industry Classification Standard (GICS®) Code 15104030 which includes producers of gold and related products, including companies that mine or process gold and the South African finance houses which primarily invest in, but do not operate gold mines. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund’s net expense ratio at September 30, 2009 is 1.25%

In the Fund’s current prospectus, the Fund’s gross expense ratio is 3.25%.

6      Dynamic Funds 2009 Annual Report

Performance

Dynamic U.S. Growth Fund

Aggregate Total Returns*
As of September 30, 2009
Class I
Since Inception (3/31/09)	23.20%

Growth of a $100,000 investment since Fund inception

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*
Returns shown, unless otherwise indicated, are total returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

The Fund is non-diversified and invests in a limited number of securities. As a result, the Fund’s investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

The value of the Fund’s investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index assumes the reinvestment of all dividends. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund’s net expense ratio at September 30, 2009 is 0.95%

In the Fund’s current prospectus, the Fund’s gross expense ratio is 2.98%.

Dynamic Funds 2009 Annual Report      7

Performance

Dynamic Energy Income Fund

Aggregate Total Returns*
As of September 30, 2009
Class I
Since Inception (8/14/09)	11.00%

Growth of a $100,000 investment since Fund inception

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*
Returns shown, unless otherwise indicated, are total returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Small cap stocks may be very volatile and the price movements of the Fund’s shares may reflect that volatility. Such volatility may make selling a large quantity of shares of one issuer more difficult.

International securities involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs.

The Fund is non-diversified and invests in a limited number of securities. As a result, the Fund’s investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

The value of the Fund’s investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

S&P/TSX Capped Energy Trust Index is a subset of the broad-based S&P/TSX Capped Income Trust Index maintained by the S&P/TSX Canadian Index Policy Committee. Only larger Canadian income trusts listed on the Toronto Stock Exchange that meet certain criteria and are within the appropriate Global Industry Classification Standard are included in the Index. Individual constituent energy income trusts will have their relative weights capped at 25% of the S&P/TSX Capped Energy Trust Index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund’s net expense ratio at September 30, 2009 is 1.15%.

In the Fund’s current prospectus, the Fund’s gross expense ratio is 3.25%.

8      Dynamic Funds 2009 Annual Report

Investment Review

Dynamic Infrastructure Fund
September 30, 2009 (Unaudited)

Investment Philosophy & Process

Goodman & Company NY, Ltd. (“Goodman”) serves as the sub-adviser to the Funds and is the U.S. asset management subsidiary of DundeeWealth Inc. Supported by a team of fundamental analysts, market strategists, economists and traders, Goodman’s portfolio managers build high-conviction portfolios in nearly all markets around the world.

The Dynamic Infrastructure Fund invests in a diversified portfolio of publicly-traded companies that hold infrastructure assets directly and companies involved in the building and maintenance of these assets. This approach is designed to create a portfolio with a balance between the income producing characteristics associated with direct infrastructure investment, and the growth opportunities associated with companies participating in infrastructure related activities in both emerging and developed countries.

Performance Review

Since the inception of the Fund on March 31, 2009 through the period ending September 30, 2009, the Fund returned 27.70%, versus a return of 40.50% posted by the S&P Global Infrastructure Index.

While the Fund experienced positive performance for the last six months, its performance lagged relative to its benchmark. An overweight position and strong security selection within the Industrials sector helped the Fund’s relative performance but security selection within the Utilities sector hurt relative performance. While it comprised a smaller weight in the Fund, Larsen & Toubro Ltd. generated the strongest individual performance during the last six months. Larsen & Toubro Ltd. is a leading Indian technology, engineering, construction, and manufacturing company. Stocks that hurt relative performance included China Railway Construction Corp. and Northeast Utilities.

The investment approach of the Fund is committed to maintaining a balance between the investment in both income-producing and growth-oriented infrastructure assets across the world. The Fund maintains most of its holdings in the Industrials, Utilities, and Energy sectors which are also the primary sectors represented by the benchmark’s holdings. At the end of the fiscal year, the Fund maintained a significant underweight position in the Utilities sector and a substantial overweight position in Industrials sector relative to the benchmark. Additionally, the Fund was biased toward companies located in the United States, France and Canada.

Dynamic Funds 2009 Annual Report      9

Investment Review

Dynamic Contrarian Advantage Fund
September 30, 2009 (Unaudited)

Investment Philosophy & Process

Goodman & Company NY, Ltd. serves as the sub-adviser to the Funds and is the U.S. asset management subsidiary of DundeeWealth Inc. Supported by a team of fundamental analysts, market strategists, economists and traders, Goodman’s portfolio managers build high-conviction portfolios in nearly all markets around the world.

The Dynamic Contrarian Advantage Fund seeks to capitalize on dividend growth as a strong indicator of stock price performance. The Fund’s management team uses dividend policy as a measure of a company’s financial strength. The portfolio manager screens a broad universe to identify well-managed companies capable of initiating or increasing their dividends and invests in those companies that trade below their intrinsic value. This Fund is not managed to generate current income, instead it focuses on businesses with growing cash flows to deliver capital appreciation.

Performance Review

Since the inception of the Fund on March 31, 2009 through the period ending September 30, 2009, the Fund returned 17.20%, versus a return of 42.31% posted by the MSCI World Index.

The Fund’s performance lagged versus its benchmark for the six month period. The primary detractors of performance included security selection across the Materials, Energy, and the Industrials sectors and an underweight position in the Financials sector. The top three detractors of performance included Central Fund of Canada Ltd., Monsanto Co., and Teva Pharmaceutical Industries Ltd. Alternatively, the two largest contributors to performance were Brookfield Properties Corp. and Suez Environment S.A.

The Fund continues its commitment to an investment approach which pays close attention to a company’s dividend policy and invests in companies that Goodman believes exhibit strong financial strength, growing cash flows, and attractive valuations. At the end of the fiscal year, the Fund was overweight in the Materials, Energy and Industrials sectors versus the benchmark. The Fund remains positioned with a significant underweight position in the Financials sector, in addition to an underweight position in the Consumer Discretionary sector.

10      Dynamic Funds 2009 Annual Report

Investment Review

Dynamic Discovery Fund
September 30, 2009 (Unaudited)

Investment Philosophy & Process

Goodman & Company NY, Ltd. serves as the sub-adviser to the Funds and is the U.S. asset management subsidiary of DundeeWealth Inc. Supported by a team of fundamental analysts, market strategists, economists and traders, Goodman’s portfolio managers build high-conviction portfolios in nearly all markets around the world.

The Dynamic Discovery Fund invests in companies that demonstrate compelling growth potential, but have been ignored or discarded by the general marketplace. Employing bottom-up research, the Fund’s management team is neither distracted by prevailing market sentiment nor other emotional indicators. Research is used to identify companies with catalysts including hidden assets, successful restructuring potential, the ability to initiate or increase a dividend, or temporary undervaluation due to country risk or sector underperformance. Allocations to cash and larger capitalization companies may be used to reduce portfolio risk.

Performance Review

Since the inception of the Fund on March 31, 2009 through the period ending September 30, 2009, the Fund returned 21.30%, versus a return of 42.31% posted by the MSCI World Index.

The Fund’s performance lagged its benchmark for the six month period. Performance was mostly hurt by security selection within the Materials and the Energy sectors in addition to a large underweight position in the Financials sector. Financials was the strongest performing sector during the last six months as many of the stocks in this sector rallied from the market lows of March 2009. The top three detractors of performance included Royal Gold Inc., Monsanto Co., and Central Fund of Canada Ltd. The largest contributing sector to the Fund’s performance was the Industrials sector where good stock selection, such as holdings in Schweiter Technologies AG and Weir Group PLC, provided positive investment returns.

The Fund continues to adhere to its investment process and the manager believes that the Fund is well-positioned for the future. At the end of the fiscal year, the Fund was overweight in the Industrials, Energy and Materials sectors versus the benchmark. The Fund remains positioned with a significant underweight position in the Financials sector, in addition to underweight positions in the Consumer Discretionary and the Telecommunications Services sectors.

Dynamic Funds 2009 Annual Report      11

Investment Review

Dynamic Gold & Precious Metals Fund
September 30, 2009 (Unaudited)

Investment Philosophy & Process

Goodman & Company NY, Ltd. serves as the sub-adviser to the Funds and is the U.S. asset management subsidiary of DundeeWealth Inc. Supported by a team of fundamental analysts, market strategists, economists and traders, Goodman’s portfolio managers build high-conviction portfolios in nearly all markets around the world.

The Dynamic Gold & Precious Metals Fund invests in securities of companies that are engaged primarily in activities related to gold and various precious metals. The Fund may also invest directly in gold and various precious metals in the form of bullion, coins or storage receipts. Gold has been used as a store of wealth and medium of exchange for thousands of years. It is an essential part of the foreign exchange reserves of almost every nation, and may be a valuable component of an investor’s portfolio. The Fund may invest in companies of any size, including small and mid capitalization companies, in order to achieve its objective.

Performance Review

Since the inception of the Fund on March 31, 2009 through the period ending September 30, 2009, the Fund returned 31.50%, versus a return of 16.21% posted by the S&P/TSX Global Gold Index.

The Fund outperformed its benchmark for two consecutive quarters. Individual stock selection was the primary driver of strong relative performance. The top three contributing stocks to the Fund’s performance included Andean Resources Ltd., San Gold Corp., and Queenston Mining Inc. Andean Resources Ltd. is a gold exploration company searching for precious metals in the Andes, and developing the 100% owned, high-grade Cerro Negro property in the Patagonia region of South America. San Gold Corp. is an emerging gold producer with 100% owned operating mines and exploration properties in the Rice Lake greenstone belt of southeastern Manitoba, Canada. Queenston Mining Inc. explores and develops gold throughout the Ontario and Quebec region.

The Fund continues to display high conviction by owning twenty-six stocks and concentrating over two-thirds of the Fund’s weight in its top ten holdings. The Fund also continues to find value among smaller and emerging businesses and holds a much larger percentage of smaller capitalization companies than its benchmark, the S&P Global Gold Index.

12      Dynamic Funds 2009 Annual Report

Investment Review

Dynamic U.S. Growth Fund
September 30, 2009 (Unaudited)

Investment Philosophy & Process

Goodman & Company NY, Ltd. serves as the sub-adviser to the Funds and is the U.S. asset management subsidiary of DundeeWealth Inc. Supported by a team of fundamental analysts, market strategists, economists and traders, Goodman’s portfolio managers build high-conviction portfolios in nearly all markets around the world.

The Dynamic U.S. Growth Fund seeks to identify companies demonstrating strong current or prospective earnings growth relative to the overall market and relative to their peer group. A bottom-up approach is employed to construct a portfolio of the fastest-growing companies in the U.S. economy. A focus on real earnings growth is used to build a strong foundation for the portfolio. This portfolio employs an active trading strategy designed to capture added value as these stocks fluctuate through their individual cycles of growth and earnings period announcements.

Performance Review

Since the inception of the Fund on March 31, 2009 through the period ending September 30, 2009, the Fund returned 23.20%, versus a return of 32.58% posted by the Russell 1000 Growth Index.

The Fund’s performance lagged the benchmark for the six month time period. The primary detractor from relative performance was security selection within the Health Care and the Industrials sectors. Stocks that most hurt the Fund’s performance during the period were Illumina Inc., Myriad Genetics Inc., and Synaptics Inc. Alternatively, strong stock selection in the Information Technology and Telecommunications Services sectors helped the Fund’s performance. The top three contributors to performance included Apple Inc., Priceline.com Inc., and Starent Networks Corp.

As the equity market furthers its rally, the manager continues to look for signs of the next phase of the recovery where the stocks with the best fundamentals and outlooks separate from those that were the most oversold. In the most recent quarter, the majority of companies in the S&P 500 generated positive earnings surprises versus expectations. More importantly, only a portion of those companies reported a revenue surprise which implies that many companies have been achieving their earnings results through inventory reductions and cost cutting efforts. As the economy heals and companies grow their revenue from current levels, the manager believes they should experience significant operating leverage and margin expansion as these increased revenues are generated from a leaner cost structure. The Fund is positioned to take advantage of this phenomenon, which the manager believes could be a significant and positive surprise versus consensus expectations.

Dynamic Funds 2009 Annual Report      13

Investment Review

Dynamic Energy Income Fund
September 30, 2009 (Unaudited)

Investment Philosophy & Process

Goodman & Company NY, Ltd. serves as the sub-adviser to the Funds and is the U.S. asset management subsidiary of DundeeWealth Inc. Supported by a team of fundamental analysts, market strategists, economists and traders, Goodman’s portfolio managers build high-conviction portfolios in nearly all markets around the world.

The Dynamic Energy Income Fund is an actively managed portfolio of equity securities of domestic and foreign energy and utility companies. Energy companies are primarily involved in the exploration, development, production and/or sale of oil, natural gas and other commodities. The Fund may also invest in companies involved in the development and distribution of power and water resources and/or the development of energy pipelines. The Fund invests primarily in Canadian securities and seeks to capitalize on the increasingly important role that Canada is expected to play in the future demand for oil and natural gas.

Performance Review

Since the inception of the Fund on August 14, 2009 through the period ending September 30, 2009, the Fund returned 11.00%, versus a return of 9.16% posted by the S&P/TSX Capped Energy Trust Index.

The fiscal year was a partial period for the Fund. Despite the fact that each of the Fund’s holdings returned positive performance for the time period, relative performance versus its benchmark was mixed. The top three contributors to performance were Progress Energy Resources Corp., Bonavista Energy Trust and NAL Oil & Gas Trust. The top three detractors from performance included Vermillion Energy Trust, Spectra Energy Corp. and Baytex Energy Trust. The Fund also suffered as a result of strong performance from Penn West Energy Trust, which was a large position weight in the benchmark but was not held in the Fund during the period.

At the end of the fiscal year, the Fund was comprised of seventeen equity holdings. The majority of these holdings are income trust securities listed on the Toronto Stock Exchange. The Fund will continue to invest in these unique securities and seek to capitalize on the increasingly important role that Canada is expected to play in the future demand for oil and natural gas.

14      Dynamic Funds 2009 Annual Report

Schedule of Investments

Dynamic Infrastructure Fund
September 30, 2009

	Number of Shares	Market Value
COMMON STOCKS - 94.8%
Australia - 2.1%
BHP Billiton, Ltd. ADR	200	$13,201

Austria - 1.6%
Andritz AG †	200	9,977

Canada - 13.5%
Enbridge, Inc. †	500	19,413
Genivar Income Fund †	700	17,176
Seacliff Construction Corp. †	3,000	27,292
SNC-Lavalin Group, Inc. †	200	9,032
The Churchill Corp., Class A* †	800	13,270
		86,183
China - 2.1%
China Railway Construction
Corp., Ltd., Class H †	10,000	13,218

France - 16.9%
Aeroports de Paris †	100	9,008
Alstom SA †	350	25,596
GDF Suez †	450	20,120
Suez Environnement SA †	1,100	25,225
Vinci SA †	500	28,338
		108,287
India - 1.1%
Larsen & Toubro, Ltd. GDR †	200	6,972

Italy - 4.7%
Snam Rete Gas SpA †	2,076	10,105
Terna - Rete Elettrica Nationale SpA †	5,200	20,287
		30,392
Singapore - 2.4%
Hyflux, Ltd. †	7,000	15,082

Spain - 2.4%
Red Electrica Corporacion SA †	300	15,359

Switzerland - 7.7%
ABB, Ltd.* †	1,500	30,144
Foster Wheeler AG*	600	19,146
		49,290
United Kingdom - 3.4%
National Grid PLC †	2,250	21,777

United States - 36.9%
Aecom Technology Corp.*	1,050	28,497
Jacobs Engineering Group, Inc.*	350	16,083
Northeast Utilities	1,300	30,862
Peabody Energy Corp.	350	13,027
PG&E Corp.	650	26,319
Questar Corp.	700	26,292
Spectra Energy Corp.	1,200	22,728
The Williams Cos., Inc.	1,800	32,166
URS Corp.*	700	30,555
Wisconsin Energy Corp.	200	9,034
		235,563
Total Common Stocks
(Cost $496,333)		605,301

Principal
Amount
SHORT-TERM INVESTMENT - 4.4%
PNC Bank Money Market Account
0.05%**, due 10/01/2009	$28,472	28,472

Total Short-Term Investment
(Cost $28,472)		28,472
Total Investments - 99.2%
(Cost $524,805)***		633,773
Put Options Written †† - (0.0)%
(Premiums received $305)		(285)
Forward Foreign Exchange Contract - (0.2)%
(Unrealized depreciation)		(1,345)
Other Assets Less Liabilities - 1.0%		6,571
NET ASSETS - 100.0%		$638,714

Put Options Written as of 09/30/09 were as follows:

Number of Contracts	Put Options Written	Expiration Date/ Exercise Price	Market Value
1	Enbridge Inc.	Nov. 09/$40	$51
2	Enbridge Inc.	Nov. 09/$42	234
Total (Premiums received $305)			$285

Forward Foreign Exchange Contracts as of 09/30/2009 were as follows:
Long Forward

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation/ Depreciation
CAD	40,000	USD	37,361	10/6/2009	$261
CHF	20,000	USD	19,300	10/6/2009	74
EUR	45,000	USD	65,851	10/6/2009	297
GBP	5,500	USD	8,790	10/6/2009	(318)
SGD	7,500	USD	5,324	10/6/2009	58
Total Unrealized					$372

Dynamic Funds 2009 Annual Report       15

Schedule of Investments
(Continued)

Dynamic Infrastructure Fund
September 30, 2009

Short Forward

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation/ Depreciation
USD	37,361	CAD	40,000	10/6/2009	$(89)
USD	19,300	CHF	20,000	10/6/2009	(417)
USD	65,851	EUR	45,000	10/6/2009	(1,344)
USD	8,790	GBP	5,500	10/6/2009	259
USD	5,324	SGD	7,500	10/6/2009	(126)
Total Unrealized					$(1,717)

†	Fair valued security. The aggregate value of fair valued securities is $337,391 comprising 52.82% of total net assets, which were valued pursuant to guidelines established by the Board of Trustees.
††	At September 30, 2009, $4,000 CAD and $8,400 CAD cash was pledged as collateral for put options written.
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
*	Non-income producing security.
**	Current yield.
***	Aggregate cost net of proceeds received on options written for federal income tax purposes is $524,500 and net unrealized depreciation is as follows:

Gross unrealized appreciation	$112,693
Gross unrealized depreciation	(3,705)
Net unrealized appreciation	$108,988

Sector Allocation	% of Net Assets
Industrials	44.5%
Utilities	34.5
Energy	13.7
Materials	2.1
Cash and other	5.2
100.0%
See Notes to Financial Statements

16      Dynamic Funds 2009 Annual Report

Schedule of Investments

Dynamic Contrarian Advantage Fund
September 30, 2009

	Number of Shares	Market Value
COMMON STOCKS - 92.8%
Canada - 3.0%
Brookfield Properties Corp.	1,580	$17,791

France - 5.9%
Suez Environnement SA †	700	16,051
Unibail-Rodamco SE †	90	18,722
		34,773
Ireland - 3.9%
Accenture PLC, Class A	610	22,735

Israel - 5.9%
Bezeq Israeli
Telecommunication Corp., Ltd. †	8,300	17,864
Teva Pharmaceutical Industries, Ltd. ADR	330	16,685
		34,549
Italy - 5.3%
Atlantia SpA †	760	18,439
Terna - Rete Elettrica Nationale SpA †	3,300	12,874
		31,313
Netherland Antilles - 4.3%
Schlumberger, Ltd.	420	25,032

Sweden - 2.9%
Atlas Copco AB, Class A †	1,300	16,790

Switzerland - 6.1%
Nestle SA †	420	17,918
Roche Holding AG †	110	17,806
		35,724
United Kingdom - 10.9%
BG Group PLC †	1,550	26,975
BHP Billiton PLC †	900	24,734
Bunzl PLC †	1,200	12,172
		63,881
United States - 44.6%
Baxter International, Inc.	200	11,402
Comcast Corp., Class A	700	11,823
Emerson Electric Co.	400	16,032
Lockheed Martin Corp.	120	9,370
Microsoft Corp.	700	18,123
Monsanto Co.	150	11,610
Nike, Inc., Class B	230	14,881
Norfolk Southern Corp.	350	15,088
Occidental Petroleum Corp.	390	30,576
Oracle Corp.	550	11,462
Peabody Energy Corp.	300	11,166
Philip Morris International, Inc.	360	17,546
Royal Gold, Inc.	600	27,360
Simon Property Group, Inc.	180	12,497
The Coca-Cola Co.	230	12,351
United States Steel Corp.	270	11,980

United States (continued)
Visa, Inc., Class A	260	17,969
		261,236
Total Common Stocks
(Cost $471,214)		543,824
	Principal
	Amount
SHORT-TERM INVESTMENT - 5.7%
PNC Bank Money Market Account
0.05%*, due 10/01/2009	$33,422	33,422
Total Short-Term Investment
(Cost $33,422)		33,422
Total Investments - 98.5%
(Cost $504,636)**		577,246
Forward Foreign Exchange Contract - 0.1%
(Unrealized appreciation)		290
Other Assets Less Liabilities - 1.4%		8,244
NET ASSETS - 100.0%		$585,780

Forward Foreign Exchange Contracts as of 09/30/2009 were as follows:

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation/ Depreciation
USD	7,722	CHF	8,000	10/27/2009	$(78)
USD	16,097	EUR	11,000	10/27/2009	(169)
USD	15,980	GBP	10,000	10/27/2009	565
USD	4,382	ILS	16,500	10/27/2009	(28)
Total					$290

†	Fair valued security. The aggregate value of fair valued securities is $200,345 comprising 34.20% of total net assets, which were valued pursuant to guidelines established by the Board of Trustees.
ADR	American Depositary Receipt.
*	Current yield.
**	Aggregate cost for federal income tax purposes is $504,636 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$75,237
Gross unrealized depreciation	(2,627)
Net unrealized appreciation	$72,610

Sector Allocation	% of Net Assets
Energy	16.0%
Industrials	15.0
Materials	12.9
Information Technology	12.0
Financial	8.4
Consumer Staples	8.2
Health Care	7.8
Utilities	4.9
Consumer Discretionary	4.6
Telecommunication Services	3.0
Cash and other	7.2
100.0%
See Notes to Financial Statements

Dynamic Funds 2009 Annual Report      17

Schedule of Investments

Dynamic Discovery Fund
September 30, 2009

	Number of Shares	Market Value
COMMON STOCKS - 95.7%
Austria - 2.8%
Andritz AG †	340	$16,963

Brazil - 2.1%
Compagnia Vale do Rio Doce,
Preferred Class A, †	600	12,402

France - 9.7%
JC Decaux SA* †	750	16,262
Pernod Ricard SA †	320	25,452
Vallource SA †	100	16,961
		58,675
Ireland - 4.3%
Accenture PLC, Class A	700	26,089

Israel - 8.2%
Frutarom Industries, Ltd. †	2,400	17,920
Strauss Group, Ltd. †	1,600	21,137
Teva Pharmaceutical Industries, Ltd. ADR	210	10,618
		49,675
Italy - 4.1%
Newron Pharmaceuticals SpA* †	600	12,165
Terna - Rete Elettrica Nationale SpA †	3,200	12,484
		24,649
Switzerland - 15.1%
Lonza Group AG †	100	10,902
Rieter Holding AG* †	90	20,406
Schindler Holding AG,
Participation Certificates †	300	20,604
Schweiter Technologies AG †	80	39,874
		91,786
United Kingdom - 4.8%
The Weir Group PLC †	2,700	29,288

United States - 44.6%
Apache Corp.	370	33,977
Charles River Laboratories International, Inc.*	500	18,490
Cisco Systems, Inc.*	950	22,363
Dresser-Rand Group, Inc.*	400	12,428
Globe Specialty Metals, Inc.*	1,500	13,530
Lorillard, Inc.	310	23,033
Monsanto Co.	150	11,610
Occidental Petroleum Corp.	480	37,632
Oracle Corp.	510	10,628
Peabody Energy Corp.	460	17,121
Petrohawk Energy Corp.*	615	14,889
Royal Gold, Inc.	540	24,624
Thermo Fisher Scientific, Inc.*	300	13,101
Visa, Inc., Class A	250	17,278
		270,704
Total Common Stocks
(Cost $478,932)		580,231

WARRANTS - 0.3%
Canada - 0.3%
Kinross Gold Corp., Expire 09/03/13*	400	1,905
Total Warrants
(Cost $1,643)		1,905
	Principal
	Amount
SHORT-TERM INVESTMENT - 2.3%
PNC Bank Money Market Account
0.05%**, due 10/01/2009	$14,080	14,080
Total Short-Term Investments
(Cost $14,080)		14,080
Total Investments - 98.3%
(Cost $494,655)***		596,216
Forward Foreign Exchange Contract - (0.0)%
(Unrealized depreciation)		(184)
Other Assets Less Liabilities - 1.7%		10,463
NET ASSETS - 100.0%		$606,495

Forward Foreign Exchange Contracts as of 09/30/2009 were as follows:

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation/ Depreciation
USD	19,304	CHF	20,000	10/27/2009	$(194)
USD	14,633	EUR	10,000	10/27/2009	(153)
USD	6,392	GBP	4,000	10/27/2009	226
USD	9,825	ILS	37,000	10/27/2009	(63)
Total					$(184)

†	Fair valued security. The aggregate value of fair valued securities is $272,820 comprising 44.98% of total net assets, which were valued pursuant to guidelines established by the Board of Trustees.
ADR	American Depositary Receipt.
*	Non-income producing security.
**	Current yield.
***	Aggregate cost for federal income tax purposes is $494,655 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$104,090
Gross unrealized depreciation	(2,529)
Net unrealized appreciation	$101,561

Sector Allocation	% of Net Assets
Industrials	20.4%
Energy	19.1
Materials	13.5
Information Technology	12.6
Consumer Staples	11.5
Health Care	10.8
Consumer Discretionary	6.0
Utilities	2.1
Cash and other	4.0
100.0%
See Notes to Financial Statements

18      Dynamic Funds 2009 Annual Report

Schedule of Investments

Dynamic Gold & Precious Metals Fund
September 30, 2009

	Number of Shares	Market Value
COMMON STOCKS - 85.7%
Australia - 10.0%
Andean Resources, Ltd.* †	25,800	$51,087
Perseus Mining, Ltd.* †	12,000	12,832
Silver Lake Resources, Ltd.* †	2,500	1,941
		65,860
Canada - 67.4%
Agnico-Eagle Mines, Ltd.	460	31,211
Alamos Gold, Inc.* †	3,300	29,035
AuEx Ventures, Inc.*	10,000	28,020
Aura Minerals, Inc.* †	1,000	2,615
Aurizon Mines, Ltd.* †	6,800	29,851
Barrick Gold Corp.	500	18,950
Brett Resources, Inc.* †	3,200	3,318
Clifton Star Resources, Inc.* †	500	1,125
Eldorado Gold Corp.*	2,500	28,500
Keegan Resources, Inc.* †	250	885
Kinross Gold Corp.	1,400	30,380
Kirkland Lake Gold, Inc.* †	1,600	13,749
Osisko Mining Corp.* †	5,000	37,174
Premier Gold Mines, Ltd.* †	10,000	25,405
Queenston Mining, Inc.* †	4,800	27,303
Rainy River Resources, Ltd.* †	10,000	21,015
Red Back Mining, Inc.* †	3,500	39,327
Romarco Minerals, Inc.* †	1,000	1,027
Sabina Silver Corp.* †	6,000	4,651
San Gold Corp.* †	25,000	68,883
Sulliden Exploration, Inc.* †	1,000	654
		443,078
United States - 8.3%
Allied Nevada Gold Corp.*	3,250	31,873
Royal Gold, Inc.	500	22,800
		54,673
Total Common Stocks
(Cost $405,798)		563,611

GOLD CERTIFICATES - 7.7%
Canadian Gold Certificates - 7.7%
ScotiaBank Gold Certificate	50	50,385
Total Gold Certificates
(Cost $43,750)		50,385
	Principal Amount	Market Value
SHORT-TERM INVESTMENTS - 4.7%
PNC Bank Money Market Account,
0.05%**, due 10/01/2009	$30,971	$30,971

Total Short-Term Investments
(Cost $30,971)		30,971
Total Investments - 98.1%
(Cost $480,519)***		644,967
Other Assets Less Liabilities - 1.9%		12,499
NET ASSETS - 100.0%		$657,466

†	Fair valued security. The aggregate value of fair valued securities is $371,877 comprising 56.56% of total net assets, which were valued pursuant to guidelines established by the Board of Trustees.
*	Non-income producing security.
**	Current yield.
***	Aggregate cost for federal income tax purposes is $494,383 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$152,212
Gross unrealized depreciation	(1,628)
Net unrealized appreciation	$150,584

Sector Allocation	% of Net Assets
Materials	85.7%
Gold	7.7
Cash and other	6.6
100.0%
See Notes to Financial Statements

Dynamic Funds 2009 Annual Report      19

Schedule of Investments

Dynamic U.S. Growth Fund
September 30, 2009

	Number of Shares	Market Value
COMMON STOCKS - 95.1%
Consumer Discretionary - 32.5%
Aeropostale, Inc.*	700	$30,429
Amazon.com, Inc.*	300	28,008
J. Crew Group, Inc.*	600	21,492
Kohl’s Corp.*	400	22,820
Priceline.com, Inc.*	200	33,164
The Gymboree Corp.*	400	19,352
Urban Outfitters, Inc.*	600	18,102
WMS Industries, Inc.*	600	26,736
		200,103
Financials - 3.0%
The Goldman Sachs Group, Inc.	100	18,435

Health Care - 11.7%
Alexion Pharmaceuticals, Inc.*	700	31,178
Cerner Corp.*	300	22,440
Life Technologies Corp.*	400	18,620
		72,238
Industrials - 3.8%
American Superconductor Corp.*	700	23,478

Information Technology - 44.1%
Apple, Inc.*	300	55,611
Broadcom Corp., Class A*	700	21,483
F5 Networks, Inc.*	500	19,815
MasterCard, Inc., Class A	100	20,215
Netlogic Microsystems, Inc.*	700	31,500
Salesforce.com, Inc.*	400	22,772
Silicon Laboratories, Inc.*	600	27,816
SolarWinds, Inc.*	800	17,624
Starent Networks Corp.*	1,200	30,504
VMware, Inc., Class A*	600	24,102
		271,442
Total Common Stocks
(Cost $487,473)		585,696
Total Investments - 95.1%
(Cost $487,473)**		585,696
Other Assets Less Liabilities - 4.9%		30,308
NET ASSETS - 100.0%		$616,004

*	Non-income producing security.
**	Aggregate cost for federal income tax purposes is $489,979 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$98,223
Gross unrealized depreciation	(2,506)
Net unrealized appreciation	$95,717

Sector Allocation	% of Net Assets
Information Technology	44.1%
Consumer Discretionary	32.5
Health Care	11.7
Industrials	3.8
Financials	3.0
Cash and other	4.9
100.0%
See Notes to Financial Statements

20       Dynamic Funds 2009 Annual Report

Schedule of Investments

Dynamic Energy Income Fund
September 30, 2009

	Number of Shares	Market Value
COMMON STOCKS - 90.5%
Canada - 86.4%
AltaGas Income Trust* †	1,400	$23,092
ARC Energy Trust* †	2,400	45,281
Baytex Energy Trust* †	1,900	41,881
Bonavista Energy Trust* †	2,300	43,867
Canadian Oil Sands Trust* †	1,600	45,953
Crescent Point Energy Corp. †	1,200	40,573
Daylight Resources Trust* †	3,100	24,611
Enerplus Resources Fund* †	1,100	25,172
Fort Chicago Energy Partners LP, Class A †	2,600	21,783
Freehold Royalty Trust* †	1,000	15,168
Keyera Facilities Income Fund* †	1,200	22,125
NAL Oil & Gas Trust* †	2,200	26,096
Pembina Pipeline Income Fund* †	1,500	21,576
Progress Energy Resources Corp. †	1,200	15,491
Vermilion Energy Trust* †	1,500	41,442
Zargon Energy Trust* †	1,500	25,288
		479,399
United States - 4.1%
Spectra Energy Corp.	1,200	22,728
Total Common Stocks
(Cost $456,767)		502,127
	Principal Amount
SHORT-TERM INVESTMENTS - 11.4%
PNC Bank Money Market Account,
0.05%**, due 10/01/2009	$63,323	63,323
Total Short-Term Investments
(Cost $63,323)		63,323
Total Investments - 101.9%
(Cost $520,090)***		565,450
Liabilities in Excess of Other Assets - (1.9%)		(10,612)
NET ASSETS - 100.0%		$554,838

†	Fair valued security. The aggregate value of fair valued securities is $479,399 comprising 86.40% of total net assets, which were valued pursuant to guidelines established by the Board of Trustees.
*	Denoted in units.
**	Current yield.
***	Aggregate cost for federal income tax purposes is $520,398 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$45,052
Gross unrealized depreciation	0
Net unrealized appreciation	$45,052

Sector Allocation	% of Net Assets
Energy	90.5%
Cash and other	9.5
100.0%
See Notes to Financial Statements

Dynamic Funds 2009 Annual Report 21

Statement of Assets and Liabilities
September 30, 2009

	Dynamic Infrastructure Fund	Dynamic Contrarian Advantage Fund	Dynamic Discovery Fund
Assets:
Investments, at market value
(cost $ 524,805, $504,636, and
$ 494,655, respectively) (Note 2 and Note 3)	$633,773	$577,246	$596,216
Receivable from investments sold	-	-	3,627
Foreign currency (cost $305)	305	-	-
Unrealized appreciation on forward foreign
exchange contracts	949	565	226
Receivable from investment adviser (Note 4)	4,746	4,794	4,654
Dividends and interest receivable	365	1,909	439
Prepaid offering expenses	4,128	4,128	4,128
Other prepaid expenses	9,963	9,948	9,951
Total assets	654,229	598,590	619,241
Liabilities:
Put options written (premiums received $305)	285	-	-
Administration and accounting fees payable (Note 5)	7,353	7,268	7,294
Chief Compliance Officer fees payable (Note 4)	36	33	35
Custodian fees payable (Note 5)	1,733	1,478	1,235
Transfer agent fees payable (Note 5)	1,768	1,768	1,768
Trustees’ fees payable (Note 4)	385	355	360
Printing fees payable	1,369	1,363	1,363
Unrealized depreciation on forward foreign
exchange contracts	2,294	275	410
Other accrued expenses	292	270	281
Total liabilities	15,515	12,810	12,746
Net Assets	$638,714	$585,780	$606,495
Net Assets consist of:
Paid-in capital	$486,034	$486,034	$486,034
Accumulated net investment income	8,174	11,977	6,379
Accumulated net realized gain on
investments, options written,
and foreign currency transactions	36,861	14,870	12,688
Net unrealized appreciation on investments	108,968	72,610	101,561
Net unrealized appreciation on options written	20	-	-
Net unrealized appreciation/depreciation on
foreign currency translations	(1,343)	289	(167)
Net Assets	$638,714	$585,780	$606,495
Shares Outstanding - Class I:
(Unlimited number of shares authorized,
par value $0.001 per share)	50,001	50,001	50,001
Net asset value, offering and redemption
price per share* (Note 2)	$12.77	$11.72	$12.13

*	Shares of all the Dynamic Funds, with the exception of Dynamic U.S. Growth Fund, redeemed within 90 days of purchase are charged a 2% redemption fee.

22       Dynamic Funds 2009 Annual Report

Statement of Assets and Liabilities
(Continued)
September 30, 2009

	Dynamic Gold & Precious Metals Fund	Dynamic U.S. Growth Fund	Dynamic Energy Income Fund
Assets:
Investments, at market value
(cost $480,519, $487,473, and $520,090,
respectively) (Note 2 and Note 3)	$644,967	$585,696	$565,450
Foreign currency
(cost $0, $0, and $2,401, respectively)	-	-	2,430
Receivable from investments sold	7,356	27,052	-
Receivable from investment adviser (Note 4)	3,305	403	-
Dividends and interest receivable	36	37	2,199
Prepaid offering expenses	4,128	4,128	23,683
Other prepaid expenses	9,954	9,958	11,798
Total assets	669,746	627,274	605,560
Liabilities:
Payable to custodian	-	592	-
Payable for investments purchased	-	-	14,530
Investment advisory fees payable (Note 4)	-	-	30,654
Administration and accounting fees payable (Note 5)	7,300	5,944	1,664
Chief Compliance Officer fees payable (Note 4)	37	34	21
Custodian fees payable (Note 5)	1,139	916	2,003
Transfer agent fees payable (Note 5)	1,767	1,768	54
Trustees’ fees payable (Note 4)	377	369	56
Printing fees payable	1,368	1,367	1,300
Other accrued expenses	292	280	440
Total liabilities	12,280	11,270	50,722
Net Assets	$657,466	$616,004	$554,838
Net Assets consist of:
Paid-in capital	$486,034	$486,034	$495,031
Accumulated net investment income	7,346	11,678	8,730
Accumulated net realized gain (loss) on
investments and foreign currency transactions	(356)	20,069	5,862
Net unrealized appreciation on investments	164,448	98,223	45,360
Net unrealized depreciation on
foreign currency translations	(6)	-	(145)
Net Assets	$657,466	$616,004	$554,838
Shares Outstanding - Class I:
(Unlimited number of shares authorized,
par value $0.001 per share)	50,001	50,001	50,001
Net asset value, offering and redemption
price per share* (Note 2)	$13.15	$12.32	$11.10

*	Shares of all the Dynamic Funds, with the exception of Dynamic U.S. Growth Fund, redeemed within 90 days of purchase are charged a 2% redemption fee.

See Notes to Financial Statements

Dynamic Funds 2009 Annual Report      23

Statement of Operations
For the Period Ended September 30, 2009

	Dynamic Infrastructure Fund*	Dynamic Contrarian Advantage Fund*	Dynamic Discovery Fund*
Investment Income:
Dividends (net of foreign withholding taxes of
$738, $450, and $248, respectively)	$9,039	$7,444	$4,783
Interest	17	13	124
Total investment income	9,056	7,457	4,907
Expenses:
Investment advisory fees (Note 4)	2,714	2,246	2,538
Administration and accounting fees (Note 5)	47,147	47,012	47,042
Chief Compliance Officer fees (Note 4)	123	114	115
Custodian fees (Note 5)	8,798	9,892	9,554
Insurance expense	424	408	411
Legal fees	738	684	695
Offering costs (Note 2)	4,150	4,150	4,150
Printing fees	1,369	1,363	1,363
Registration and filing fees	9,879	9,878	9,879
Transfer agent fees (Note 5)	13,487	13,487	13,487
Trustees’ fees and expenses (Note 4)	594	550	553
Other	434	417	437
Subtotal	89,857	90,201	90,224
Fees waived and reimbursed by Adviser (Note 4)	(36,376)	(37,253)	(36,975)
Fees waived by Fund’s service provider (Note 5)	(49,910)	(49,910)	(49,910)
Net expenses	3,571	3,038	3,339
Net Investment Income	5,485	4,419	1,568
Realized and Unrealized Gain (Loss) on Investments,
Options Written, and Foreign Currency:
Net realized gain on investments	36,725	14,380	12,199
Net realized gain on options written	104	490	489
Net realized loss on foreign currency	(11,255)	(6,418)	(9,165)
Net realized gain on investments, options
written, and foreign currency transactions	25,574	8,452	3,523
Net change in unrealized appreciation/depreciation:
on investments	108,968	72,610	101,561
on options written	20	-	-
on foreign currency translations	(1,343)	289	(167)
Net change in unrealized appreciation/depreciation
on investments, options written, and foreign
currency translations	107,645	72,899	101,394
Net Realized and Unrealized Gain (Loss) on Investments,
Options Written, and Foreign Currency	133,219	81,351	104,917
Net Increase in Net Assets
Resulting from Operations	$138,704	$85,770	$106,485

*	The Fund commenced investment operations on March 31, 2009.

See Notes to Financial Statements

24       Dynamic Funds 2009 Annual Report

Statement of Operations
(Continued)
For the Period Ended September 30, 2009

	Dynamic Gold & Precious Metals Fund*	Dynamic U.S. Growth Fund*	Dynamic Energy Income Fund**
Investment Income:
Dividends (net of foreign withholding taxes of
$26, $0, and $837, respectively)	$229	$310	$4,745
Interest	21	13	7
Total investment income	250	323	4,752
Expenses:
Investment advisory fees (Note 4)	2,658	2,069	587
Administration and accounting fees (Note 5)	46,983	44,194	15,830
Chief Compliance Officer fees (Note 4)	119	119	21
Custodian fees (Note 5)	6,992	6,015	3,603
Insurance expense	414	416	80
Legal fees	720	717	226
Offering costs (Note 2)	4,150	4,150	3,329
Printing fees	1,368	1,367	1,300
Registration and filing fees	9,879	9,879	1,676
Transfer agent fees (Note 5)	13,487	13,487	3,870
Trustees’ fees and expenses (Note 4)	579	574	56
Other	381	375	187
Subtotal	87,730	83,362	30,765
Fees waived and reimbursed by Adviser (Note 4)	(34,323)	(30,831)	(10,473)
Fees waived by Fund’s service provider (Note 5)	(49,910)	(49,910)	(19,582)
Net expenses	3,497	2,621	710
Net Investment Income (Loss)	(3,247)	(2,298)	4,042
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency:
Net realized gain (loss) on investments	(356)	20,069	5,855
Net realized loss on foreign currency	(3,383)	-	(284)
Net realized gain (loss) on investments
and foreign currency transactions	(3,739)	20,069	5,571
Net change in unrealized appreciation/depreciation:
on investments	164,448	98,223	45,360
on foreign currency translations	(6)	-	(145)
Net change in unrealized appreciation/depreciation
on investments and foreign currency
translations	164,442	98,223	45,215
Net Realized and Unrealized Gain on
Investments and Foreign Currency	160,703	118,292	50,786
Net Increase in Net Assets
Resulting from Operations	$157,456	$115,994	$54,828

*	The Fund commenced investment operations on March 31, 2009.

**	The Fund commenced investment operations on August 14, 2009.

See Notes to Financial Statements

Dynamic Funds 2009 Annual Report      25

Statements of Changes in Net Assets

	Dynamic Infrastructure Fund For the Period Ended September 30, 2009*	Dynamic Contrarian Advantage Fund For the Period Ended September 30, 2009*	Dynamic Discovery Fund For the Period Ended September 30, 2009*
Operations:
Net investment income	$5,485	$4,419	$1,568
Net realized gain on investments, options
written, and foreign currency transactions	25,574	8,452	3,523
Net change in unrealized appreciation/depreciation
on investments, options written,
and foreign currency translations	107,645	72,899	101,394
Net Increase in Net Assets
Resulting from Operations	138,704	85,770	106,485
Shares of Beneficial Interest Transactions (Class I):
Shares sold	500,010	500,010	500,010
Net increase in net assets from
shares of beneficial interest transactions	500,010	500,010	500,010
Net increase in net assets	638,714	585,780	606,495
Net Assets:
Beginning of period	-	-	-
End of period	$638,714	$585,780	$606,495
Accumulated net investment income	$8,174	$11,977	$6,379
Shares of Beneficial Interest Transactions (Class I):
Shares sold	50,001	50,001	50,001
Net increase in shares outstanding	50,001	50,001	50,001

*	The Fund commenced investment operations on March 31, 2009.

See Notes to Financial Statements

26      Dynamic Funds 2009 Annual Report

Statements of Changes in Net Assets
(Continued)

	Dynamic Gold & Precious Metals Fund For the Period Ended September 30, 2009*	Dynamic U.S. Growth Fund For the Period Ended September 30, 2009*	Dynamic Energy Income Fund For the Period Ended September 30, 2009**
Operations:
Net investment income (loss)	$(3,247)	$(2,298)	$4,042
Net realized gain (loss) on investments
and foreign currency transactions	(3,739)	20,069	5,571
Net change in unrealized appreciation/depreciation
on investments and foreign currency
translations	164,442	98,223	45,215
Net Increase in Net Assets
Resulting from Operations	157,456	115,994	54,828
Shares of Beneficial Interest Transactions (Class I):
Shares sold	500,010	500,010	500,010
Net increase in net assets from
shares of beneficial interest transactions	500,010	500,010	500,010
Net increase in net assets	657,466	616,004	554,838
Net Assets:
Beginning of period	-	-	-
End of period	$657,466	$616,004	$554,838
Accumulated net investment income	$7,346	$11,678	$8,730
Shares of Beneficial Interest Transactions (Class I):
Shares sold	50,001	50,001	50,001
Net increase in shares outstanding	50,001	50,001	50,001

*	The Fund commenced investment operations on March 31, 2009.
**	The Fund commenced investment operations on August 14, 2009.

See Notes to Financial Statements

Dynamic Funds 2009 Annual Report      27

Financial Highlights
For a Fund Share Outstanding Throughout the Period

	Dynamic Infrastructure Fund For the Period Ended 9/30/09(1) Class I		Dynamic Contrarian Advantage Fund For the Period Ended 9/30/09(1) Class I		Dynamic Discovery Fund For the Period Ended 9/30/09(1) Class I
Net asset value, beginning of period	$10.00		$10.00		$10.00
Income from Investment Operations:
Net investment income (2)	0.11		0.09		0.03
Net realized and unrealized gain on
investments, options written,
and foreign currency transactions	2.66		1.63		2.10
Total from investment operations	2.77		1.72		2.13
Net asset value, end of period	$12.77		$11.72		$12.13
Total return	27.70	% (3)	17.20	% (3)	21.30	% (3)
Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000’s)	$639		$586		$606
Operating expenses:
Before expense reimbursement/waiver	31.45	% (4)	34.14	% (4)	33.78	% (4)
After expense reimbursement/waiver	1.25	% (4)	1.15	% (4)	1.25	% (4)
Net investment income
After expense reimbursement/waiver	1.92	% (4)	1.67	% (4)	0.59	% (4)
Portfolio turnover rate	60.18	% (3)	69.40	% (3)	69.79	% (3)

(1)	The Fund commenced investment operations on March 31, 2009.
(2)	Calculated based on the average number of shares outstanding during the period.
(3)	Non-annualized.
(4)	Annualized.

See Notes to Financial Statements

28       Dynamic Funds 2009 Annual Report

Financial Highlights
(Continued)
For a Fund Share Outstanding Throughout the Period

	Dynamic Gold & Precious Metals Fund For the Period Ended 9/30/09(1) Class I		Dynamic U.S. Growth Fund For the Period Ended 9/30/09(1) Class I		Dynamic Energy Income Fund For the Period Ended 9/30/09(2) Class I
Net asset value, beginning of period	$10.00		$10.00		$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (3)		(0.07)	(0.05)		0.09
Net realized and unrealized gain on
investments and foreign currency
transactions	3.22		2.37		1.01
Total from investment operations	3.15		2.32		1.10
Net asset value, end of period	$13.15		$12.32		$11.10
Total return	31.50	% (4)	23.20	% (4)	11.00	% (4)
Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000’s)	$657		$616		$555
Operating expenses:
Before expense reimbursement/waiver	31.36	% (5)	30.21	% (5)	49.80	% (5)
After expense reimbursement/waiver	1.25	% (5)	0.95	% (5)	1.15	% (5)
Net investment income (loss):
After expense reimbursement/waiver	(1.16	)% (5)	(0.83	)% (5)	6.54	% (5)
Portfolio turnover rate	5.43	% (4)	205.10	% (4)	20.50	% (4)

(1)	The Fund commenced investment operations on March 31, 2009.
(2)	The Fund commenced investment operations on August 14, 2009.
(3)	Calculated based on the average number of shares outstanding during the period.
(4)	Non-annualized.
(5)	Annualized.

See Notes to Financial Statements

Dynamic Funds 2009 Annual Report      29

Notes to Financial Statements
September 30, 2009

1.	Organization

The Dynamic Infrastructure Fund, Dynamic Contrarian Advantage Fund, Dynamic Discovery Fund, Dynamic Gold & Precious Metals Fund, Dynamic U.S. Growth Fund, and the Dynamic Energy Income Fund (each a “Fund” and collectively the “Funds”) are each a separate series of the BHR Institutional Funds (the “Trust”), a registered management investment company. The Trust is established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust (“Declaration of Trust”) dated June 2, 2006. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (“shares”). Each Fund is a separate mutual fund, and each share of a Fund represents an equal proportionate interest in that Fund. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong solely to that Fund and are subject to liabilities related thereto. The Funds are authorized to issue an unlimited number of shares and offer two classes of shares: Class I Shares and Class II Shares. As of September 30, 2009, Class II shares were not yet being offered to the public. The accompanying financial statements and financial highlights are those of the first five Funds listed above, which commenced investment operations on March 31, 2009, and the Dynamic Energy Income Fund which commenced investment operations on August 14, 2009. The financial statements of the remaining series in the Trust are presented in separate documents. The Funds are diversified portfolios as defined under the Investment Company Act of 1940, as amended (the “1940 Act”) with exception to the Dynamic Gold & Precious Metals Fund, Dynamic U.S. Growth Fund and Dynamic Energy Income Fund.

The Funds offer separate investment portfolios and have individual investment goals and strategy characteristics as follows:

Dynamic Infrastructure Fund – seeks long term capital appreciation and will invest, under normal market conditions, at least 80% of its assets in securities of publicly traded companies that hold infrastructure assets directly, as well as companies that own or manage infrastructure projects, or that are involved in the construction, development or maintenance of infrastructure assets.

Dynamic Contrarian Advantage Fund – seeks long term capital appreciation and will invest, under normal market conditions, primarily in equity securities of U.S. and foreign companies chosen using a value oriented investment approach.

Dynamic Discovery Fund – seeks long term capital appreciation and will invest, under normal market conditions, primarily in equity securities of domestic and foreign companies, including common shares and preferred shares, that demonstrate compelling growth potential but which have been ignored or discarded by the general marketplace.

Dynamic Gold & Precious Metals Fund – seeks long term capital appreciation and will invest, under normal market conditions, at least 80% of its assets in securities of companies which are engaged primarily in activities related to gold and various precious metals, including exploration, mining, development, fabrication, processing or distribution, in instruments that derive their value from the value of precious metals and in gold, silver, platinum and palladium in the form of bullion, coins and storage receipts.

Dynamic U.S. Growth Fund – seeks long term capital appreciation and will invest, under normal market conditions, at least 80% of its assets in securities of U.S. companies chosen according to a growth oriented investment approach.

Dynamic Energy Income Fund – seeks high income and long term growth of capital and will invest, under normal market conditions, at least 80% of its assets in equity securities of energy and utilities companies.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

Security Valuation - Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00pm Eastern time if a security’s primary exchange is normally open at that time). If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For a security that trades on multiple exchanges, the primary exchange will generally be considered to be the exchange on which the security is normally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Short-term debt securities with maturities of 60 days or less are carried at amortized cost, which approximates market value. Other debt securities are priced based upon valuations provided by recognized independent third party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Pricing Procedures approved by the Board of Trustees.

Use of Estimates – The preparation of financial statements in accordance with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements, the disclosure of contingent asset and liabilities as of the date of the financial statements and reported amounts of income and expenses during the period. Actual results could differ from those estimates.

Offering Costs - Offering costs have been incurred by the Funds. Offering costs consist of costs incurred to offer shares to the public and are accounted for as a deferred charge until operations begin and thereafter amortized to expense over twelve months on a straight-line basis.

Derivative Financial Instruments - The Funds may invest in various derivative financial instruments and engage in various portfolio investment strategies for the purpose of generating additional income, gaining exposure to underlying securities and/or hedging against currency risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security

30      Dynamic Funds 2009 Annual Report

Notes to Financial Statements
(Continued)

or if the counterparty does not perform its duties under the contract. Investing in certain derivative financial instruments entails certain execution, market, liquidity, hedging, and tax risks. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Funds would not be subject absent the use of these strategies. If Goodman & Company NY, Ltd.’s (the “Sub-Adviser” or “Goodman”) prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate, the consequences to the Funds may leave the Funds in a worse position than if it had not used such strategies.

The Funds are subject to equity price risk, foreign currency exchange rate risk, and interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below and in the tables to follow.

Futures and Options on Futures - The Funds may use futures contracts for the purpose of gaining exposure to, or hedging against changes in the value of equities, interest rates or foreign currencies. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or commodity at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Each Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). The Funds may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Funds, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). The Trust, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

There are significant risks associated with the Funds’ use of futures contracts and related options, including the following: (i) the success of a hedging strategy may depend on DundeeWealth US, LP’s ( the “Adviser” or “DundeeWealth US”) or Goodman’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures, (iii) there may not be a liquid secondary market for a futures contract or option, (iv) trading restrictions or limitations may be imposed by an exchange, and (v) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Funds’ exposure to price fluctuations, while others tend to increase its market exposure.

There were no open futures contracts or options on futures at September 30, 2009 for any of the Funds.

Forward Foreign Exchange Contracts - The Funds may engage in forward foreign exchange contracts for the purpose of gaining exposure to, or hedging against changes in the value of equities, interest rates or foreign currencies. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Adviser or Sub-Adviser due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Adviser or Sub-Adviser would otherwise desire, to the possible detriment of a Fund. Neither the CFTC nor banking authorities regulate forward currency through banks. In respect of such trading, a Fund is subject to the risk of bank failure or the inability or refusal by a bank to perform with respect to such contracts. Market illiquidity or disruption could result in major losses to a Fund.
Forward foreign exchange contracts for the Dynamic Infrastructure Fund, Dynamic Contrarian Advantage Fund, and Dynamic Discovery Fund at September 30, 2009 are presented within the Schedule of Investments.

Options - The Funds may purchase or write call or put options on securities or indices for the purpose of generating additional income, gaining exposure to underlying securities and/or hedging against price movements of portfolio assets. Each Fund may trade and write put and call options on securities, securities indices and currencies, as the Sub-Adviser determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Option positions for the Dynamic Infrastructure Fund at September 30, 2009 are presented within the Schedule of Investments.

Dynamic Funds 2009 Annual Report      31

Notes to Financial Statements
(Continued)

Fair Values of Derivative Instruments as of September 30, 2009 for the Dynamic Infrastructure Fund*:
Derivatives Not Accounted for as

Hedging Instruments	Balance Sheet Location	Fair Value
Equity Contracts	Liabilities, Put options written	$(285)
Foreign Exchange Contracts	Assets, Unrealized appreciation
	on forward foreign exchange contracts	949
Foreign Exchange Contracts	Liabilities, Unrealized depreciation
	on forward foreign exchange contracts	(2,294)
Total		$(1,630)

Fair Values of Derivative Instruments as of September 30, 2009 for the Dynamic Contrarian Advantage Fund*:

Derivatives Not Accounted for as Hedging Instruments	Balance Sheet Location	Fair Value
Foreign Exchange Contracts	Assets, Unrealized appreciation
	on forward foreign exchange contracts	$565
Foreign Exchange Contracts	Liabilities, Unrealized depreciation
	on forward foreign exchange contracts	(275)
Total		$290

Fair Values of Derivative Instruments as of September 30, 2009 for the Dynamic DisoveryFund*:

Derivatives Not Accounted for as Hedging Instruments	Balance Sheet Location	Fair Value
Foreign Exchange Contracts	Assets, Unrealized appreciation
	on forward foreign exchange contracts	$226
Foreign Exchange Contracts	Liabilities, Unrealized depreciation
	on forward foreign exchange contracts	(410)
Total		$(184)

* For open derivative instruments as of September 30, 2009, see the preceding tables on the Schedule of Investments. These derivative activities are indicative of activities during the period.

Effect of Derivative Instruments on the Statement of Operations during the Period Ended September 30, 2009 for the Dynamic Infrastructure Fund:

Derivatives Not Accounted for as Hedging Instruments	Realized Gain or Loss on Derivatives Recognized in Income	Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Equity Contracts	$104	$20
Foreign Exchange Contracts	(11,635)	(1,345)
Total	$(11,531)	$(1,325)

Effect of Derivative Instruments on the Statement of Operations during the Period Ended September 30, 2009 for the Dynamic Contrarian Advantage Fund:

Derivatives Not Accounted for as Hedging Instruments	Realized Loss on Derivatives Recognized in Income	Change in Unrealized Appreciation on Derivatives Recognized in Income
Equity Contracts	$490	-
Foreign Exchange Contracts	(6,359)	$290
Total	$(5,869)	$290

Effect of Derivative Instruments on the Statement of Operations during the Period Ended September 30, 2009 for the Dynamic Discovery Fund:

Derivatives Not Accounted for as Hedging Instruments	Realized Loss on Derivatives Recognized in Income	Change in Unrealized Depreciation on Derivatives Recognized in Income
Equity Contracts	$489	-
Foreign Exchange Contracts	(8,389)	$(184)
Total	$(7,900)	$(184)

32      Dynamic Funds 2009 Annual Report

Notes to Financial Statements
(Continued)

Foreign Currency Translations - The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates as provided by an appropriate pricing service. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Forward currency exchange contracts will be valued using interpolated forward exchange rates. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/loss on investments.

Security Transactions and Related Investment Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains and losses on the sales of investment securities are measured using the identified cost method.

Expenses – Expenses attributable to a specific Fund shall be payable solely out of the assets of that Fund. Expenses not attributable to a specific Fund are allocated across all of the Funds in the Trust on the basis of relative net assets or the nature of the services performed and the relative applicability to each Fund.

Net Asset Value Per Share – The net asset value (“NAV”) per share for each class of shares of a Fund is the value of that class’s portion of all of the net assets of the Fund. Each Fund calculates its NAV once each business day as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00pm Eastern time).

Distributions to Shareholders – The Funds distribute their net investment income and make distributions of net realized capital gains, if any, at least annually.

Redemption Fees – Each Fund, with the exception of the Dynamic U.S. Growth Fund, imposes a redemption fee of 2.00% on shares that are redeemed within 90 days of purchase. The redemption fee will be calculated as a percentage of the net asset value of total redemption proceeds. Those shares held the longest will be treated as having been redeemed first. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees, if any, returned to the assets of a Fund are reflected in the Statement of Changes in Net Assets.

3.	Fair Value Measurements
The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

Level 1:	Quoted prices in active markets for identical securities
Level 2:	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3:	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used in valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to determine the fair valuation of each Fund’s investments as of September 30, 2009, is as follows:
	Dynamic Infrastructure Fund	Dynamic Contrarian Advantage Fund	Dynamic Discovery Fund	Dynamic Gold & Precious Metals Fund
Level 1: Quoted Prices
Common Stocks Market Value:
Australia	$13,202	--	--	--
Canada	--	$17,791	--	$106,090
Ireland	--	22,735	$26,089	--
Israel	--	16,685	10,618	--
Netherlands	--	25,032	--	--
Switzerland	19,146	--	--	--
United States	235,562	261,236	270,704	85,644
Gold Certificates Market Value:
Canadian Gold Certificates	--	--	--	50,385
Warrants Market Value:
Canada	--	--	1,905	--
Short-term Investments Market Value:	28,472	33,422	14,080	30,971
Total Level 1 Market Value of Investments	$296,382	$376,901	$323,396	$273,090

Dynamic Funds 2009 Annual Report      33

Notes to Financial Statements
(Continued)

	Dynamic Infrastructure Fund	Dynamic Contrarian Advantage Fund	Dynamic Discovery Fund	Dynamic Gold & Precious Metals Fund
Level 2: Other Significant Observable Inputs
Common Stocks Market Value:
Australia	--	--	$16,963	$65,860
Austria	$9,978	--	--	--
Brazil	--	--	12,402	--
Canada	86,183	--	--	306,017
China	13,219	--	--	--
France	108,285	$34,773	58,675	--
India	6,972	--	--	--
Israel	--	17,864	39,057	--
Italy	30,392	31,313	24,649	--
Singapore	15,082	--	--	--
Spain	15,359	--	--	--
Sweden	--	16,790	--	--
Switzerland	30,144	35,724	91,786	--
United Kingdom	21,777	63,881	29,288	--
Total Level 2 Market Value of Investments	$337,391	$200,345	$272,820	$371,877
Total Market Value of Investments	$633,773	$577,246	$596,216	$644,967
Level 1: Quoted Prices
Other Financial Instruments Unrealized Depreciation: *
Options	$(285)	--	--	--
Level 2: Other Significant Observable Inputs
Other Financial Instruments Unrealized Appreciation: *
Forward Foreign Exchange Contracts	$949	$565	$226	--
Other Financial Instruments Unrealized Depreciation: *
Forward Foreign Exchange Contracts	(2,294)	(275)	(410)	--
Total Level 2 Unrealized Appreciation/Depreciation
of Other Financial Instruments	$(1,345)	$290	$(184)	--

* Other financial instruments are derivative instruments, such as futures, forwards, and options which are valued at the unrealized appreciation/depreciation of the investment.

To adjust for the time difference between local market close and the calculation of the net asset value, the Funds utilize fair value model prices for international equities provided by an independent service resulting in a Level 2 classification.

	Dynamic U.S. Growth Fund		Dynamic Energy Income Fund
Level 1: Quoted Prices*	$585,696	*	$86,051	**
Level 2: Other Significant Observable Inputs	--		479,399	*
Total Market Value of Investments	$585,696		$565,450

*	Securities consist of common stocks as disclosed in the Schedule of Investments.

**	The only Level 1 securities for Dynamic Energy Income Fund are Spectra Energy Corp. and the PNC Bank Money Market Account as disclosed in the Schedule of Investments.

There were no Level 3 investments held at September 30, 2009 for any of the Dynamic Funds.

4.	Investment Advisory Fees and Other Transactions
The Funds have entered into an investment management agreement (the “Advisory Agreement”) with DundeeWealth US pursuant to which DundeeWealth US provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at an annual rate of the average daily net assets of the Funds. As investment adviser to the Funds, DundeeWealth US has the ultimate responsibility over the sub-adviser and is responsible for the investment performance of the Funds. The annual rates paid are as follows:

34       Dynamic Funds 2009 Annual Report

Notes to Financial Statements
(Continued)

	Management Fees	Net Total Annual Operating Expenses
Dynamic Infrastructure Fund	0.95%	1.25%
Dynamic Contrarian Advantage Fund	0.85%	1.15%
Dynamic Discovery Fund	0.95%	1.25%
Dynamic Gold & Precious Metals Fund	0.95%	1.25%
Dynamic U.S. Growth Fund	0.75%	0.95%
Dynamic Energy Income Fund	0.95%	1.15%

DundeeWealth US has entered into an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Goodman, pursuant to which Goodman serves as sub-adviser to the Funds. Sub-advisory fees are paid by DundeeWealth US, not out of the Funds’ assets. In accordance with the terms of the Advisory Agreement and Sub-Advisory Agreement, DundeeWealth US and Goodman provide a continuous investment program for the Funds’ portfolios, and oversee the administration of all aspects relating to the Funds’ business and affairs.

For its services as investment sub-adviser to the Funds, Goodman is entitled to receive investment sub-advisory fees from DundeeWealth US at an annualized rate, calculated daily based on the average daily net assets of the Funds and paid monthly. Goodman will be paid 0.45% on the first $150,000,000 and 0.75% on the balance of the average daily net assets for the Dynamic Infrastructure Fund, Dynamic Discovery Fund, Dynamic Gold & Precious Metals Fund and the Dynamic Energy Income Fund. Goodman will be paid 0.35% on the first $150,000,000 and 0.65% on the balance of the average daily net assets for the Dynamic Contrarian Advantage Fund and 0.25% on the first $150,000,000 and 0.55% on the balance of the average daily net assets for the Dynamic U.S. Growth Fund.

The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep the Funds’ total annual operating expenses from exceeding the expense caps shown above for the Class I shares of the Funds for a period of three years ending March 13, 2012 (“Expense Limitation”). If at any point during the first three years of Fund operations it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements, as long as Expense Limitations are maintained. For the period ended September 30, 2009, the Adviser reimbursed the Funds as follows: $36,376 for the Dynamic Infrastructure Fund, $37,253 for the Dynamic Contrarian Advantage Fund, $36,975 for the Dynamic Discovery Fund, $34,323 for the Dynamic Gold & Precious Metals Fund, $30,831 for the Dynamic U.S. Growth Fund, and $10,473 for the Dynamic Energy Income Fund. The balances of recoverable expenses to the Adviser by Fund at September 30, 2009 were $36,376, $37,253, $36,975, $34,323, $30,831, and $10,473, respectively.

The Trust does not pay any fees to its Officers for their services as such, except for the Chief Compliance Officer, who receives $1,250 per month for the entire Trust. For the period ended September 30, 2009, the Funds were allocated $123, $114, $115, $119, $119, and $ 21, respectively, in Chief Compliance Officer fees. The Trust pays each Independent Trustee an annual retainer of $10,000, a per meeting fee of $1,500 for quarterly and special meetings, a fee of $1,000 for each Audit Committee meeting and $250 per Fair Value Pricing Committee meeting attended. Trustees are reimbursed for reasonable expenses incurred in attending all meetings.

5.	Other Service Providers

The Trust has entered into an Administration and Accounting Services Agreement with PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”) to provide accounting and administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. PNCGIS also acts as transfer agent and dividend disbursing agent for the Funds. For these services PNCGIS receives a monthly fee based on shareholder processing activity during the month for each Fund.

PFPC Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

PFPC Trust Company acts as custodian (the “Custodian”) of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

Pursuant to a services agreement, PNCGIS has agreed to waive $49,910 for the Dynamic Infrastructure Fund, $49,910 for the Dynamic Contrarian Advantage Fund, $49,910 for the Dynamic Discovery Fund, $49,910 for the Dynamic Gold & Precious Metals Fund, $49,910 for the Dynamic U.S. Growth Fund, and $19,582 for the Dynamic Energy Income Fund in administration and accounting, custodian, and transfer agent fees for the period ended September 30, 2009.

6.	Distributions To Shareholders

There were no distributions paid during the period ended September 30, 2009 for any of the Dynamic Funds.

7.	Investment Transactions

Investment transactions for the period ended September 30, 2009, excluding temporary short-term investments for the Fund, were as follows:

	Purchases	Sales
Dynamic Infrastructure Fund	$737,889	$278,282
Dynamic Contrarian Advantage Fund	$757,285	$300,941
Dynamic Discovery Fund	$786,224	$317,913
Dynamic Gold & Precious Metals Fund	$474,213	$24,309
Dynamic U.S. Growth Fund	$1,386,386	$918,982
Dynamic Energy Income Fund	$516,925	$66,013

Dynamic Funds 2009 Annual Report      35

Notes to Financial Statements
(Continued)
Written options activity for the Funds listed below for the period ended September 30, 2009 was as follows:

	Dynamic Infrastructure Fund		Dynamic Contrarian Advantage Fund		Dynamic Discovery Fund
	Number of Contracts	Premiums	Number of Contracts	Premiums	Number of Contracts	Premiums
Options outstanding
at September 30, 2008	-	$-	-	$-	-	$-
Options written	10	1,658	14	2,352	14	2,352
Options expired	(7)	(1,353)	(14)	(2,352)	(14)	(2,352)
Options outstanding
at September 30, 2009	3	$305	-	$-	-	$-

8.	Federal Income Taxes

The Funds intend to qualify for treatment as regulated investment companies under the Internal Revenue Code of 1986, as amended, and will distribute all their taxable income. In addition, by distributing in each calendar year substantially all their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to federal income or excise tax.

At September 30, 2009, the components of distributable accumulated earnings/(losses) on a tax basis were as follows:

	Dynamic Infrastructure Fund	Dynamic Contrarian Advantage Fund	Dynamic Discovery Fund	Dynamic Gold & Precious Metals Fund	Dynamic U.S. Growth Fund	Dynamic Energy Income Fund
Undistributed ordinary income
(inclusive of short-term
capital gains)	$43,759	$27,137	$18,882	$21,210	$34,253	$14,900
Capital loss carry-forward			-	(356)	-
Unrealized appreciation	108,921	72,609	101,579	150,578	95,717	44,907
Total accumulated earnings	$152,680	$99,746	$120,461	$171,432	$129,970	$59,807

The differences between book and tax-basis unrealized appreciation are attributable primarily to adjustments on foreign currency transactions (Dynamic Infrastructure Fund), mark-to-market adjustments on passive foreign investment companies (Dynamic Gold & Precious Metals Fund and Dynamic Energy Income Fund), deferral of losses on wash sales (Dynamic U.S. Growth Fund), and basis adjustments on investments in partnerships (Dynamic Energy Income Fund).

Under the current tax law, capital losses realized after October 31 and prior to the Funds’ fiscal year end may be deferred and treated as occurring on the first day of the following fiscal year. As this was the first year of operation for each Fund, no capital losses exist from the previous year.

As of September 30, 2009, the Dynamic Gold & Precious Metals Fund had a capital loss carry-forward of $356. This amount is due to expire in the year 2017.

Management has concluded that no provisions for federal income tax are required in the Funds’ financial statements for prior years as the Funds opened in 2009.

9.	Reclassifications

Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. As of September 30, 2009, the reclassifications by Fund were as follows:

	Decrease Paid-in Capital	Increase Accumulated Net Investment Income	Increase (Decrease) Accumulated Net Realized Gain (Loss)
Dynamic Infrastructure Fund	$(13,976)	$2,689	$11,287
Dynamic Contrarian Advantage Fund	(13,976)	7,558	6,418
Dynamic Discovery Fund	(13,976)	4,811	9,165
Dynamic Gold & Precious Metals Fund	(13,976)	10,593	3,383
Dynamic U.S. Growth Fund	(13,976)	13,976	-
Dynamic Energy Income Fund	(4,979)	4,688	291

36      Dynamic Funds 2009 Annual Report

Notes to Financial Statements
(Continued)

10.	Concentration Risks

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States of America.

Although some of the Funds have diversified investment portfolios, they may, at certain times, have concentrations that may cause the Funds to be more sensitive to economic changes or events occurring in certain sectors. Funds having non-diversified investment portfolios, such as the Dynamic Gold & Precious Metals Fund, Dynamic U.S. Growth Fund, and Dynamic Energy Income Fund, invest in a limited number of securities. Therefore, these Funds’ investment performance may be more volatile, as they may be more susceptible to risks associated with a single economic, political, or regulatory event than funds that invest in a greater number of issuers.

11.	Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposures under these arrangements are unknown, as this would involve future claims that may be made against the Funds.

12.	Subsequent Events

Briggs, Bunting & Dougherty, LLP (“BBD”) was replaced as the independent registered public accounting firm to the Trust effective upon the completion of services related to the audit for the Trusts’ 2009 fiscal year. The Trust’s Audit Committee participated in, and approved, the decision to change auditors. BBD’s reports on the Trust’s financial statements for the fiscal years ended September 30, 2009 and September 30, 2008 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Trust’s fiscal years ended September 30, 2009 and September 30, 2008 and through November 24, 2009, (i) there were no disagreements with BBD on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Trust’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On November 10, 2009, the Trust by action of its Board of Trustees upon the recommendation of the Trust’s Audit Committee engaged PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm to audit the Trust’s financial statements for the fiscal year ending September 30, 2010. During the Trust’s fiscal years ended September 30, 2009 and September 30, 2008 and through November 10, 2009, neither the Trust, its portfolios nor anyone on their behalf has consulted PwC on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Management has evaluated the impact of all subsequent events on the Fund through November 24, 2009, the date the financial statements were issued, and has noted no additional events that require recognition or disclosure in the financial statements.

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the period ended September 30, 2009, the funds made no distributions with which to designate the Corporate Dividends Received Deduction, Qualified Dividend Income, Qualified Interest Income or Qualified Short Term Gains.

The funds intend to elect to pass through the foreign taxes paid for the fiscal year ended September 30, 2009. Accordingly, the following items are being designated in respect of that election.

	Foreign Source Income	Foreign Taxes Paid
Dynamic Energy Income Fund	$5,384	$837

Dynamic Funds 2009 Annual Report      37

Report Of Independent Registered Public Accounting Firm

To the Board of Trustees of BHR Institutional Funds
and the Shareholders of Dynamic Infrastructure Fund, Dynamic Contrarian Advantage Fund,
Dynamic Discovery Fund, Dynamic Gold & Precious Metals Fund, Dynamic U.S. Growth Fund
and Dynamic Energy Income Fund

We have audited the accompanying statement of assets and liabilities of the Dynamic Infrastructure Fund, Dynamic  Contrarian Advantage Fund, Dynamic Discovery Fund, Dynamic Gold & Precious Metals Fund, Dynamic U.S. Growth  Fund , and Dynamic Energy Income Fund, each a series of shares of BHR Institutional Funds, including the schedules  of investments, as of September 30, 2009, and the related statements of operations and changes in net assets and  financial highlights for the periods March 31, 2009 (commencement of operations) through September 30, 2009 for  Dynamic Infrastructure Fund, Dynamic Contrarian Advantage Fund, Dynamic Discovery Fund, Dynamic Gold & Precious  Metals Fund, and Dynamic U.S. Growth Fund, and August 14, 2009 (commencement of operations) through September  30, 2009 for Dynamic Energy Income Fund. These financial statements and financial highlights are the responsibility of  the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights  based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United  States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether  the financial statements and financial highlights are free of material misstatement. An audit includes examining, on  a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included  confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and brokers. An  audit also includes assessing the accounting principles used and significant estimates made by management, as well  as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our  opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects,  the financial position of the Dynamic Infrastructure Fund, Dynamic Contrarian Advantage Fund, Dynamic Discovery  Fund, Dynamic Gold & Precious Metals Fund, Dynamic U.S. Growth Fund , and Dynamic Energy Income Fund as of  September 30, 2009, the results of their operations, changes in net assets, and financial highlights for the periods March  31, 2009 through September 30, 2009 for Dynamic Infrastructure Fund, Dynamic Contrarian Advantage Fund, Dynamic  Discovery Fund, Dynamic Gold & Precious Metals Fund, and Dynamic U.S. Growth Fund, and August 14, 2009 through  September 30, 2009 for Dynamic Energy Income Fund, in conformity with accounting principles generally accepted in  the United States of America.

38      Dynamic Funds 2009 Annual Report

Board Considerations Regarding Investment Management and Sub-Advisory Agreements
(Unaudited)

As required by the 1940 Act, the Board, including all of the Trustees who are not interested persons” of the Trust (“Independent Trustees”), unanimously approved (i) the Advisory Agreement between DundeeWealth US, LP (the “Adviser”) and the Trust on behalf of the Funds and (ii) the Sub-Advisory Agreement between the Adviser and Goodman & Company NY, Ltd. (“Goodman”) at a meeting held on February 17, 2009.

In determining whether to approve the Advisory Agreement and Sub-Advisory Agreement, the Board exercised its business judgment and considered information about the Adviser, Goodman and certain additional factors described below that the Board deemed relevant. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Trustee attributed different weights to the various factors. The following summary details the materials and factors that the Board considered, and the conclusions the Board reached, in approving the Advisory and Sub-Advisory Agreements.

(1)	The Nature, Extent and Quality of Services Provided to the Funds.

The Board considered the scope and quality of services expected to be provided by the Adviser and Goodman, particularly the qualifications and capabilities of the personnel responsible for providing services to each of the Funds. The Trustees noted that, in addition to managing the investment program of each Fund, the Adviser and Goodman would provide, at their expense, personnel responsible for supervising the provision of compliance, administrative services, accounting and related services. The Trustees also considered the qualifications, experience and responsibilities of the portfolio managers for each of the Funds.

(2)	The Performance of the Fund and the Adviser and Sub-Adviser.

The Trustees considered the investment experience of the Adviser and Goodman. The Trustees noted that since the Funds are new, each Fund’s performance will be evaluated on a periodic basis as compared to its peer group. However, the Trustees considered the historical performance of other accounts managed by an affiliate of Goodman using investment strategies substantially similar to those of the new Funds.

(3)	The Cost of Services Provided Profits Realized by the Adviser.

In connection with the Trustees’ consideration of the level of the advisory fees, the Trustees considered a number of factors. With respect to each Fund, the Board’s analysis of the advisory fees and estimated expenses included a discussion and review of data concerning the proposed fees and expense ratios of each Fund compared to the average of the comparable Morningstar category. The Board also considered the Adviser’s agreement to limit the total expenses of each Fund for a period of three years. With respect to the Sub-Advisory Agreement with Goodman, the Board noted that Goodman’s fees will be paid entirely by the Adviser so that no additional expenses would be borne by shareholders for the engagement of this sub- adviser.

(4)	The Extent to Which Economies of Scale Will be Realized as each Fund Grows and Whether Fee Levels Reflect Those Economies of Scale.

The Trustees considered the extent to which economies of scale could ultimately be realized relative to fee levels as the each of the Fund’s assets grow, and whether the advisory and sub-advisory fee levels would reflect these economies of scale for the benefit of shareholders.

(5)	Ancillary Benefits and Other Factors.

In addition to the above factors, the Trustees also discussed other benefits to be received by the Adviser and Goodman from the management of the Funds, including the ability to market its advisory services for similar products in the future.

Conclusion

The Board of Trustees, and separately all of the Independent Trustees, concluded that the fees payable under the Advisory and Sub-Advisory Agreements were fair and reasonable with respect to the services that the Adviser and Goodman. would each provide, in light of the factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling.

Dynamic Funds 2009 Annual Report      39

Interested and Independent Trustees of the Trust (Unaudited)

The following table sets forth certain information with respect to the Trustees of the Trust. The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-572-0968.

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee:*
Amy Duling	Chairman	Since June	DundeeWealth US, LP,	15	None
Year of Birth: 1967	and Trustee	2006	Managing Partner;
			Constellation Investment
			Management Company,
			Executive VP of
			Marketing & Product
			Mgt. (2004-2006);
			Turner Investment
			Partners, National
			Account Director
			(1999-2004).

Independent Trustees:
Gary Shugrue	Trustee	Since	Ascendant Capital	15	Quaker
Year of Birth: 1954		October	Partners, President		Investment
		2006	and Chief Investment		Trust
			Officer.		(registered
					investment
					company)

Dr. James Patton	Trustee	Since	Comprehensive Oncology	15	Advaxis, Inc.
Year of Birth: 1957		October	Care, LLC, President;
		2006	Millennium Oncology
			Management, Inc., Vice
			President;
			Liberty View Equity
			Partners SBIC, LP, Principal.

Malcolm MacColl	Trustee	Since	Crosswinds Investments, LLC,	15	None
Year of Birth: 1951		June	Partner and Chief Executive
		2008	Officer (2009);
			Cowen Asset Management, LLC,
			Chairman & Chief Executive
			Officer (2006-2009);
			Essex Investment Management, Co.,
			Chief Executive Officer
			(2006 and prior).
* Ms. Duling is an “interested person” under the 1940 Act because she is employed as Managing Partner of DundeeWealth US, LP.

40      Dynamic Funds 2009 Annual Report

Officers of the Trust (Unaudited)

The following table sets forth certain information with respect to the officers of the Trust. The officers of the Trust are elected annually.

Name and Year of Birth	Position Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter Moran	President	Since October	DundeeWealth US, LP, Managing Partner;
Year of Birth: 1961		2006	Constellation Investment Management
			Company, President (2005-2006);
			Turner Investment Partners, Director of
			Intermediary & Mutual Fund
			Distribution (1997-2005).

Amy Duling	Secretary	Since July	DundeeWealth US, LP, Managing Partner;
Year of Birth: 1967		2008	Constellation Investment Management Company,
			Executive VP of Marketing & Product Management
			(2004-2006);
			Turner Investment Partners, National
			Account Director (1999-2004).

John Leven	Treasurer	Since October	DundeeWealth US, LP, Director of
Year of Birth: 1957		2006	Finance and Administration;
			Constellation Investment Management Company,
			Chief Financial Officer (2004-2006);
			SEI Investments, Account Director
			(2001-2004), Director of Fund
			Accounting (1999-2001).

Holly Butson	Chief Compliance	Since September	DundeeWealth US, LP,
Year of Birth: 1958	Officer	2008	Chief Compliance Officer since 2008;
			StoneRidge Investment Partners, LLC, Chief
			Operating and Compliance Officer (2004-2008);
			PFPC, Division of PNC Financial Services,
			Assistant Director Securities Lending (2000-2004).

Dynamic Funds 2009 Annual Report      41

Additional Fund Information

September 30, 2009
(Unaudited)

Proxy Voting Information

A description of the Funds’ policies and procedures with respect to the voting of proxies relating to the Funds’ portfolio securities is available without charge, upon request by calling 1-888-572-0968 or on the Funds’ website at http://www.dundeewealthus.com.

Information regarding how the Funds voted proxies related to portfolio securities during the most recent period ended June 30, 2009 is available without charge, upon request, by calling 1-888-572-0968 or by visiting the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information on Form N-Q

The Trust files the Funds’ complete schedule of portfolio investments with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q will be available on the SEC’s website at http:// www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BHR Institutional Funds Privacy Policy

In the course of doing business with shareholders, the Trust collects nonpublic personal information about shareholders. “Nonpublic personal information” is personally identifiable financial information about shareholders. For example, it includes shareholders’ social security number, account balance, bank account information and purchase and redemption history.

The Trust collects this information from the following sources:

•	Information we receive from shareholders on applications or other forms;
•	Information about shareholder transactions with us and our service providers, or others;
•	Information we receive from consumer reporting agencies (including credit bureaus).

What information does the Trust disclose and to whom does the Trust disclose information?

The Trust only discloses nonpublic personal information collected about shareholders as permitted by law. For example, the Trust may disclose nonpublic personal information about shareholders:

•	To government entities, in response to subpoenas or to comply with laws or regulations;
•	When shareholders direct us to do so or consent to the disclosure;
•	To companies that perform necessary services for BHR Institutional Funds, such as data processing companies that the Funds use to process shareholders transactions or maintain shareholder accounts;
•	To protect against fraud, or to collect unpaid debts.

If a shareholder closes its account, we will adhere to the privacy policies and practices described in this notice.

How the Trust Safeguards Information

Within the Trust, access to nonpublic personal information about shareholders is limited to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. The Trust and its service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard shareholder nonpublic personal information.

42      Dynamic Funds 2009 Annual Report

Annual Report

September 30, 2009

JOHCM International Select Fund

Contents

1	Letter to Shareholders

2	Disclosure of Fund Expenses

3	Performance

4	Investment Review

5	Schedule of Investments

7	Financial Statements

11	Notes to Financial Statements

16	Report of Independent Registered Public Accounting Firm

17	Board Considerations Regarding Investment Management and Sub-Advisory Agreements

18	Interested and Independent Trustees of the Trust

19	Officers of the Trust

20	Additional Fund Information

This report is submitted for the general information of the Fund’s shareholders. It is not authorized for distribution to prospective shareholders unless preceded or accompanied by the Fund’s current prospectus.

Shares of the Fund are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406.

JOHCM International Select Fund 2009 Annual Report

Letter to Shareholders

September 30, 2009
(Unaudited)

Dear Fellow Shareholder:

I started last year’s annual shareholder letter describing the unprecedented events which led to the global economic crisis. The magnitude and speed of the crisis were well beyond the expectations or forecasts of the majority of leading investment strategists and economists. The global financial system moved to the proverbial edge of the abyss. Fortunately, the coordinated efforts of central bankers from around the world helped avert a total collapse in the credit mechanisms which are critical to a properly functioning global economy. At the same time, U.S. investors were consumed and equally focused on the historic Presidential election of 2008. The media looked for someone to blame and the market’s demise uncovered a series of fraudulent practices at almost every level of the U.S. financial system. This level of fraud will result in years of regulatory change to the U.S. financial system. In the face of so much uncertainty and misrepresentation, the average investor could not have possibly comprehended the severity of the crisis. The fourth quarter of 2008 was truly unprecedented and rivaled only by the crash of 1929.

The global economies would not begin their healing process until the Presidential race was decided and the excesses of Wall Street were exposed. While the intended purpose and use of government bail-out funds were widely disputed, it became clear that these gestures at least helped alleviate some of the fear and uncertainty that had clouded the markets. As the market continued its torrid pace downward in the first quarter of 2009, investors everywhere were taught an important lesson in behavioral finance. It appears now that the selling panic of March of 2009 looks like it was one of the greatest buying opportunities for investors since the lows of 1987. The chart below highlights the resiliency of the U.S. and global markets in general.

Name	3 Month	6 Month	YTD	1 Year
S&P 500	15.61%	34.02%	19.26%	-6.91%
MSCI EAFE	19.52%	50.42%	29.58%	3.80%
MSCI Emerging Markets	21.04%	63.21%	64.88%	19.44%
Russell 1000	16.07%	35.22%	21.08%	-6.14%
Russell 1000 Growth	13.97%	32.58%	27.11%	-1.85%
Russell 1000 Value	18.24%	37.99%	14.85%	-10.62%
London Fix Gold PM	6.55%	8.65%	14.49%	12.58%
MSCI AC Asia Pac	15.33%	47.85%	34.74%	13.17%
BarCap Aggregate Bond Treasury	2.10%	-0.98%	-2.29%	6.26%
BarCap Municipal	7.12%	9.38%	14.00%	14.85%
BarCap US Corporate High Yield	14.22%	40.57%	48.98%	22.34%

Although the returns since September 30, 2008 have recouped a majority of the market’s collapse, the global economy is still recovering. The U.S. market still faces the challenges of a weak dollar, rising unemployment, rising foreclosures and additional bank failures. The European markets face similar challenges with the only bright spot being the emerging or developing economies. Asia and Latin America have proven to be particularly strong since the fourth quarter meltdown. In an interlinked global economy, demand from U.S. and European consumers is still critical for these emerging economies to continue strong growth patterns.

We believe a well constructed global asset allocation strategy with exposure to certain critical and unique asset classes will be necessary for investors to rebuild and further grow their investment portfolios. To this end, we have substantially broadened our mutual fund offerings. Our product management strategy is focused on bringing investment strategies to the market that represent both core and complementary holdings in the portfolio.

Many of these new strategies are managed by a U.S.-registered investment division of our parent company DundeeWealth Inc., based in Toronto, ON. Additionally, we continue to partner with specialized and highly regarded investment management firms like JO Hambro from London, England, Mount Lucas from Newtown, PA and Smith Group from Dallas, TX. For a list of our current fund offerings, visit our new website at www.dundeewealthus.com.

An important change to our company in the past year was the rebranding of BHR Fund Advisors to DundeeWealth US. We believe this rebranding is a critical step towards synergizing the many benefits that exist between our parent company and the US division. DundeeWealth has a proud and long history of serving the needs of Canadian investors. Their mutual fund family, Dynamic Funds, is one of the most well regarded mutual fund families in Canada. Please visit our website to learn more about this collaboration. Our ability to leverage the resources of DundeeWealth will continue to have long term benefits for our shareholders in the form of better service and investment insight.

We thank you for your confidence during this difficult year and look forward to serving your investment needs in the future.

Best Regards,
Peter J. Moran
President
BHR Institutional Funds

JOHCM International Select Fund 2009 Annual Report      1

Disclosure of Fund Expenses

For the Six Month Period April 1, 2009 to September 30, 2009 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the JOHCM International Select Fund (the “Fund”), you incur ongoing costs, which include costs for investment advisory services, administrative services, shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the Fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the period. The “Expense Ratio” column shows the period’s annualized expense ratio and the “Expenses Paid During the Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Fund has no sales charges or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending		Expenses Paid
	Account Value	Account Value	Expense	During the Period
	4/01/09	9/30/09	Ratio (1)	4/01/09-9/30/09(2)
JOHCM International Select Fund - Class I
Actual Fund Return (3)	$1,000.00	$1,050.00	1.09%	$1.93
Hypothetical 5% Return	$1,000.00	$1,019.60	1.09%	$5.52

(1)	Annualized, based on the Fund’s expenses for the period.
(2)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by 365 to reflect the one-half year period.

(3)	The Fund commenced investment operations on July 29, 2009. Account values and expense ratios for the Actual Fund Return are calculated from July 30, 2009 through September 30, 2009.

2      JOHCM International Select Fund 2009 Annual Report

Performance

JOHCM International Select Fund

Aggregate Total Returns*
As of September 30, 2009
Class I
Since Inception (7/29/09)	5.00%

Growth of a $100,000 investment since Fund inception

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*
Returns shown, unless otherwise indicated, are total returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

International securities involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs.

The small and mid capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and midcap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Small and midcap stocks may be very volatile and the price movements of the Fund shares may reflect that volatility. Such volatility may make selling a large quantity of shares of one issuer more difficult.

The value of the Fund’s investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

The Morgan Stanley Capital International EAFE Index (Europe, Australasia, and the Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund’s net expense ratio at September 30, 2009 is 1.09%.

In the Fund’s current prospectus, the Fund’s gross expense ratio is 2.27%.

JOHCM International Select Fund 2009 Annual Report      3

Investment Review

JOHCM International Select Fund
September 30, 2009 (Unaudited)

Investment Philosophy & Process

JO Hambro Capital Management Ltd. (“JOHCM”) serves as the Sub-Adviser to the JOHCM International Select Fund. JOHCM was founded in 1993 and is majority employee owned. JOHCM’s origins in the mid 1990s were in managing an activist equity product. In 2001, JOHCM set up its first long only OEIC products (UK Growth and Continental European.) In conjunction with joint venture partners, the Group also manages specialist property assets, mostly through listed entities.

The Fund employs a growth at a reasonable price (“GARP”) investment philosophy, which is sometimes described as a core focus with a growth bias. The Fund seeks to own stocks, sectors and countries with positive earnings surprise, sustainably high or increasing return on equity, and attractive valuations. The Fund managers believe they can increase the probability of finding an attractive stock by looking where traditional growth investors tend to ignore. While the Fund’s managers seek to own stocks with idiosyncratic return patterns, they also recognize that many stocks have varying degrees of beta or correlation to their sector or country, so they also maintain a top-down research focus when constructing the portfolio. The Fund’s management team offers the unique capability of blending both a bottom-up and a top-down investment research approach to the portfolio construction process.

Performance Review

Since the inception of the Fund on July 29, 2009 through the period ending September 30, 2009, the Fund returned 5.00%, versus a return of 12.19% posted by the MSCI EAFE Index.

The Fund’s multi-dimensional investment process (stocks, sectors, countries, time/change) is focused on identifying the primary drivers of investment performance and positioning the Fund to capitalize on the most attractive opportunities. By analyzing each of these dimensions, the investment process combines a top-down and bottom-up approach that provides the flexibility and assertiveness required to invest in a global marketplace.

The fiscal year was a partial period for the Fund. The relative lag in Fund performance versus the benchmark was largely attributed to individual security selection, especially within the Japanese financial sector. The top three detractors from the Fund’s performance included Nomura Holdings, Inc., Japan Securities Finance Co., Ltd., and Hellenic Exchanges Holdings SA. On the positive side, the largest contributions to the Fund’s performance were CSM NV, Virgin Media, Inc., and PT Bumi Resources.

As the market continues to digest the economic recovery, the manager believes that investors will begin to focus more intently on those companies that have the ability to grow and sustain their earnings. The manager’s research process has positioned the Fund’s holdings to favor sectors that are attractively priced and offer the greatest potential for positive earnings surprises. At the end of the fiscal year, the Fund was biased toward Information Technology, Materials, and Financials relative to the benchmark. Alternatively, the Fund was underweight in Energy, Consumer Staples, and Utilities.

From a regional perspective, the manager is currently paying close attention to those countries that are being led by movement within the financial sector. Within a particular geography, a market surge that is led by the financial sector has historically proven to be a bullish signal while a downturn in performance led by the financial sector has demonstrated to be quite bearish. This phenomenon is certainly topical as banking systems across the world continue to fight for survival and sure up their balance sheets since emerging from the recent credit crisis. The manager’s research process has also identified investments that may benefit from an inflationary environment, such as emerging markets in Eastern Europe and in the Middle East. At the end of the fiscal year, the Fund was notably overweight in China and the United Kingdom and underweight in Australia, France and Japan.

4      JOHCM International Select Fund 2009 Annual Report

Schedule of Investments

JOHCM International Select Fund
September 30, 2009

	Number	Market
	of Shares	Value

COMMON STOCKS - 95.0%
Australia - 2.5%
OZ Minerals, Ltd.* †	327,244	$326,814

Brazil - 2.5%
Petroleo Brasileiro SA ADR	7,241	332,362

Cayman Islands - 2.5%
Subsea 7, Inc.* †	24,581	331,005

China - 10.1%
KWG Property Holding, Ltd. †	508,000	325,797
Zhaojin Mining Industry Co., Ltd., Class H †	194,500	329,065
Zhuzhou CSR Times Electric Co., Ltd., Class H †	193,000	334,367
Zijin Mining Group Co., Ltd., Class H †	340,000	331,292
		1,320,521
France - 2.5%
Etam Developpement SA* †	14,651	327,941

Germany - 7.4%
Biotest AG †	5,309	319,987
Deutsche Boerse AG †	3,901	318,824
Freenet AG* †	23,767	324,475
		963,286
Hong Kong - 2.5%
Hong Kong Exchanges and Clearing, Ltd.†	18,300	328,703

Indonesia - 5.1%
PT Bank Rakyat Indonesia †	426,000	328,461
PT Bumi Resources Tbk †	1,000,000	333,370
		661,831
Ireland - 2.5%
Experian PLC †	39,256	330,312

Japan - 16.9%
Japan Securities Finance Co., Ltd. †	41,800	307,333
NOK Corp. †	22,000	325,940
Nomura Holdings, Inc. †	32,700	199,773
Nomura Research Institute, Ltd. †	11,605	275,872
Osaka Securities Exchange Co., Ltd. †	66	298,651
Sojitz Corp. †	120,200	226,550
Sysmex Corp. †	7,300	314,126
TOKYO DOME CORP. †	86,000	262,752
		2,210,997
Netherlands - 5.0%
CSM NV †	13,100	$331,034
Koninklijke (Royal) KPN NV †	19,374	321,516
		652,550
Singapore - 2.5%
Singapore Exchange, Ltd. †	56,000	332,688

Sweden - 2.5%
Telefonaktiebolaget LM
Ericsson, Class B †	32,030	321,334

Switzerland - 9.9%
Roche Holding AG †	2,008	325,049
STMicroelectronics NV †	33,149	313,298
Temenos Group AG* †	14,067	330,584
Xstrata PLC* †	22,506	331,451
		1,300,382
United Kingdom - 20.6%
Intermediate Capital Group PLC †	69,777	333,496
Intertek Group PLC †	16,417	332,982
Jardine Lloyd Thompson Group PLC †	41,140	319,522
Kier Group PLC †	17,156	324,563
Man Group PLC †	68,340	362,512
Rio Tinto PLC †	7,771	333,465
Tate & Lyle PLC †	49,094	331,850
Virgin Media, Inc.	25,492	354,849
		2,693,239

Total Common Stocks
(Cost $12,137,707)		12,433,965

REGISTERED INVESTMENT COMPANIES - 2.5%
United States - 2.5%
iShares MSCI EAFE Index Fund	5,932	324,480

Total Registered investment Companies
(Cost $323,234)		324,480

JOHCM International Select Fund 2009 Annual Report      5

Schedule of Investments
(Continued)

JOHCM International Select Fund
September 30, 2009

Total Investments - 97.5%
(Cost $12,460,941)**	12,758,445
Other Assets Less Liabilities - (2.5%)	321,523
NET ASSETS - 100.0%	$13,079,968

†	Fair valued security. The aggregate value of fair valued securities is $11,746,754 comprising 89.81% of total net assets, which were valued pursuant to guidelines established by the Board of Trustees.
ADR	American Depositary Receipt.
*	Non-income producing security.
**	Aggregate cost for federal income tax purposes is $12,460,941 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$538,676
Gross unrealized depreciation	(241,172)
Net unrealized appreciation	$297,504

Sector Allocation	% of Net Assets
Financials	26.4%
Materials	12.6
Industrials	11.9
Consumer Discretionary	9.7
Information Technology	9.5
Energy	7.6
Health Care	7.3
Consumer Staples	5.1
Telecommunication Services	4.9
Exchange-Traded Funds	2.5
Cash and other	2.5
100.0%

See Notes to Financial Statements

6      JOHCM International Select Fund 2009 Annual Report

Statement of Assets and Liabilities

JOHCM International Select Fund
September 30, 2009

Assets:
Investments, at market value (cost $12,460,941) (Note 2 and Note 3)	$12,758,445
Cash and cash equivalents	1,578,441
Receivable from investments sold	277,215
Dividends and interest receivable	37,691
Prepaid offering expenses	16,440
Other prepaid expenses	14,009
Total assets	14,682,241

Liabilities:
Payable for investments purchased	1,556,872
Investment advisory fees payable (Note 4)	26,040
Custodian fees payable (Note 5)	6,428
Administration and accounting fees payable (Note 5)	2,836
Trustees’ fees payable (Note 4)	2,073
Chief Compliance Officer fees payable (Note 4)	477
Transfer agent fees payable (Note 5)	160
Other accrued expenses	7,387
Total liabilities	1,602,273

Net Assets	$13,079,968

Net Assets consist of:
Paid-in-capital	$12,793,090
Accumulated net investment income	12,609
Accumulated net realized loss on investments
and foreign currency transactions	(18,729)
Net unrealized appreciation on investments	297,504
Net unrealized depreciation on foreign currency translations	(4,506)

Net Assets	$13,079,968

Shares Outstanding - Class I:
(Unlimited number of shares authorized, par value $0.001per share)	1,245,534

Net asset value, offering and redemption price per share (Note 2)	$10.50

See Notes to Financial Statements

JOHCM International Select Fund 2009 Annual Report      7

Statement of Operations

JOHCM International Select Fund
For the Period Ended September 30, 2009*

Investment Income:
Dividends (net of foreign withholding taxes of $1,653)	$45,519
Total investment income	45,519

Expenses:
Investment advisory fees (Note 4)	11,835
Administration and accounting fees (Note 5)	17,002
Custodian fees (Note 5)	8,028
Legal fees	5,516
Transfer agent fees (Note 5)	3,977
Registration and filing fees	3,468
Offering costs (Note 2)	3,430
Trustees’ fees and expenses (Note 4)	2,073
Printing fees	1,300
Insurance expense	1,133
Chief Compliance Officer fees (Note 4)	477
Other	125
Subtotal	58,364
Fees waived and reimbursed by Adviser (Note 4)	(23,605)
Fees waived by Fund’s service provider (Note 5)	(19,582)
Total net expenses	15,177

Net Investment Income	30,342
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency:
Net realized loss on investments	(18,729)
Net realized loss on foreign currency transactions	(23,961)
Net realized loss on investments
and foreign currency transactions	(42,690)
Net change in unrealized appreciation/depreciation:
on investments	297,504
on foreign currency translations	(4,506)
Net change in unrealized appreciation/depreciation
on investments and foreign currency translations	292,998
Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency	250,308
Net Increase in Net Assets
Resulting from Operations	$280,650

*	JOHCM International Select Fund commenced investment operations on July 29, 2009.

See Notes to Financial Statements

8      JOHCM International Select Fund 2009 Annual Report

Statement of Changes in Net Assets

JOHCM International Select Fund

For the Period Ended
September 30, 2009*
Operations:
Net investment income	$30,342
Net realized loss on investments
and foreign currency transactions	(42,690)
Net change in unrealized appreciation/depreciation
on investments and foreign currency translations	292,998
Net increase in net assets resulting from operations	280,650
Shares of Beneficial Interest Transactions (Class I):
Shares sold	12,799,318
Net increase in net assets from shares of
benefical interest transactions	12,799,318
Net increase in net assets	13,079,968

Net Assets:
Beginning of period	-
End of period	$13,079,968
Accumulated net investment income	$12,609

Shares of Beneficial Interest Transactions (Class I):
Shares sold	1,245,534
Net increase in shares outstanding	1,245,534

*	JOHCM International Select Fund commenced investment operations on July 29, 2009.

See Notes to Financial Statements

JOHCM International Select Fund 2009 Annual Report      9

Financial Highlights

JOHCM International Select Fund
For a Fund Share Outstanding Throughout the Period

	For the Period Ended
	9/30/09(1)
	Class I
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income (2)	0.04
Net realized and unrealized gain
on investments and foreign currency transactions	0.46
Total from investment operations	0.50

Net asset value, end of period	$10.50

Total return	5.00	% *
Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000’s)	$13,080
Operating expenses:
Before expense reimbursement/waiver	4.19	% **
After expense reimbursement/waiver	1.09	% **
Net investment income
After expense reimbursement/waiver	2.19	% **
Portfolio turnover rate	41.71	% *

(1)	JOHCM International Select Fund commenced investment operations on July 29, 2009.
(2)	Calculated based on the average number of shares outstanding during the period.
*	Non-annualized.
**	Annualized.

See Notes to Financial Statements

10      JOHCM International Select Fund 2009 Annual Report

Notes to Financial Statements

September 30, 2009

1.	Organization

The JOHCM International Select Fund (the “Fund”) is a separate series of the BHR Institutional Funds (the “Trust”), a registered management investment company. The Trust is established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust (“Declaration of Trust”) dated June 2, 2006. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (“shares”). The Fund is a separate mutual fund, and each share of the Fund represents an equal proportionate interest in the Fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and are subject to liabilities related thereto. The Fund is authorized to issue an unlimited number of shares and to offer two classes of shares: Class I Shares and Class II Shares. As of September 30, 2009, Class II shares were not yet being offered to the public. The accompanying financial statements and financial highlights are those of the Fund, which commenced investment operations on July 29, 2009. The financial statements of the remaining series in the Trust are presented in separate documents. The Fund is a diversified portfolio as defined under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund seeks long term capital appreciation and invests in equity securities of foreign companies across all capitalizations. Under normal market conditions, the Fund invests at least 80% of its assets in securities of companies headquartered outside of the United States.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00pm Eastern time if a security’s primary exchange is normally open at that time). If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For a security that trades on multiple exchanges, the primary exchange will generally be considered to be the exchange on which the security is normally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Short-term debt securities with maturities of 60 days or less are carried at amortized cost, which approximates market value. Other debt securities are priced based upon valuations provided by recognized independent third party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Pricing Procedures approved by the Board of Trustees.

Use of Estimates – The preparation of financial statements in accordance with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements, the disclosure of contingent assets and liabilities as of the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Offering Costs - Offering costs have been incurred by the Fund. Offering costs consist of costs incurred to offer shares to the public and are accounted for as a deferred charge until operations begin and thereafter amortized to expense over twelve months on a straight-line basis.

Derivative Financial Instruments - The Fund may invest in various derivative financial instruments and engage in various portfolio investment strategies for the purpose of generating additional income, gaining exposure to underlying securities and/or hedging against currency risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform its duties under the contract. Investing in certain derivative financial instruments entails certain execution, market, liquidity, hedging, and tax risks. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If JO Hambro Capital Management Ltd.’s (the “Sub-Adviser” or “JO Hambro”) prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.

The Fund is subject to equity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below and in the tables to follow.

Futures and Options on Futures – The Fund may use futures contracts for the purpose of gaining exposure to, or hedging against changes in the value of equities, interest rates or foreign currencies. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or commodity at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). The Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Fund, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

JOHCM International Select Fund 2009 Annual Report      11

Notes to Financial Statements
(Continued)

There are significant risks associated with the Fund’s use of futures contracts and related options, including the following: (i) the success of a hedging strategy may depend on DundeeWealth US, LP’s ( the “Adviser” or “DundeeWealth US”) or JO Hambro’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (iii) there may not be a liquid secondary market for a futures contract or option, (iv) trading restrictions or limitations may be imposed by an exchange, and (v) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

There were no open futures contracts or options on futures at September 30, 2009.

Forward Foreign Exchange Contracts - The Fund may engage in forward foreign exchange contracts for the purpose of gaining exposure to, or hedging against changes in the value of equities, interest rates or foreign currencies. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Adviser or Sub-Adviser due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Adviser or Sub-Adviser would otherwise recommend, to the possible detriment of a fund. Neither the CFTC nor banking authorities regulate forward currency through banks. In respect of such trading, a fund is subject to the risk of bank failure or the inability or refusal by a bank to perform with respect to such contracts. Market illiquidity or disruption could result in major losses to a fund.

There were no open forward foreign exchange contracts at September 30, 2009.

Options - The Fund may purchase or write call or put options on securities or indices for the purpose of generating additional income, gaining exposure to underlying securities and/or hedging against price movements of portfolio assets. The Fund may trade and write put and call options on securities, securities indices and currencies, as the Sub-Adviser determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

There were no open options contracts at September 30, 2009.

Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates as provided by an appropriate pricing service. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Forward currency exchange contracts will be valued using interpolated forward exchange rates. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/ depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/loss on investments.

Security Transactions and Related Investment Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains and losses on the sales of investment securities are measured using the identified cost method.

Expenses – Expenses attributable to a specific Fund shall be payable solely out of the assets of that Fund. Expenses not attributable to a specific Fund are allocated across all of the funds in the Trust on the basis of relative net assets or the nature of the services performed and the relative applicability to each fund.

Net Asset Value Per Share – The net asset value (“NAV”) per share for each class of shares of the Fund is the value of that class’s portion of all of the net assets of the Fund. The Fund calculates its NAV once each business day as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00pm Eastern time).

12      JOHCM International Select Fund 2009 Annual Report

Notes to Financial Statements
(Continued)

Distributions to Shareholders – The Fund distributes its net investment income and makes distributions of net realized capital gains, if any, at least annually.

Redemption Fees – The Fund imposes a redemption fee of 2.00% on shares that are redeemed within 90 days of purchase. The redemption fee will be calculated as a percentage of the net asset value of total redemption proceeds. Those shares held the longest will be treated as having been redeemed first. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees, if any, returned to the assets of the Fund are reflected in the Statement of Changes in Net Assets.

 3. Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

Level 1:	Quoted prices in active markets for identical securities

Level 2:	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3:	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used in valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to determine the fair value of the Fund’s investments as of September 30, 2009, is as follows:

Level 1: Quoted Prices
Common Stocks Market Value:
Brazil	$332,362
United Kingdom	354,849
Registered Investment Companies Market Value:
United States	324,480
Total Level 1 Market Value of Investments	$1,011,691
Level 2: Other Significant Observable Inputs

Common Stocks Market Value:
Australia	$326,814
Cayman Island	331,005
China	1,320,521
France	327,941
Germany	963,286
Hong Kong	328,703
Indonesia	661,831
Ireland	330,312
Japan	2,210,997
Netherland	652,550
Singapore	332,688
Sweden	321,334
Switzerland	1,300,382
United Kingdom	2,338,390
Total Level 2 Market Value of Investments	$11,746,754
Total Market Value of Investments	$12,758,445

There were no Level 3 investments held at September 30, 2009.

To adjust for the time difference between local market close and the calculation of the net asset value, the Fund utilizes fair value model prices for international equities provided by an independent service resulting in a Level 2 classification.

4.	Investment Advisory Fees and Other Transactions

The Fund has entered into an investment management agreement (the “Advisory Agreement”) with DundeeWealth US pursuant to which DundeeWealth US provides investment management services to the Fund and is entitled to receive a fee calculated daily and payable monthly at an annual rate of 0.85% of the average daily net assets of the Fund. As investment adviser to the Fund, DundeeWealth US has the ultimate responsibility over the sub-adviser and is responsible for the investment performance of the Fund.

DundeeWealth US has entered into an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with JO Hambro, pursuant to which JO Hambro serves as sub-adviser to the Fund. Sub-advisory fees are paid by DundeeWealth US, not out of the Fund’s assets. In accordance with the terms of the Advisory Agreement and Sub-Advisory Agreement, DundeeWealth US and JO Hambro provide a continuous investment program for the Fund’s portfolio, and oversee the administration of all aspects relating to the Fund’s business and affairs.

For its services as investment sub-adviser to the Fund, JO Hambro is entitled to receive investment sub-advisory fees from DundeeWealth US at an annualized rate, calculated daily based on the average daily net assets of the Fund and paid monthly. JO Hambro will be paid 0.40% on the first $30,000,000; 0.58% on the next $70,000,000; 0.64% on the balance of the average daily net assets.

The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep the Fund’s total annual operating expenses from exceeding 1.09% for a period of three years ending July 31, 2012 (“Expense Limitation”). If at any point during the first three years of Fund operations it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements, as long as Expense Limitations are maintained. For the period ended September 30, 2009, the Adviser reimbursed the Fund $23,605. The balance of recoverable expenses to the Adviser at September 30, 2009 was $23,605.

The Trust does not pay any fees to its Officers for their services as such, except for the Chief Compliance Officer, who receives $1,250 per month for the entire Trust. For the period ended September 30, 2009, the Fund was allocated $477 in Chief Compliance Officer fees. The Trust pays each Independent Trustee an annual retainer of $10,000, a per meeting fee of $1,500 for quarterly and special meetings, a fee of $1,000 for each Audit Committee meeting and $250 per Fair Value Pricing Committee meeting attended. Trustees are reimbursed for reasonable expenses incurred in attending all meetings.

5.	Other Service Providers

The Trust has entered into an Administration and Accounting Services Agreement with PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), to provide accounting and administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. PNCGIS also acts as transfer agent and dividend disbursing agent for the Fund. For these services PNCGIS receives a monthly fee based on shareholder processing activity during the month.

PFPC Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor. The Distributor acts as an agent for the Fund and the distributor of its shares.

JOHCM International Select Fund 2009 Annual Report      13

Notes to Financial Statements
(Continued)

PFPC Trust Company acts as custodian (the “Custodian”) of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

Pursuant to a services agreement, PNCGIS has agreed to waive $19,582 in administration and accounting, custodian, and transfer agent fees for the Fund for the period ended September, 30, 2009.

6.	Distributions To Shareholders

There were no distributions paid during the period ended September 30, 2009 .

7.	Investment Transactions

Investment transactions for the period ended September 30, 2009, excluding temporary short-term investments for the Fund, were as follows:

Purchases	Sales
$14,935,808	$2,455,703

8.	Federal Income Taxes

The Fund intends to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, and will distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal income or excise tax.

At September 30, 2009, the components of distributable accumulated earnings/(losses) on a tax basis were as follows:

Undistributed ordinary income	$12,609
Capital loss carry-forward	(18,729)
Unrealized appreciation*	292,998
Total accumulated earnings	$286,878

*Includes unrealized depreciation on foreign currency translations.

There were no differences between book and tax-basis unrealized appreciation.

Under the current tax law, capital losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred and treated as occurring on the first day of the following fiscal year. As the Fund commenced operations in 2009, the Fund had no prior year losses to record.

As of September 30, 2009, the Fund had a capital loss carry-forward of $18,729. This amount is due to expire in the year 2017.

Management has concluded that no provisions for federal income tax are required in the Fund’s financial statements for prior years as the Fund opened in 2009.

9.	Reclassifications

Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. As of September 30, 2009, the reclassifications were as follows:

Decrease	Decrease Accumulated	Decrease Net
Paid-in Capital	Net Investment Income	Realized Loss
$(6,228)	$(17,733)	$23,961

10.	Concentration Risks

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States of America.

Although the Fund has a diversified investment portfolio, it may, at certain times, have concentrations that may cause the Fund to be more sensitive to economic changes or events occurring in certain sectors.

11.	Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

12.	Subsequent Events

Briggs, Bunting & Dougherty, LLP (“BBD”) was replaced as the independent registered public accounting firm to the Trust effective upon the completion of services related to the audit for the Trust’s 2009 fiscal year. The Trust’s Audit Committee participated in, and approved, the decision to change auditors. BBD’s reports on the Trust’s financial statements for the fiscal years ended September 30, 2009 and September 30, 2008 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Trust’s fiscal years ended September 30, 2009 and September 30, 2008 and through November 24, 2009, (i) there were no disagreements with BBD on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Trust’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On November 10, 2009, the Trust by action of its Board of Trustees upon the recommendation of the Trust’s Audit Committee engaged PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm to audit the Trust’s financial statements for the fiscal year ending September 30, 2010. During the Trust’s fiscal years ended September 30, 2009 and September 30, 2008 and through November 10, 2009, neither the Trust, its portfolios nor anyone on their behalf has consulted PwC on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Management has evaluated the impact of all subsequent events on the Fund through November 24, 2009, the date the financial statements were issued, and has noted no additional events that require recognition or disclosure in the financial statements.

14      JOHCM International Select Fund 2009 Annual Report

Notes to Financial Statements
(Continued)

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the period July 29, 2009 to September 30, 2009, the fund made no distributions with which to designate the Corporate Dividends Received Deduction, Qualified Dividend Income, Qualified Interest Income or Qualified Short Term Gains.

The Fund intends to elect to pass through the foreign taxes paid for the fiscal year ended September 30, 2009. Accordingly, the following items are being designated in respect of that election.

Foreign Source Income: $46,223

Foreign Taxes Paid: $1,653

JOHCM International Select Fund 2009 Annual Report      15

Report Of Independent Registered Public Accounting Firm

To the Board of Trustees of BHR Institutional Funds and the Shareholders of JOHCM International Select Fund

We have audited the accompanying statement of assets and liabilities of the JOHCM International Select Fund, a series  of shares of BHR Institutional Funds, including the schedule of investments, as of September 30, 2009, and the related  statements of operations, changes in net assets and financial highlights for the period July 29, 2009 (commencement of  operations) through September 30, 2009. These financial statements and financial highlights are the responsibility of the  Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights  based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United  States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether  the financial statements and financial highlights are free of material misstatement. An audit includes examining, on  a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included  confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and brokers and by  appropriate auditing procedures whose responses from brokers were not received. An audit also includes assessing the  accounting principles used and significant estimates made by management, as well as evaluating the overall financial  statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects,  the financial position of the JOHCM International Select Fund as of September 30, 2009, and the results of its  operations, changes in its net assets and financial highlights for the period July 29, 2009 through September 30, 2009, in  conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
November 24, 2009

16      JOHCM International Select Fund 2009 Annual Report

Board Considerations Regarding Investment Management and Sub-Advisory Agreements
(Unaudited)

As required by the 1940 Act, the Board, including all of the Trustees who are not interested persons” of the Trust (“Independent Trustees”), unanimously approved (i) the Advisory Agreement between DundeeWealth US, LP (the “Adviser”) and the Trust on behalf of the Fund and (ii) the Sub-Advisory Agreement between the Adviser and JO Hambro Capital Management Limited (“JOHCM”) at a special meeting held on July 7, 2009.

In determining whether to approve the Advisory Agreement and Sub-Advisory Agreement, the Board exercised its business judgment and considered information about the Adviser, JOHCM and certain additional factors described below that the Board deemed relevant. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Trustee attributed different weights to the various factors. The following summary details the materials and factors that the Board considered, and the conclusions the Board reached, in approving the Advisory and Sub-Advisory Agreements.

(1)	The Nature, Extent and Quality of Services Provided by the Adviser and Sub-Adviser.

The Board considered the scope and quality of services expected to be provided by the Adviser and JOHCM, particularly the qualifications and capabilities of the personnel responsible for providing services to the Fund. The Trustees noted that, in addition to managing the investment program of the Fund, the Adviser and JOHCM would provide, at their expense, personnel responsible for supervising the provision of compliance, administrative services, accounting and related services. The Trustees also considered the qualifications, experience and responsibilities of the portfolio managers for the Fund.

(2)	The Performance of the Fund and the Adviser and Sub-Adviser.

The Trustees considered the investment experience of the Adviser and JOHCM. The Trustees noted that since the Fund is new, the Fund’s performance will be evaluated on a periodic basis as compared to its peer group. However, the Trustees considered the historical performance of other accounts managed by JOHCM using investment strategies substantially similar to those of the new Fund.

(3)	Cost of Services Provided and Profits Realized by the Adviser.

In connection with the Trustees’ consideration of the level of the advisory fees, the Trustees considered a number of factors. With respect to the Fund, the Board’s analysis of the advisory fees and estimated expenses included a discussion and review of data concerning the proposed fees and expense ratios of the Fund compared to the average of the comparable Morningstar category. The Board also considered the Adviser’s agreement to limit the total expenses of the Fund for a period of three years. With respect to the Sub-Advisory Agreement with JOHCM, the Board noted that JOHCM’s fees will be paid entirely by DundeeWealth US so that no additional expenses would be borne by shareholders for the engagement of this sub-adviser.

(4)	The Extent to Which Economies of Scale Will be Realized as the Fund Grows and Whether Fee Levels Reflect Those Economies of Scale.

The Trustees considered the extent to which economies of scale were expected to be realized relative to fee levels as the Fund’s assets grow, and whether the advisory and sub-advisory fee levels reflect these economies of scale for the benefit of shareholders.

(5)	Ancillary Benefits and Other Factors.

In addition to the above factors, the Trustees also discussed other benefits to be received by the Adviser and JOHCM from the management of the Fund, including the ability to market its advisory services for similar products in the future.

Conclusion

The Board of Trustees, and separately all of the Independent Trustees, concluded that the fees payable under the Advisory and Sub-Advisory Agreements were fair and reasonable with respect to the services that the Adviser and JOHCM would each provide, in light of the factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling.

JOHCM International Select Fund 2009 Annual Report      17

Interested and Independent Trustees of the Trust (Unaudited)

The following table sets forth certain information with respect to the Trustees of the Trust. The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-572-0968.

		Term of		Number of
		Office and	Principal	Funds in	Other
	Position(s)	Length of	Occupation(s)	Fund Complex	Directorships
Name and	Held with	Time	During Past 5	Overseen by	Held by
Year of Birth	the Funds	Served	Years	Trustee	Trustee

Interested Trustee:*
Amy Duling	Chairman	Since June	DundeeWealth US, LP,	15	None
Year of Birth: 1967	and Trustee	2006	Managing Partner;
Constellation Investment
Management Company,
Executive VP of
Marketing & Product
Mgt. (2004-2006);
Turner Investment
Partners, National
Account Director
(1999-2004).

Independent Trustees:
Gary Shugrue	Trustee	Since	Ascendant Capital	15	Quaker
Year of Birth: 1954		October	Partners, President		Investment
		2006	and Chief Investment		Trust
			Officer.		(registered
investment
company)

Dr. James Patton	Trustee	Since	Comprehensive Oncology	15	Advaxis, Inc.
Year of Birth: 1957		October	Care, LLC, President;
		2006	Millennium Oncology
Management, Inc., Vice
President;
Liberty View Equity
Partners SBIC, LP, Principal.

Malcolm MacColl	Trustee	Since	Crosswinds Investments, LLC,	15	None
Year of Birth: 1951		June	Partner and Chief Executive
		2008	Officer (2009);
Cowen Asset Management, LLC,
Chairman & Chief Executive
Officer (2006-2009);
Essex Investment Management, Co.,
Chief Executive Officer
(2006 and prior).

* Ms. Duling is an “interested person” under the 1940 Act because she is employed as Managing Partner of DundeeWealth US, LP.

18      JOHCM International Select Fund 2009 Annual Report

Officers of the Trust (Unaudited)

The following table sets forth certain information with respect to the officers of the Trust. The officers of the Trust are elected annually.

		Term of Office and
Name and	Position Held	Length of Time	Principal Occupation(s)
Year of Birth	with the Funds	Served	During Past 5 Years

Peter Moran	President	Since October	DundeeWealth US, LP, Managing Partner;
Year of Birth: 1961		2006	Constellation Investment Management
			Company, President (2005-2006);
			Turner Investment Partners, Director of
			Intermediary & Mutual Fund
			Distribution (1997-2005).

Amy Duling	Secretary	Since July	DundeeWealth US, LP, Managing Partner;
Year of Birth: 1967		2008	Constellation Investment Management Company,
			Executive VP of Marketing & Product Management
			(2004-2006);
			Turner Investment Partners, National Account
			Director (1999-2004).

John Leven	Treasurer	Since October	DundeeWealth US, LP, Director of
Year of Birth: 1957		2006	Finance and Administration;
			Constellation Investment Management Company,
			Chief Financial Officer (2004-2006);
			SEI Investments, Account Director
			(2001-2004), Director of Fund
			Accounting (1999-2001).

Holly Butson	Chief Compliance	Since September	DundeeWealth US, LP,
Year of Birth: 1958	Officer	2008	Chief Compliance Officer since 2008;
			StoneRidge Investment Partners, LLC, Chief
			Operating and Compliance Officer (2004-2008);
			PFPC, Division of PNC Financial Services,
			Assistant Director Securities Lending (2000-2004).

JOHCM International Select Fund 2009 Annual Report      19

Additional Fund Information

September 30, 2009
(Unaudited)

Proxy Voting Information

A description of the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities is available without charge, upon request by calling 1-888-572-0968 or on the Fund’s website at http://www.dundeewealthus.com.

Information regarding how the Fund voted proxies related to portfolio securities during the most recent period ended June 30, 2009 is normally available on August 31st of each year without charge, upon request, by calling 1-888-572-0968 or by visiting the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov. Since the Fund opened in July 2009, the first report will be available August 31, 2010.

Information on Form N-Q

The Trust files the Fund’s complete schedule of portfolio investments with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q will be available on the SEC’s website at http:// www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BHR Institutional Funds Privacy Policy

In the course of doing business with shareholders, the Trust collects nonpublic personal information about shareholders. “Nonpublic personal information” is personally identifiable financial information about shareholders. For example, it includes shareholders’ social security number, account balance, bank account information and purchase and redemption history.

The Trust collects this information from the following sources:
•	Information we receive from shareholders on applications or other forms;
•	Information about shareholder transactions with us and our service providers, or others;
•	Information we receive from consumer reporting agencies (including credit bureaus).

What information does the Trust disclose and to whom does the Trust disclose information?

The Trust only discloses nonpublic personal information collected about shareholders as permitted by law. For example, the Trust may disclose nonpublic personal information about shareholders:

•	To government entities, in response to subpoenas or to comply with laws or regulations;
•	When shareholders direct us to do so or consent to the disclosure;
•	To companies that perform necessary services for BHR Institutional Funds, such as data processing companies that the Funds use to process shareholders transactions or maintain shareholder accounts;
•	To protect against fraud, or to collect unpaid debts.

If a shareholder closes its account, we will adhere to the privacy policies and practices described in this notice.

How the Trust Safeguards Information

Within the Trust, access to nonpublic personal information about shareholders is limited to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. The Trust and its service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard shareholder nonpublic personal information.

20      JOHCM International Select Fund 2009 Annual Report

Annual Report

September 30, 2009

Mount Lucas U.S. Focused Equity Fund

Contents

1	Letter to Shareholders

2	Disclosure of Fund Expenses

3	Performance

4	Investment Review

5	Schedule of Investments

6	Financial Statements

10	Notes to Financial Statements

14	Report of Independent Registered Public Accounting Firm

15	Interested and Independent Trustees of the Trust

16	Officers of the Trust

17	Additional Fund Information

This report is submitted for the general information of the Fund’s shareholders. It is not authorized for distribution to prospective shareholders unless preceded or accompanied by the Fund’s current prospectus.

Shares of the Fund are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406.

Mount Lucas U.S. Focused Equity Fund 2009 Annual Report

Letter to Shareholders

September 30, 2009
(Unaudited)

Dear Fellow Shareholder:

I started last year’s annual shareholder letter describing the unprecedented events which led to the global economic crisis. The magnitude and speed of the crisis were well beyond the expectations or forecasts of the majority of leading investment strategists and economists. The global financial system moved to the proverbial edge of the abyss. Fortunately, the coordinated efforts of central bankers from around the world helped avert a total collapse in the credit mechanisms which are critical to a properly functioning global economy. At the same time, U.S. investors were consumed and equally focused on the historic Presidential election of 2008. The media looked for someone to blame and the market’s demise uncovered a series of fraudulent practices at almost every level of the U.S. financial system. This level of fraud will result in years of regulatory change to the U.S. financial system. In the face of so much uncertainty and misrepresentation, the average investor could not have possibly comprehended the severity of the crisis. The fourth quarter of 2008 was truly unprecedented and rivaled only by the crash of 1929.

The global economies would not begin their healing process until the Presidential race was decided and the excesses of Wall Street were exposed. While the intended purpose and use of government bail-out funds were widely disputed, it became clear that these gestures at least helped alleviate some of the fear and uncertainty that had clouded the markets. As the market continued its torrid pace downward in the first quarter of 2009, investors everywhere were taught an important lesson in behavioral finance. It appears now that the selling panic of March of 2009 looks like it was one of the greatest buying opportunities for investors since the lows of 1987. The chart below highlights the resiliency of the U.S. and global markets in general.

Name	3 Month	6 Month	YTD	1 Year
S&P 500	15.61%	34.02%	19.26%	-6.91%
MSCI EAFE	19.52%	50.42%	29.58%	3.80%
MSCI Emerging Markets	21.04%	63.21%	64.88%	19.44%
Russell 1000	16.07%	35.22%	21.08%	-6.14%
Russell 1000 Growth	13.97%	32.58%	27.11%	-1.85%
Russell 1000 Value	18.24%	37.99%	14.85%	-10.62%
London Fix Gold PM	6.55%	8.65%	14.49%	12.58%
MSCI AC Asia Pac	15.33%	47.85%	34.74%	13.17%
BarCap Aggregate Bond Treasury	2.10%	-0.98%	-2.29%	6.26%
BarCap Municipal	7.12%	9.38%	14.00%	14.85%
BarCap US Corporate High Yield	14.22%	40.57%	48.98%	22.34%

Although the returns since September 30, 2008 have recouped a majority of the market’s collapse, the global economy is still recovering. The U.S. market still faces the challenges of a weak dollar, rising unemployment, rising foreclosures and additional bank failures. The European markets face similar challenges with the only bright spot being the emerging or developing economies. Asia and Latin America have proven to be particularly strong since the fourth quarter meltdown. In an interlinked global economy, demand from U.S. and European consumers is still critical for these emerging economies to continue strong growth patterns.

We believe a well constructed global asset allocation strategy with exposure to certain critical and unique asset classes will be necessary for investors to rebuild and further grow their investment portfolios. To this end, we have substantially broadened our mutual fund offerings. Our product management strategy is focused on bringing investment strategies to the market that represent both core and complementary holdings in the portfolio.

Many of these new strategies are managed by a U.S.-registered investment division of our parent company DundeeWealth Inc., based in Toronto, ON. Additionally, we continue to partner with specialized and highly regarded investment management firms like JO Hambro from London, England, Mount Lucas from Newtown, PA and Smith Group from Dallas, TX. For a list of our current fund offerings, visit our new website at www.dundeewealthus.com.

An important change to our company in the past year was the rebranding of BHR Fund Advisors to DundeeWealth US. We believe this rebranding is a critical step towards synergizing the many benefits that exist between our parent company and the U.S. division. DundeeWealth has a proud and long history of serving the needs of Canadian investors. Their mutual fund family, Dynamic Funds, is one of the most well regarded mutual fund families in Canada. Please visit our website to learn more about this collaboration. Our ability to leverage the resources of DundeeWealth will continue to have long term benefits for our shareholders in the form of better service and investment insight.

We thank you for your confidence during this difficult year and look forward to serving your investment needs in the future.

Best Regards,
Peter J. Moran
President
BHR Institutional Funds

Mount Lucas U.S. Focused Equity Fund 2009 Annual Report      1

Disclosure of Fund Expenses

For the Six Month Period April 1, 2009 to September 30, 2009 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Mount Lucas U.S. Focused Equity Fund (the “Fund”), you incur ongoing costs, which include costs for investment advisory services, administrative services, shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the Fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the period. The “Expense Ratio” column shows the period’s annualized expense ratio and the “Expenses Paid During the Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Fund has no such sales charges or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending		Expenses Paid
	Account Value	Account Value	Expense	During the Period
	4/01/09	9/30/09	Ratio(1)	4/01/09-9/30/09(2)
Mount Lucas U.S. Focused Equity Fund - Class I
Actual Fund Return	$1,000.00	$1,485.10	0.95%	$5.92
Hypothetical 5% Return	$1,000.00	$1,020.31	0.95%	$4.81

(1)	Annualized, based on the Fund’s expenses for the period.
(2)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by 365 to reflect the one-half year period.

2      Mount Lucas U.S. Focused Equity Fund 2009 Annual Report

Performance

Mount Lucas U.S. Focused Equity Fund

Average Annual Total Returns*
As of September 30, 2009

Class I
1 year	-5.16%
Since Inception (9/28/07)	-17.82%

Growth of a $100,000 investment since Fund inception

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*
Returns shown, unless otherwise indicated, are annualized returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

The Fund is non-diversified and invests in a limited number of securities. As a result, the Fund’s investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

The value of the Fund’s investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund’s net expense ratio at September 30, 2009 is 0.95%.

In the Fund’s current prospectus, the Fund’s gross expense ratio is 6.39%.

Mount Lucas U.S. Focused Equity Fund 2009 Annual Report      3

Investment Review

Mount Lucas U.S. Focused Equity Fund
September 30, 2009 (Unaudited)

Investment Philosophy & Process

The Fund is subadvised by Mount Lucas Management Corp. (“Mount Lucas”). The firm was founded in 1986 to provide alternative asset investments to institutional investors and high net worth individuals. Since its inception, the firm has emphasized the advantages of diversification, liquidity, transparency, and risk control and has developed several innovative and successful investment strategies that incorporate these characteristics.

The Mount Lucas U.S. Focused Equity Fund uses a quantitative approach to portfolio management. As a result, the strategy is highly disciplined and tempered by the experience of portfolio managers who have many years of investment expertise. Investments for the Fund are selected based upon a proprietary equity model developed by the firm’s principals that screens and ranks stocks within the S&P 500 Index. The computer equity model identifies stocks for purchase using a combination of fundamental value and price momentum criteria. Price momentum is calculated as the percentage change in the price of a stock between two dates. The Fund is rebalanced twice per year, or every six months, and includes only those stocks that rank highest among the universe. Stocks are considered candidates for sale if they are not ranked among the top ten based on either the value or the momentum criteria considered by the model. The portfolio typically holds between 20 – 40 stocks and may hold significant industry and sector overweights or underweights relative to the S&P 500 Index.

Performance Review

For the one year period ending September 30, 2009, the Fund returned -5.16% versus the S&P 500 Index return of -6.91% and the Russell 1000 Value Index return of -10.62% for the same period. Since the inception of the Fund on September 28, 2007 through the period ending September 30, 2009, the Fund returned -17.82%, versus a return of -14.73% posted by the S&P 500 Index and -17.29% posted by the Russell 1000 Value Index.

The last year has been a volatile time for equity investing. The U.S. equity market posted some of the sharpest declines in the fourth quarter of 2008 and in the first quarter of 2009 as the credit crises and weak economic results seemingly spread across asset classes and geographies throughout the world. The lows in March were quickly followed by a rally in the equity markets that extended throughout the second and third quarter of 2009. Investment returns for the S&P 500 Index were negative for the fiscal year, but the recent rally has at least provided some relief for investors who were patient enough to stay committed to their equity portfolio. Optimistic investors continue to wait for news of a sustained economic recovery while skeptics argue that a “w-shaped” recovery appears to be a more likely path.

The Mount Lucas U.S. Focused Fund also experienced its fair share of volatility throughout the fiscal year. After lagging the S&P 500 Index for the first half of the fiscal year, the Fund significantly outperformed its benchmark over the last six months. The Fund’s performance was negative for the fiscal year but its strong performance in the second half of the year allowed the Fund to outperform the benchmark on a relative basis.

During the period, the Fund’s holdings in the Consumer Staples sector and the Financials sector contributed the most to performance relative to the S&P 500 Index. Performance within these sectors was led primarily by stock selection. The largest contributor to performance was Wyndham Worldwide Corp. which significantly outperformed its peers despite weakness in the lodging sector. The Fund also benefited from its holdings in Archer Daniels Midland Co. and Eastman Chemical Co.

The Fund maintained a significant underweight position in the Information Technology sector versus the benchmark during the fiscal year. Because this sector was the strongest performing sector within the S&P 500 Index, the Fund’s relative performance was negatively affected. Other notable detractors included security selection within the Health Care sector and a relative overweight in a poorly performing Energy sector.

The Fund’s quantitative investment process continues to identify companies that exhibit strong value and momentum characteristics. By employing an active and concentrated investment approach, individual sector and security weights can be meaningfully different from the benchmark. The Fund’s investment team believes that patient and disciplined investors who are committed to the Fund’s investment process will benefit in the long-term from low portfolio turnover, which the Fund expects under normal market conditions, and high exposure to a strategic mix of value and momentum-driven stocks.

4      Mount Lucas U.S. Focused Equity Fund 2009 Annual Report

Schedule of Investments

Mount Lucas U.S. Focused Equity Fund
September 30, 2009

	Number	Market
	of Shares	Value
COMMON STOCKS - 97.9%
Consumer Discretionary - 27.1%
Amazon.com, Inc.*	352	$32,863
Apollo Group, Inc., Class A*	440	32,415
Autozone, Inc.*	443	64,775
Bed Bath & Beyond, Inc.*	943	35,400
Darden Restaurants, Inc.	4,405	150,343
Family Dollar Stores, Inc.	2,359	62,278
H&R Block, Inc.	1,631	29,978
O’Reilly Automotive, Inc.*	719	25,985
Pulte Homes, Inc.	2,984	32,794
RadioShack Corp.	8,613	142,717
The Home Depot, Inc.	5,028	133,946
Wyndham Worldwide Corp.	17,922	292,487
		1,035,981
Consumer Staples - 0.8%
Wal-Mart Stores, Inc.	639	31,369

Energy - 24.3%
ConocoPhillips	3,383	152,776
Marathon Oil Corp.	5,685	181,351
Southwestern Energy Co.*	1,234	52,667
Sunoco, Inc.	6,665	189,619
Tesoro Corp.	12,276	183,894
Valero Energy Corp.	8,687	168,441
		928,748
Financials - 0.8%
Hudson City Bancorp, Inc.	2,231	29,338

Health Care - 6.6%
Amgen, Inc.*	585	35,235
Celgene Corp.*	659	36,838
Gilead Sciences, Inc.*	725	33,770
UnitedHealth Group, Inc.	5,815	145,608
		251,451
Industrials - 16.7%
Goodrich Corp.	2,863	155,575
Ingersoll-Rand PLC	6,007	184,235
L-3 Communications Holdings, Inc.	1,746	140,239
Ryder System, Inc.	4,106	160,380
		640,429
Information Technology - 4.5%
McAfee, Inc. *	697	30,522
Xerox Corp.	18,325	141,836
		172,358
Materials - 14.0%
Eastman Chemical Co.	3,633	194,511
The Dow Chemical Co.	7,091	184,862
United States Steel Corp.	3,495	155,073
		534,446
Telecommunication Services - 3.1%
Verizon Communications, Inc.	3,967	120,081

Market
Value
Total Common Stocks
(Cost $3,225,880)	$3,744,201

	Principal
	Amount
SHORT-TERM INVESTMENT - 1.2%
PNC Bank Money Market Account,
0.05%**, due 10/01/2009	$47,780	47,780

Total Short-Term Investments
(Cost $47,780)		47,780
Total Investments - 99.1%
(Cost $3,273,660)***		3,791,981
Other Assets Less Liabilities - 0.9%		34,747
NET ASSETS - 100.0%		$3,826,728

*	Non-income producing security.
**	Current yield.
***	Aggregate cost for federal income tax purposes is $3,356,550 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$593,397
Gross unrealized depreciation	(157,966)
Net unrealized appreciation	$435,431

Sector Allocation	% of Net Assets
Consumer Discretionary	27.1%
Energy	24.3
Industrials	16.7
Materials	14.0
Health Care	6.6
Information Technology	4.5
Telecommunication Services	3.1
Consumer Staples	0.8
Financials	0.8
Cash and other	2.1
100.0%

See Notes to Financial Statements

Mount Lucas U.S. Focused Equity Fund 2009 Annual Report      5

Statement of Assets and Liabilities

Mount Lucas U.S. Focused Equity Fund
September 30, 2009

Assets:
Investments, at market value (cost $3,273,660) (Note 2 and Note 3)	$3,791,981
Receivable from fund shares sold	34,006
Receivable from investment adviser (Note 4)	13,763
Dividends and interest receivable	4,460
Prepaid expenses	13,281
Total assets	3,857,491

Liabilities:
Payable for investments purchased	1,869
Administration and accounting fees payable (Note 5)	15,253
Custodian fees payable (Note 5)	4,737
Transfer agent fees payable (Note 5)	4,347
Trustees’ fees payable (Note 4)	1,800
Chief Compliance Officer fees payable (Note 4)	187
Legal fees payable	1,587
Other accrued expenses	983
Total liabilities	30,763

Net Assets	$3,826,728

Net Assets consist of:
Paid-in-capital	$5,983,933
Undistributed net investment income	21,651
Accumulated net realized loss on investments	(2,697,177)
Net unrealized appreciation on investments	518,321

Net Assets	$3,826,728

Shares Outstanding - Class I:
(Unlimited number of shares authorized, par value $0.001 per share)	589,204

Net asset value, offering and redemption price per share* (Note 2)	$6.49

*	Shares of the Mount Lucas U.S. Focused Equity Fund redeemed within 90 days of purchase are charged a 2% redemption fee.

See Notes to Financial Statements

6      Mount Lucas U.S. Focused Equity Fund 2009 Annual Report

Statement of Operations

Mount Lucas U.S. Focused Equity Fund
For the Year Ended September 30, 2009

Investment Income:
Dividends	$79,634
Interest	33
Total investment income	79,667

Expenses:
Investment advisory fees (Note 4)	20,840
Administration and accounting fees (Note 5)	91,446
Transfer agent fees (Note 5)	24,878
Registration and filing fees	19,748
Custodian fees (Note 5)	15,203
Legal fees	15,024
Audit fees	13,000
Trustees’ fees and expenses (Note 4)	6,468
Printing fees	6,288
Insurance expense	5,086
Chief Compliance Officer fees (Note 4)	1,361
Other	450
Subtotal	219,792
Fees waived and reimbursed by Adviser (Note 4)	(193,395)
Net expenses	26,397

Net Investment Income	53,270

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments	(1,735,901)
Net change in unrealized appreciation/depreciation
on investments	1,090,032
Net Realized and Unrealized
Loss on Investments	(645,869)
Net Decrease in Net Assets
Resulting from Operations	$(592,599)

See Notes to Financial Statements

Mount Lucas U.S. Focused Equity Fund 2009 Annual Report      7

Statements of Changes in Net Assets

Mount Lucas U.S. Focused Equity Fund

	For the Year Ended	For the Year Ended
	September 30, 2009	September 30, 2008
Operations:
Net investment income	$53,270	$65,341
Net realized loss on investments	(1,735,901)	(961,276)
Net change in unrealized appreciation/depreciation
on investments	1,090,032	(571,711)
Net decrease in net assets resulting from operations	(592,599)	(1,467,646)

Distributions to Shareholders from:
Net investment income	(129,747)	(30,240)
Total distributions to shareholders	(129,747)	(30,240)

Shares of Beneficial Interest Transactions (Class I):
Shares sold	2,129,670	6,194,491
Shares issued as reinvestment of distributions	59,536	28,462
Shares redeemed	(2,365,719)	-
Net increase (decrease) in net assets from shares of
beneficial interest transactions	(176,513)	6,222,953
Redemption fees	510	-
Net increase (decrease) in net assets	(898,349)	4,725,067

Net Assets:
Beginning of year	4,725,077	10
End of year	$3,826,728	$4,725,077

Undistributed net investment income	$21,651	$98,128

Shares of Beneficial Interest Transactions (Class I):
Shares sold	376,447	665,342
Shares issued as reinvestment of distributions	11,743	2,983
Shares redeemed	(467,312)	-
Net increase (decrease) in shares outstanding	(79,122)	668,325

See Notes to Financial Statements

8      Mount Lucas U.S. Focused Equity Fund 2009 Annual Report

Financial Highlights

Mount Lucas U.S. Focused Equity Fund
For a Fund Share Outstanding Throughout Each Period

	For the Year Ended	For the Year Ended	For the Period Ended
	9/30/09	9/30/08	9/30/07(1)
	Class I	Class I	Class I

Net asset value, beginning of period	$7.07	$10.00	$10.00

Income (Loss) from Investment Operations:
Net investment income (2)	0.10	0.12	-
Net realized and unrealized loss
on investments	(0.51)	(2.99)	-
Total from investment operations	(0.41)	(2.87)	-

Less Distributions:
Dividends from net investment income	(0.17)	(0.06)	-
Total distributions	(0.17)	(0.06)	-

Redemption fees added to paid in capital	0.00 (3)	-	-

Net asset value, end of period	$6.49	$7.07	$10.00

Total return	(5.16%)	(28.88%)	-%

Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000’s)	$3,827	$4,725	$-
Operating expenses:
Before expense reimbursement/waiver	7.91%	6.39%	-%
After expense reimbursement/waiver	0.95%	0.95%	-%
Net investment income:
After expense reimbursement/waiver	1.92%	1.41%	-%
Portfolio turnover rate	178.60%	89.99%	-%

(1)	The Fund commenced operations on September 28, 2007.
(2)	Calculated based on the average number of shares outstanding during the period.
(3)	Amount represents less than $0.005.

See Notes to Financial Statements

Mount Lucas U.S. Focused Equity Fund 2009 Annual Report      9

Notes to Financial Statements

September 30, 2009

1.	Organization

The Mount Lucas U.S. Focused Equity Fund (the “Fund”) is a separate series of the BHR Institutional Funds (the “Trust”), a registered management investment company. The Trust is established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust (“Declaration of Trust”) dated June 2, 2006. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (“shares”). The Fund is a separate mutual fund, and each share of the Fund represents an equal proportionate interest in the Fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and are subject to liabilities related thereto. The Fund is authorized to issue an unlimited number of shares and to offer two classes of shares: Class I Shares and Class II Shares. As of September 30, 2009, Class II shares were not yet being offered to the public. The accompanying financial statements and financial highlights are those of the Fund, which commenced operations on September 28, 2007. The financial statements of the remaining series in the Trust are presented in separate documents. The Fund is a non-diversified portfolio as defined under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund seeks capital appreciation and invests in large capitalization U.S. common stocks with value characteristics. Under normal market conditions, the Fund invests at least 80% of its assets in U.S. common stocks and other equity securities of large capitalization companies. The Fund will typically hold between 20 and 40 stocks.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00pm Eastern time if a security’s primary exchange is normally open at that time). If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For a security that trades on multiple exchanges, the primary exchange will generally be considered to be the exchange on which the security is normally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Short-term debt securities with maturities of 60 days or less are carried at amortized cost, which approximates market value. Other debt securities are priced based upon valuations provided by recognized independent third party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Pricing Procedures approved by the Board of Trustees.

Use of Estimates – The preparation of financial statements in accordance with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements, the disclosure of contingent asset and liabilities as of the date of the financial statements and reported amounts of income and expenses during the year. Actual results could differ from those estimates.

Derivative Financial Instruments - The Fund may invest in various derivative financial instruments and engage in various portfolio investment strategies for the purpose of generating additional income, gaining exposure to underlying securities and/or hedging against currency risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform its duties under the contract. Investing in certain derivative financial instruments entails certain execution, market, liquidity, hedging, and tax risks. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If Mount Lucas Management Corp.’s (the “Sub-Adviser” or “Mount Lucas”) prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.

The Fund is subject to equity price risk, foreign currency exchange rate risk, and interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below and in the tables to follow.

Futures and Options on Futures – The Fund may use futures contracts for the purpose of gaining exposure to, or hedging against changes in the value of equities, interest rates or foreign currencies. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or commodity at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). The Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Fund, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

There are significant risks associated with the Fund’s use of futures contracts and related options, including the following: (i) the success of a hedging strategy may depend on DundeeWeath US, LP’s (the “Adviser” or “Dundeewealth US”) or Mount Lucas’ ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (iii) there may not be a liquid secondary market for a futures contract or option, (iv) trading restrictions or limitations may be imposed by an exchange, and (v) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

10      Mount Lucas U.S. Focused Equity Fund 2009 Annual Report

Notes to Financial Statements
(Continued)

There were no open futures contracts or options on futures at September 30, 2009.

Options - The Fund may purchase or write call or put options on securities or indices for the purpose of generating additional income, gaining exposure to underlying securities and/or hedging against price movements of portfolio assets. The Fund may trade and write put and call options on securities, securities indices and currencies, as the Sub-Adviser determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

There were no open options contracts at September 30, 2009.

Security Transactions and Related Investment Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains and losses on the sales of investment securities are measured using the identified cost method.

Expenses – Expenses attributable to a specific Fund shall be payable solely out of the assets of that Fund. Expenses not attributable to a specific Fund are allocated across all of the funds in the Trust on the basis of relative net assets or the nature of the services performed and the relative applicability to each fund.

Net Asset Value Per Share – The net asset value (“NAV”) per share for each class of shares of the Fund is the value of that class’s portion of all of the net assets of the Fund. The Fund calculates its NAV once each business day as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00pm Eastern time).

Distributions to Shareholders – The Fund distributes its net investment income and makes distributions of net realized capital gains, if any, at least annually.

Redemption Fees – The Fund imposes a redemption fee of 2.00% on shares that are redeemed within 90 days of purchase. The redemption fee will be calculated as a percentage of the net asset value of total redemption proceeds. Those shares held the longest will be treated as having been redeemed first. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees, if any, returned to the assets of the Fund are reflected in the Statement of Changes in Net Assets.

3.	Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

Level 1:	Quoted prices in active markets for identical securities

Level 2:	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3:	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used in valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to determine the fair value of the Fund’s investments as of September 30, 2009, is as follows:

Level 1 - Quoted Prices*	$3,791,981
Total Market Value of Investments	$3,791,981

*	Level 1 securities consist of common stocks and short-term investments as disclosed in the Schedule of Investments.

There were no Level 2 or 3 investments held at September 30, 2008 or September 30, 2009.

4.	Investment Advisory Fees and Other Transactions

The Fund has entered into an investment management agreement (the “Advisory Agreement”) with DundeeWealth US pursuant to which DundeeWealth US provides investment management services to the Fund and is entitled to receive a fee calculated daily and payable monthly at an annual rate of 0.75% of the average daily net assets of the Fund. As investment adviser to the Fund, DundeeWealth US has the ultimate responsibility over the sub-adviser and is responsible for the investment performance of the Fund.

DundeeWealth US has entered into an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Mount Lucas, pursuant to which Mount Lucas serves as sub-adviser to the Fund. Sub-advisory fees are paid by DundeeWealth US, not out of the Fund’s assets. In accordance with the terms of the Advisory Agreement and Sub-Advisory Agreement, DundeeWealth US and Mount Lucas provide a continuous investment program for the Fund’s portfolio, and oversee the administration of all aspects relating to the Fund’s business and affairs.

For its services as investment sub-adviser to the Fund, Mount Lucas is entitled to receive investment sub-advisory fees from DundeeWealth US at an annualized rate, calculated daily based on the average daily net assets of the Fund and paid monthly. Mount Lucas will be paid 0.25% on the first $200,000,000 and 0.60% on the balance of the average daily net assets.

Mount Lucas U.S. Focused Equity Fund 2009 Annual Report      11

Notes to Financial Statements
(Continued)

The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep the Fund’s total annual operating expenses from exceeding 0.95% for the Class I shares of the Fund for a period of three years ending September 27, 2010 (“Expense Limitation”). If at any point during the first three years of Fund operations it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements, as long as Expense Limitations are maintained. For the year ended September 30, 2009, the Adviser reimbursed the Fund $193,395. The balance of recoverable expenses to the Adviser at September 30, 2009 was $384,408.

The Trust does not pay any fees to its Officers for their services as such, except for the Chief Compliance Officer, who receives $1,250 per month for the entire Trust. For the year ended September 30, 2009, the Fund was allocated $1,361 in Chief Compliance Officer fees. The Trust pays each Independent Trustee an annual retainer of $10,000, a per meeting fee of $1,500 for quarterly and special meetings, a fee of $1,000 for each Audit Committee meeting and $250 per Fair Value Pricing Committee meeting attended. Trustees are reimbursed for reasonable expenses incurred in attending all meetings.

5.	Other Service Providers

The Trust has entered into an Administration and Accounting Services Agreement with PNC Global Investment Servicing (U.S.) Inc. (PNCGIS), to provide accounting and administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. PNCGIS also acts as transfer agent and dividend disbursing agent for the Fund. For these services PNCGIS receives a monthly fee based on shareholder processing activity during the month.

PFPC Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor. The Distributor acts as an agent for the Fund and the distributor of its shares.

PFPC Trust Company acts as custodian (the “Custodian”) of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

6.	Distributions To Shareholders

The tax character of distributions paid during the years ended September 30, 2009 and September 30, 2008 was as follows:

	Year Ended	Year Ended
	Sept. 30, 2009	Sept. 30, 2008
Distributions paid from:
Ordinary income	$129,747	$30,240

7.	Investment Transactions

Investment transactions for the year ended September 30, 2009, excluding temporary short-term investments for the Fund, were as follows:

Purchases	Sales
$5,047,087	$5,333,336

8.	Federal Income Taxes

The Fund intends to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, and will distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal income or excise tax.

At September 30, 2009, the components of distributable accumulated earnings/(losses) on a tax basis were as follows:

Undistributed ordinary income	$28,549
Other book/tax differences	(6,898)
Capital loss carryforward	(953,379)
Deferred post-October losses	(1,660,908)
Unrealized appreciation	435,431
Total accumulated earnings	$(2,157,205)

The differences between book and tax-basis unrealized depreciation are attributable primarily to the tax deferral of losses on wash sales.

Other book/tax differences are temporary differences in the treatment of organizational and start-up costs.

Under the current tax law, capital losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended September 30, 2009, the Fund deferred capital losses of $1,660,908.

As of September 30, 2009, the Fund had a capital loss carryforward of $953,379. This amount is due to expire in the year 2017.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior two tax years) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

9.	Reclassifications

Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. As of September 30, 2009, there were no tax basis reclassifications.

10.	Concentration Risks

The Fund has a non-diversified investment portfolio and invests in a limited number of securities. Therefore, the Fund’s investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

11.	Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

12      Mount Lucas U.S. Focused Equity Fund 2009 Annual Report

Notes to Financial Statements
(Continued)

12.	Subsequent Events

Briggs, Bunting & Dougherty, LLP (“BBD”) was replaced as the independent registered public accounting firm to the Trust effective upon the completion of services related to the audit for the Trust’s 2009 fiscal year. The Trust’s Audit Committee participated in, and approved, the decision to change auditors. BBD’s reports on the Trust’s financial statements for the fiscal years ended September 30, 2009 and September 30, 2008 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Trust’s fiscal years ended September 30, 2009 and September 30, 2008 and through November 24, 2009, (i) there were no disagreements with BBD on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Trust’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On November 10, 2009, the Trust by action of its Board of Trustees upon the recommendation of the Trust’s Audit Committee engaged PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm to audit the Trust’s financial statements for the fiscal year ending September 30, 2010. During the Trust’s fiscal years ended September 30, 2009 and September 30, 2008 and through November 10, 2009, neither the Trust, its portfolios nor anyone on their behalf has consulted PwC on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Management has evaluated the impact of all subsequent events on the Fund through November 24, 2009, the date the financial statements were issued, and has noted no additional events that require recognition or disclosure in the financial statements.

Tax Information (Unaudited)

All designations below are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Interest Income
For the year ended September 30, 2009, 1.98% of the ordinary distributions paid (net investment income plus short-term capital gain) represents the amount of Qualifying Interest Income as created by The American Jobs Creation Act of 2004.

Qualified Dividend Income
For the year ended September 30, 2009, 78.88% of the distributions paid by the Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction
For the year ended September 30, 2009, 78.88% of the ordinary income distribution qualifies for the dividends received deduction available to corporations.

Mount Lucas U.S. Focused Equity Fund 2009 Annual Report      13

Report Of Independent Registered Public Accounting Firm

To the Board of Trustees of BHR Institutional Funds and the Shareholders of Mount Lucas U.S. Focused Equity Fund

We have audited the accompanying statement of assets and liabilities of the Mount Lucas U.S. Focused Equity Fund,  a series of shares of BHR Institutional Funds, including the schedule of investments, as of September 30, 2009, and  the related statement of operations for the year then ended, the statement of changes in net assets for each of the two  years then ended and financial highlights for each of the two years then ended and for the period September 28, 2007  (commencement of operations) through September 30, 2007. These financial statements and financial highlights are the  responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and  financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United  States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether  the financial statements and financial highlights are free of material misstatement. An audit includes examining, on  a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included  confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and brokers. An  audit also includes assessing the accounting principles used and significant estimates made by management, as well  as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our  opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects,  the financial position of the Mount Lucas U.S. Focused Equity Fund as of September 30, 2009, and the results of its  operations for the year then ended, the changes in its net assets for each of the two years then ended and financial  highlights for each of the two years then ended and for the period September 28, 2007 through September 30, 2007, in  conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
November 24, 2009

14      Mount Lucas U.S. Focused Equity Fund 2009 Annual Report

Interested and Independent Trustees of the Trust (Unaudited)

The following table sets forth certain information with respect to the Trustees of the Trust. The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-572-0968.

		Term of		Number of
		Office and	Principal	Funds in	Other
	Position(s)	Length of	Occupation(s)	Fund Complex	Directorships
Name and	Held with	Time	During Past 5	Overseen by	Held by
Year of Birth	the Funds	Served	Years	Trustee	Trustee

Interested Trustee:*
Amy Duling	Chairman	Since June	DundeeWealth US, LP,	15	None
Year of Birth: 1967	and Trustee	2006	Managing Partner;
Constellation Investment
Management Company,
Executive VP of
Marketing & Product
Mgt. (2004-2006);
Turner Investment
Partners, National
Account Director
(1999-2004).

Independent Trustees:
Gary Shugrue	Trustee	Since	Ascendant Capital	15	Quaker
Year of Birth: 1954		October	Partners, President		Investment
		2006	and Chief Investment		Trust
			Officer.		(registered
investment
company)

Dr. James Patton	Trustee	Since	Comprehensive Oncology	15	Advaxis, Inc.
Year of Birth: 1957		October	Care, LLC, President;
		2006	Millennium Oncology
Management, Inc., Vice
President;
Liberty View Equity
Partners SBIC, LP, Principal.

Malcolm MacColl	Trustee	Since	Crosswinds Investments, LLC,	15	None
Year of Birth: 1951		June	Partner and Chief Executive
		2008	Officer (2009);
Cowen Asset Management, LLC,
Chairman & Chief Executive
Officer (2006-2009);
Essex Investment Management, Co.,
Chief Executive Officer
(2006 and prior).

*	Ms. Duling is an “interested person” under the 1940 Act because she is employed as Managing Partner of DundeeWealth US, LP.

Mount Lucas U.S. Focused Equity Fund 2009 Annual Report      15

Officers of the Trust (Unaudited)

The following table sets forth certain information with respect to the officers of the Trust. The officers of the Trust are elected annually.

		Term of Office and
Name and	Position Held	Length of Time	Principal Occupation(s)
Year of Birth	with the Funds	Served	During Past 5 Years

Peter Moran	President	Since October	DundeeWealth US, LP, Managing Partner;
Year of Birth: 1961		2006	Constellation Investment Management
			Company, President (2005-2006);
			Turner Investment Partners, Director of
			Intermediary & Mutual Fund
			Distribution (1997-2005).

Amy Duling	Secretary	Since July	DundeeWealth US, LP, Managing Partner;
Year of Birth: 1967		2008	Constellation Investment Management Company,
			Executive VP of Marketing & Product Management
			(2004-2006);
			Turner Investment Partners, National Account
			Director (1999-2004).

John Leven	Treasurer	Since October	DundeeWealth US, LP, Director of
Year of Birth: 1957		2006	Finance and Adminstration;
			Constellation Investment Management Company,
			Chief Financial Officer (2004-2006);
			SEI Investments, Account Director
			(2001-2004), Director of Fund
			Accounting (1999-2001).

Holly Butson	Chief Compliance	Since September	DundeeWealth US, LP,
Year of Birth: 1958	Officer	2008	Chief Compliance Officer since 2008;
			StoneRidge Investment Partners, LLC, Chief
			Operating and Compliance Officer (2004-2008);
			PFPC, Division of PNC Financial Services,
			Assistant Director Securities Lending (2000-2004).

16      Mount Lucas U.S. Focused Equity Fund 2009 Annual Report

Additional Fund Information

September 30, 2009
(Unaudited)

Proxy Voting Information

A description of the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities is available without charge, upon request by calling 1-888-572-0968 or on the Fund’s website at http://www.dundeewealthus.com.

Information regarding how the Fund voted proxies related to portfolio securities during the most recent period ended June 30, 2009 is available without charge, upon request, by calling 1-888-572-0968 or by visiting the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information on Form N-Q

The Trust files the Fund’s complete schedule of portfolio investments with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q will be available on the SEC’s website at http:// www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BHR Institutional Funds Privacy Policy

In the course of doing business with shareholders, the Trust collects nonpublic personal information about shareholders. “Nonpublic personal information” is personally identifiable financial information about shareholders. For example, it includes shareholders’ social security number, account balance, bank account information and purchase and redemption history.

The Trust collects this information from the following sources:
•	Information we receive from shareholders on applications or other forms;
•	Information about shareholder transactions with us and our service providers, or others;
•	Information we receive from consumer reporting agencies (including credit bureaus).

What information does the Trust disclose and to whom does the Trust disclose information?

The Trust only discloses nonpublic personal information collected about shareholders as permitted by law. For example, the Trust may disclose nonpublic personal information about shareholders:

•	To government entities, in response to subpoenas or to comply with laws or regulations;
•	When shareholders direct us to do so or consent to the disclosure;
•	To companies that perform necessary services for BHR Institutional Funds, such as data processing companies that the Funds use to process shareholders transactions or maintain shareholder accounts;
•	To protect against fraud, or to collect unpaid debts.

If a shareholder closes its account, we will adhere to the privacy policies and practices described in this notice.

How the Trust Safeguards Information

Within the Trust, access to nonpublic personal information about shareholders is limited to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. The Trust and its service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard shareholder nonpublic personal information.

Mount Lucas U.S. Focused Equity Fund 2009 Annual Report      17

Annual Report

September 30, 2009

Smith Group Large Cap Core Growth Fund

Contents

1	Letter to Shareholders

2	Disclosure of Fund Expenses

3	Performance

4	Investment Review

5	Schedule of Investments

6	Financial Statements

10	Notes to Financial Statements

14	Report of Independent Registered Public Accounting Firm

15	Interested and Independent Trustees of the Trust

16	Officers of the Trust

17	Additional Fund Information

This report is submitted for the general information of the Fund’s shareholders. It is not authorized for distribution to prospective shareholders unless preceded or accompanied by the Fund’s current prospectus.

Shares of the Fund are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406.

Smith Group Large Cap Core Growth Fund 2009 Annual Report

Letter to Shareholders

September 30, 2009
(Unaudited)

Dear Fellow Shareholder:

I started last year’s annual shareholder letter describing the unprecedented events which led to the global economic crisis. The magnitude and speed of the crisis were well beyond the expectations or forecasts of the majority of leading investment strategists and economists. The global financial system moved to the proverbial edge of the abyss. Fortunately, the coordinated efforts of central bankers from around the world helped avert a total collapse in the credit mechanisms which are critical to a properly functioning global economy. At the same time, U.S. investors were consumed and equally focused on the historic Presidential election of 2008. The media looked for someone to blame and the market’s demise uncovered a series of fraudulent practices at almost every level of the U.S. financial system. This level of fraud will result in years of regulatory change to the U.S. financial system. In the face of so much uncertainty and misrepresentation, the average investor could not have possibly comprehended the severity of the crisis. The fourth quarter of 2008 was truly unprecedented and rivaled only by the crash of 1929.

The global economies would not begin their healing process until the Presidential race was decided and the excesses of Wall Street were exposed. While the intended purpose and use of government bail-out funds were widely disputed, it became clear that these gestures at least helped alleviate some of the fear and uncertainty that had clouded the markets. As the market continued its torrid pace downward in the first quarter of 2009, investors everywhere were taught an important lesson in behavioral finance. It appears now that the selling panic of March of 2009 looks like it was one of the greatest buying opportunities for investors since the lows of 1987. The chart below highlights the resiliency of the U.S. and global markets in general.

Name	3 Month	6 Month	YTD	1 Year
S&P 500	15.61%	34.02%	19.26%	-6.91%
MSCI EAFE	19.52%	50.42%	29.58%	3.80%
MSCI Emerging Markets	21.04%	63.21%	64.88%	19.44%
Russell 1000	16.07%	35.22%	21.08%	-6.14%
Russell 1000 Growth	13.97%	32.58%	27.11%	-1.85%
Russell 1000 Value	18.24%	37.99%	14.85%	-10.62%
London Fix Gold PM	6.55%	8.65%	14.49%	12.58%
MSCI AC Asia Pac	15.33%	47.85%	34.74%	13.17%
BarCap Aggregate Bond Treasury	2.10%	-0.98%	-2.29%	6.26%
BarCap Municipal	7.12%	9.38%	14.00%	14.85%
BarCap US Corporate High Yield	14.22%	40.57%	48.98%	22.34%

Although the returns since September 30, 2008 have recouped a majority of the market’s collapse, the global economy is still recovering. The U.S. market still faces the challenges of a weak dollar, rising unemployment, rising foreclosures and additional bank failures. The European markets face similar challenges with the only bright spot being the emerging or developing economies. Asia and Latin America have proven to be particularly strong since the fourth quarter meltdown. In an interlinked global economy, demand from U.S. and European consumers is still critical for these emerging economies to continue strong growth patterns.

We believe a well constructed global asset allocation strategy with exposure to certain critical and unique asset classes will be necessary for investors to rebuild and further grow their investment portfolios. To this end, we have substantially broadened our mutual fund offerings. Our product management strategy is focused on bringing investment strategies to the market that represent both core and complementary holdings in the portfolio.

Many of these new strategies are managed by a U.S.-registered investment division of our parent company DundeeWealth Inc., based in Toronto, ON. Additionally, we continue to partner with specialized and highly regarded investment management firms like JO Hambro from London, England, Mount Lucas from Newtown, PA and Smith Group from Dallas, TX. For a list of our current fund offerings, visit our new website at www.dundeewealthus.com.

An important change to our company in the past year was the rebranding of BHR Fund Advisors to DundeeWealth US. We believe this rebranding is a critical step towards synergizing the many benefits that exist between our parent company and the U.S. division. DundeeWealth has a proud and long history of serving the needs of Canadian investors. Their mutual fund family, Dynamic Funds, is one of the most well regarded mutual fund families in Canada. Please visit our website to learn more about this collaboration. Our ability to leverage the resources of DundeeWealth will continue to have long term benefits for our shareholders in the form of better service and investment insight.

We thank you for your confidence during this difficult year and look forward to serving your investment needs in the future.

Best Regards,
Peter J. Moran
President
BHR Institutional Funds

Smith Group Large Cap Core Growth Fund 2009 Annual Report      1

Disclosure of Fund Expenses

For the Six Month Period April 1, 2009 to September 30, 2009 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Smith Group Large Cap Core Growth Fund (the “Fund”), you incur ongoing costs, which include costs for investment advisory services, administrative services, shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the Fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the period. The “Expense Ratio” column shows the period’s annualized expense ratio and the “Expenses Paid During the Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Fund has no such charges, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending		Expenses Paid
	Account Value	Account Value	Expense	During the Period
	4/01/09	9/30/09	Ratio(1)	4/01/09-9/30/09(2)
Smith Group Large Cap Core Growth Fund - Class I
Actual Fund Return	$1,000.00	$1,175.10	0.79%	$4.31
Hypothetical 5% Return	$1,000.00	$1,021.11	0.79%	$4.00

(1)	Annualized, based on the Fund’s expenses for the period.
(2)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by 365 to reflect the one-half year period.

2      Smith Group Large Cap Core Growth Fund 2009 Annual Report

Performance

Smith Group Large Cap Core Growth Fund

Average Annual Total Returns*
As of September 30, 2009
Class I
1 year	-19.59%
Since Inception (5/31/07)	-17.71%

Growth of a $100,000 investment since Fund inception

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*
Returns shown, unless otherwise indicated, are annualized returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

The value of the Fund’s investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund’s net expense ratio at September 30, 2009 is 0.79%.

In the Fund’s current prospectus, the Fund’s gross expense ratio is 2.59%.

Smith Group Large Cap Core Growth Fund 2009 Annual Report      3

Investment Review

Smith Group Large Cap Core Growth Fund
September 30, 2009 (Unaudited)

Investment Philosophy & Process

The Fund is subadvised by Smith Group Asset Management (“Smith Group”). When selecting investments for the Fund, Smith Group applies an engineering approach that leverages technology and fundamental research to identify companies with undiscovered growth potential. Smith Group uses its research to create a risk controlled portfolio of companies that it believes may deliver attractive and consistent return patterns.

The security selection process for the Fund consists of three steps. Beginning with a universe of large capitalization stocks, Smith Group’s investment team first employs a series of quantitative risk control and valuation screens designed to eliminate those stocks that are highly volatile or are more likely to underperform the market. Stocks that pass the initial screens are then evaluated using a proprietary methodology that attempts to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. In other words, the investment team seeks to identify stocks that are well positioned to benefit from a positive earnings surprise.

The first two screening steps produce a list of eligible companies that are then subjected to traditional fundamental analysis to further understand each company’s business prospects, earnings potential, strength of management and competitive positioning. The investment team uses the results of this analysis to construct the portfolio for the Fund.

Holdings in the portfolio become candidates for sale if the investment team identifies any negative investment or performance characteristics. Reasons to sell a stock may include: a negative earnings forecast or report, valuation concerns, company officials’ downward guidance on company performance or earnings or the announcement of a buyout.

Performance Review

For the one year period ending September 30, 2009, the Fund returned -19.59% versus the S&P 500 Index return of -6.91% and the Russell 1000 Growth Index return of -1.85% for the same period. Since the inception of the Fund on May 31, 2007 through the period ending September 30, 2009, the Fund returned -17.71% on an annualized basis, versus an annualized return of -12.65% posted by the S&P 500 Index and -9.12% posted by the Russell 1000 Growth Index.

The last twelve months proved to be a challenging time period for investors. The credit crisis, economic slowdown, and housing market tumble each applied pressure to the equity markets and drastically increased the volatility of price movement across many asset classes. Bank failures and a massive credit freeze forced U.S. regulators to take action and provide the necessary liquidity to keep the financial system afloat. As the rebuilding process took place, investors were left with an incredible amount of uncertainty about how and when an economic recovery would occur. Optimistic investors continue to wait for news of a sustained economic recovery while skeptics argue that a “w-shaped” recovery appears to be a more likely path.

As the media reported on corporate misrepresentation and a broken U.S. economy, individual company earnings growth was seemingly ignored by investors as they scrambled to manage downside risk in their portfolios. During this last twelve months, companies reporting earnings that fell below investor expectations significantly outperformed companies reporting earnings that exceeded investor expectations. Only February 2009 experienced meaningful positive performance from companies that were able to beat earnings expectations. Because the Fund’s investment strategy seeks to identify companies that are poised to accelerate earnings growth and exceed investors’ expectations, this was the primary contributor to a lag in performance relative to benchmark for the fiscal year.

The majority of the Fund’s underperformance during the fiscal year was attributable to stock selection versus sector weighting. Stock selection within Health Care, Information Technology, and the Consumer Discretionary sectors were the largest detractors of performance. The top three securities that detracted from performance include NCR Corp., Watson Wyatt Worldwide, Inc., and Guess? Inc. Alternatively, the Fund’s biggest contributors to performance were BMC Software, Inc., Red Hat, Inc., and Apollo Group, Inc.

The Fund controls risk by focusing on high earnings quality, attractive relative valuation metrics, and strong corporate governance. The market rally, which began on March 9th, was led by the highest risk, highest beta stocks, of which few were representative holdings in the Fund. While the Fund’s performance lagged its benchmark during the fiscal year, the characteristics of the Fund have remained quite consistent over time. Forward earnings growth rates of companies held in the Fund continue to be much higher than the average expected for the market. The weighted average market capitalization of the Fund fluctuated throughout the year but this was in-line with the market’s depreciation and subsequent appreciation. Information Technology continues to represent the Fund’s largest sector weight which has been the case since the Fund’s inception.

While the manager believes that the earnings quality headwinds have subsided, the market preference for high risk stocks remained through much of the fiscal year. It is the manager’s belief that an earnings recovery is at hand and the growth and quality characteristics present in the companies owned by the Fund will soon be embraced by the market. As the market stabilizes, the manager believes that a refocus on earnings will be the primary driver of stock prices going forward. The Fund’s management team maintains strong conviction and a steadfast approach in their investment process.

4      Smith Group Large Cap Core Growth Fund 2009 Annual Report

Schedule of Investments

Smith Group Large Cap Core Growth Fund
September 30, 2009

	Number	Market
	of Shares	Value
COMMON STOCKS - 98.0%
Consumer Discretionary - 14.6%
Apollo Group, Inc., Class A*	9,500	$699,865
McDonald’s Corp.	11,200	639,184
Ross Stores, Inc.	13,400	640,118
Strayer Education, Inc.	3,020	657,394
The Home Depot, Inc.	23,200	618,048
WMS Industries, Inc.*	15,000	668,400
		3,923,009
Consumer Staples - 9.6%
Church & Dwight Co., Inc.	11,000	624,140
Colgate-Palmolive Co.	8,800	671,264
Wal-Mart Stores, Inc.	12,100	593,989
Whole Foods Market, Inc.*	22,800	695,172
		2,584,565
Energy - 9.5%
Apache Corp.	7,500	688,725
ConocoPhillips	14,100	636,756
Dresser-Rand Group, Inc.*	20,700	643,149
Exxon Mobil Corp.	8,700	596,907
		2,565,537
Financials - 10.0%
Franklin Resources, Inc.	6,700	674,020
JPMorgan Chase & Co.	14,875	651,822
TD Ameritrade Holding Corp.*	32,800	643,536
The Goldman Sachs Group, Inc.	3,900	718,965
		2,688,343
Health Care - 12.5%
Abbott Laboratories	13,900	687,633
Bristol-Myers Squibb Co.	28,700	646,324
Express Scripts, Inc.*	8,600	667,188
McKesson Corp.	11,300	672,915
Valeant Pharmaceuticals International*	24,300	681,858
		3,355,918
Industrials - 9.5%
Con-Way, Inc.	14,900	570,968
Illinois Tool Works, Inc.	15,200	649,192
L-3 Communications Holdings, Inc.	8,300	666,656
Raytheon Co.	13,600	652,392
		2,539,208
Information Technology - 27.4%
Apple, Inc.*	3,800	704,406
BMC Software, Inc.*	17,600	660,528
Cisco Systems, Inc.*	29,100	685,014
Hewlett-Packard Co.	14,100	665,661
Intel Corp.	32,200	630,154
International Business Machines Corp.	5,400	645,894
Lender Processing Services, Inc.	17,900	683,243
McAfee, Inc.*	15,400	674,366
Red Hat, Inc.*	27,090	748,768
SAIC, Inc.*	32,500	570,050
Western Digital Corp.*	18,900	690,417
		7,358,501
Materials - 4.9%
Freeport McMoRan Copper & Gold, Inc.	9,700	665,517
Pactiv Corp.*	25,500	664,275
		1,329,792
Total Common Stocks
(Cost $23,273,137)		26,344,873

	Principal
	Amount
SHORT-TERM INVESTMENT - 2.0%
PNC Bank Money Market Account,
0.05%**, due 10/01/2009	$530,590	530,590

Total Short-Term Investments
(Cost $530,590)		530,590
Total Investments - 100.0%
(Cost $23,803,727) ***		26,875,463
Other Assets Less Liabilities - 0.0%		4,868
NET ASSETS - 100.0%		$26,880,331

*	Non-income producing security.
**	Current yield.
***	Aggregate cost for federal income tax purposes is $23,850,857 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$3,404,792
Gross unrealized depreciation	(380,186)
Net unrealized appreciation	$3,024,606

Sector Allocation	% of Net Assets
Information Technology	27.4%
Consumer Discretionary	14.6
Health Care	12.5
Financials	10.0
Consumer Staples	9.6
Energy	9.5
Industrials	9.5
Materials	4.9
Cash and other	2.0
100.0%

See Notes to Financial Statements

Smith Group Large Cap Core Growth Fund 2009 Annual Report      5

Statement of Assets and Liabilities

Smith Group Large Cap Core Growth Fund
September 30, 2009

Assets:
Investments, at market value (cost $23,803,727) (Note 2 and Note 3)	$26,875,463
Receivable from fund shares sold	141,333
Receivable from investment adviser (Note 4)	25,266
Dividends and interest receivable	16,256
Prepaid expenses	16,854
Total assets	27,075,172

Liabilities:
Payable for fund shares redeemed	123,528
Trustees’ fees payable (Note 4)	17,642
Transfer agent fees payable (Note 5)	15,529
Administration and accounting fees payable (Note 5)	15,345
Custodian fees payable (Note 5)	2,134
Chief Compliance Officer fees payable (Note 4)	1,593
Legal fees payable	11,137
Other accrued expenses	7,933
Total liabilities	194,841

Net Assets	$26,880,331

Net Assets consist of:
Paid-in-capital	$38,171,619
Undistributed net investment income	49,186
Accumulated net realized loss on investments	(14,412,210)
Net unrealized appreciation on investments	3,071,736

Net Assets	$26,880,331
Shares Outstanding - Class I:
(Unlimited number of shares authorized, par value $0.001 per share)	4,257,758

Net asset value, offering and redemption price per share (Note 2)	$6.31

See Notes to Financial Statements

6      Smith Group Large Cap Core Growth Fund 2009 Annual Report

Statement of Operations

Smith Group Large Cap Core Growth Fund
For the Year Ended September 30, 2009

Investment Income:
Dividends	$276,388
Interest	186
Total investment income	276,574

Expenses:
Investment advisory fees (Note 4)	147,686
Legal fees	121,712
Administration and accounting fees (Note 5)	94,795
Transfer agent fees (Note 5)	71,568
Trustees’ fees and expenses (Note 4)	53,671
Insurance expense	41,168
Registration and filing fees	33,817
Printing fees	21,167
Custodian fees (Note 5)	15,010
Audit fees	13,000
Chief Compliance Officer fees (Note 4)	11,950
Other	450
Subtotal	625,994
Fees waived and reimbursed by Adviser (Note 4)	(434,729)
Net expenses	191,265

Net Investment Income	85,309

Realized and Unrealized
Gain (Loss) on Investments:
Net realized loss on investments	(10,743,158)
Net change in unrealized appreciation/depreciation
on investments	5,154,452

Net Realized and Unrealized
Loss on Investments	(5,588,706)
Net Decrease in Net Assets
Resulting from Operations	$(5,503,397)

See Notes to Financial Statements

Smith Group Large Cap Core Growth Fund 2009 Annual Report      7

Statements of Changes in Net Assets

Smith Group Large Cap Core Growth Fund

	For the Year Ended	For the Year Ended
	September 30, 2009	September 30, 2008

Operations:
Net investment income	$85,309	$42,101
Net realized loss on investments	(10,743,158)	(3,581,824)
Net change in unrealized appreciation/depreciation
on investments	5,154,452	(2,995,800)
Net decrease in net assets resulting from operations	(5,503,397)	(6,535,523)

Distributions to Shareholders from:
Net investment income	(61,084)	(54,177)
Total distributions to shareholders	(61,084)	(54,177)

Shares of Beneficial Interest Transactions (Class I):
Shares sold	15,209,155	24,401,886
Shares issued as reinvestment of distributions	59,250	54,177
Shares redeemed	(12,371,321)	(3,723,585)
Net increase in net assets from shares of
beneficial interest transactions	2,897,084	20,732,478
Net increase (decrease) in net assets	(2,667,397)	14,142,778

Net Assets:
Beginning of year	29,547,728	15,404,950
End of year	$26,880,331	$29,547,728

Undistributed net investment income	$49,186	$24,961

Shares of Beneficial Interest Transactions (Class I):
Shares sold	2,633,355	2,675,561
Shares issued as reinvestment of distributions	10,128	5,312
Shares redeemed	(2,138,962)	(421,378)
Net increase in shares outstanding	504,521	2,259,495

See Notes to Financial Statements

8      Smith Group Large Cap Core Growth Fund 2009 Annual Report

Financial Highlights

Smith Group Large Cap Core Growth Fund
For a Fund Share Outstanding Throughout Each Period

	For the Year Ended	For the Year Ended	For the Period Ended
	9/30/09	9/30/08	9/30/07(1)
	Class I	Class I	Class I

Net asset value, beginning of period	$7.87	$10.31	$10.00

Income (Loss) from Investment Operations:
Net investment income	0.02 (2)	0.02 (2)	0.01
Net realized and unrealized gain (loss)
on investments	(1.56)	(2.43)	0.30
Total from investment operations	(1.54)	(2.41)	0.31

Less Distributions:
Dividends from net investment income	(0.02)	(0.03)	-
Total distributions	(0.02)	(0.03)	-

Net asset value, end of period	$6.31	$7.87	$10.31

Total return	(19.59%)	(23.46%)	3.10	%*

Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000’s)	$26,880	$29,548	$15,405
Operating expenses:
Before expense reimbursement/waiver	2.59%	2.59%	7.82	%**
After expense reimbursement/waiver	0.79%	0.79%	0.79	%**
Net investment income:
After expense reimbursement/waiver	0.35%	0.20%	0.79	%**
Portfolio turnover rate	138.18%	112.00%	11.99	%*

(1)	The Fund commenced operations on May 31, 2007.
(2)	Calculated based on the average number of shares outstanding during the period.
*	Non-annualized.
**	Annualized.

See Notes to Financial Statements

Smith Group Large Cap Core Growth Fund 2009 Annual Report      9

Notes to Financial Statements

September 30, 2009

1.	Organization

The Smith Group Large Cap Core Growth Fund (the “Fund”) is a separate series of the BHR Institutional Funds (the “Trust”), a registered management investment company. The Trust is established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust (“Declaration of Trust”) dated June 2, 2006. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (“shares”). The Fund is a separate mutual fund, and each share of the Fund represents an equal proportionate interest in the Fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and are subject to liabilities related thereto. The Fund is authorized to issue an unlimited number of shares and to offer two classes of shares: Class I Shares and Class II Shares. As of September 30, 2009, Class II shares were not yet being offered to the public. The accompanying financial statements and financial highlights are those of the Fund, which commenced operations on May 31, 2007. The financial statements of the remaining series in the Trust are presented in separate documents. The Fund is a diversified portfolio as defined under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund seeks capital appreciation and invests in large capitalization U.S. common stocks with growth characteristics. Under normal market conditions, the Fund invests at least 80% of its assets in U.S. common stocks and other equity securities of large capitalization companies. The Fund will typically hold between 40 and 50 stocks.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00pm Eastern time if a security’s primary exchange is normally open at that time). If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For a security that trades on multiple exchanges, the primary exchange will generally be considered to be the exchange on which the security is normally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Short-term debt securities with maturities of 60 days or less are carried at amortized cost, which approximates market value. Other debt securities are priced based upon valuations provided by recognized independent third party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Pricing Procedures approved by the Board of Trustees.

Use of Estimates – The preparation of financial statements in accordance with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements, the disclosure of contingent assets and liabilities as of the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Derivative Financial Instruments - The Fund may invest in various derivative financial instruments and engage in various portfolio investment strategies for the purpose of generating additional income, gaining exposure to underlying securities and/or hedging against currency risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform its duties under the contract. Investing in certain derivative financial instruments entails certain execution, market, liquidity, hedging, and tax risks. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If Smith Asset Management Group, LP’s (the “Sub-Adviser” or “Smith”) prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.

The Fund is subject to equity price risk, foreign currency exchange rate risk, and interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below and in the tables to follow.

Futures and Options on Futures – The Fund may use futures contracts for the purpose of gaining exposure to, or hedging against changes in the value of equities, interest rates or foreign currencies. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or commodity at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). The Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Fund, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

10      Smith Group Large Cap Core Growth Fund 2009 Annual Report

Notes to Financial Statements
(Continued)

There are significant risks associated with the Fund’s use of futures contracts and related options, including the following: (i) the success of a hedging strategy may depend on DundeeWealth US, LP’s (the “Adviser” or “DundeeWealth US”) or Smith’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (iii) there may not be a liquid secondary market for a futures contract or option, (iv) trading restrictions or limitations may be imposed by an exchange, and (v) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

There were no open futures contracts or options on futures at September 30, 2009.

Options - The Fund may purchase or write call or put options on securities or indices for the purpose of generating additional income, gaining exposure to underlying securities and/or hedging against price movements of portfolio assets. The Fund may trade and write put and call options on securities, securities indices and currencies, as the Sub-Adviser determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

There were no open options contracts at September 30, 2009.

Security Transactions and Related Investment Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains and losses on the sales of investment securities are measured using the identified cost method.

Expenses – Expenses attributable to a specific Fund shall be payable solely out of the assets of that Fund. Expenses not attributable to a specific Fund are allocated across all of the funds in the Trust on the basis of relative net assets or the nature of the services performed and the relative applicability to each fund.

Net Asset Value Per Share – The net asset value (“NAV”) per share for each class of shares of the Fund is the value of that class’s portion of all of the net assets of the Fund. The Fund calculates its NAV once each business day as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00pm Eastern time).

Distributions to Shareholders – The Fund distributes its net investment income and makes distributions of net realized capital gains, if any, at least annually.

3. Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

Level 1:	Quoted prices in active markets for identical securities

Level 2:	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3:	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used in valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to determine the fair value of the Fund’s investments as of September 30, 2009, is as follows:

Level 1 - Quoted Prices*	$26,875,463
Total Market Value of Investments	$26,875,463

*	Level 1 securities consist of common stocks and short-term investments as disclosed in the Schedule of Investments.

There were no Level 2 or 3 investments held at September 30, 2008 or September 30, 2009.

4.	Investment Advisory Fees and Other Transactions

The Fund has entered into an investment management agreement (the “Advisory Agreement”) with DundeeWealth US pursuant to which DundeeWealth US provides investment management services to the Fund and is entitled to receive a fee calculated daily and payable monthly at an annual rate of 0.61% of the average daily net assets of the Fund. As investment adviser to the Fund, DundeeWealth US has the ultimate responsibility over the sub-adviser and is responsible for the investment performance of the Fund.

DundeeWealth US has entered into an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Smith, pursuant to which Smith serves as sub-adviser to the Fund. Sub-advisory fees are paid by DundeeWealth US, not out of the Fund’s assets. In accordance with the terms of the Advisory Agreement and Sub-Advisory Agreement, DundeeWealth US and Smith provide a continuous investment program for the Fund’s portfolio, and oversee the administration of all aspects relating to the Fund’s business and affairs.

For its services as investment sub-adviser to the Fund, Smith is entitled to receive investment sub-advisory fees from DundeeWealth US at an annualized rate, calculated daily based on the average daily net assets of the Fund and paid monthly. Smith will be paid 0.30% on the first $100,000,000; 0.35% on the next $400,000,000; 0.40% on the next $500,000,000; and 0.35% on the balance of the average daily net assets.

Smith Group Large Cap Core Growth Fund 2009 Annual Report      11

Notes to Financial Statements
(Continued)

The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep the Fund’s total annual operating expenses from exceeding 0.79% for the Class I shares of the Fund for a period of three years ending May 28, 2010 (“Expense Limitation”). If at any point during the first three years of Fund operations it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements, as long as Expense Limitations are maintained. For the year ended September 30, 2009, the Adviser reimbursed the Fund $434,729. The balance of recoverable expenses to the Adviser at September 30, 2009 was $874,258.

The Trust does not pay any fees to its Officers for their services as such, except for the Chief Compliance Officer, who receives $1,250 per month for the entire Trust. For the year ended September 30, 2009, the Fund was allocated $11,950 in Chief Compliance Officer fees. The Trust pays each Independent Trustee an annual retainer of $10,000, a per meeting fee of $1,500 for quarterly and special meetings, a fee of $1,000 for each Audit Committee meeting and $250 per Fair Value Pricing Committee meeting attended. Trustees are reimbursed for reasonable expenses incurred in attending all meetings.

5.	Other Service Providers

The Trust has entered into an Administration and Accounting Services Agreement with PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), to provide accounting and administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. PNCGIS also acts as transfer agent and dividend disbursing agent for the Fund. For these services PNCGIS receives a monthly fee based on shareholder processing activity during the month.

PFPC Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor. The Distributor acts as an agent for the Fund and the distributor of its shares.

PFPC Trust Company acts as custodian (the “Custodian”) of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

6.	Distributions To Shareholders

The tax character of distributions paid during the years ended September 30, 2009 and September 30, 2008 was as follows:

	Year Ended	Year Ended
	Sept. 30, 2009	Sept. 30, 2008
Distributions paid from:
Ordinary income	$61,084	$54,177

7.	Investment Transactions

Investment transactions for the year ended September 30, 2009, excluding temporary short-term investments for the Fund, were as follows:

Purchases	Sales
$36,261,012	$33,522,100

8.	Federal Income Taxes

The Fund intends to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, and will distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal income or excise tax.

At September 30, 2009, the components of distributable accumulated earnings/(losses) on a tax basis were as follows:

Undistributed ordinary income	$65,160
Other book/tax differences	(15,974)
Capital loss carryforward	(5,926,693)
Deferred post-October losses	(8,438,387)
Unrealized appreciation	3,024,606
Total accumulated earnings	$(11,291,288)

The differences between book and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales on the Fund.

Other book/tax differences are temporary differences in the treatment of organizational and start-up costs.

Under the current tax law, capital losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended September 30, 2009, the Fund deferred capital losses of $8,438,387.

As of September 30, 2009, the Fund had a capital loss carryforward of $5,926,693, which is available to reduce future required distributions of net capital gains to shareholders. $274,339 is available through 2016; and $5,652,354 is available through 2017.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior two tax years) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

9.	Reclassifications

Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. As of September 30, 2009, there were no tax basis reclassifications.

10.	Concentration Risks

Although the Fund has a diversified investment portfolio, it may, at certain times, have concentrations that may cause the Fund to be more sensitive to economic changes or events occurring in certain sectors.

11.	Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

12      Smith Group Large Cap Core Growth Fund 2009 Annual Report

Notes to Financial Statements
(Continued)

12.	Subsequent Events

Briggs, Bunting & Dougherty, LLP (“BBD”) was replaced as the independent registered public accounting firm to the Trust effective upon the completion of the services related to the audit for the Trust’s 2009 fiscal year. The Trust’s Audit Committee participated in, and approved, the decision to change auditors. BBD’s reports on the Trust’s financial statements for the fiscal years ended September 30, 2009 and September 30, 2008 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Trust’s fiscal years ended September 30, 2009 and September 30, 2008 and through November 24, 2009, (i) there were no disagreements with BBD on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Trust’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On November 10, 2009, the Trust by action of its Board of Trustees upon the recommendation of the Trust’s Audit Committee engaged PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm to audit the Trust’s financial statements for the fiscal year ending September 30, 2010. During the Trust’s fiscal years ended September 30, 2009 and September 30, 2008 and through November 10, 2009, neither the Trust, its portfolios nor anyone on their behalf has consulted PwC on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Management has evaluated the impact of all subsequent events on the Fund through November 24, 2009, the date the financial statements were issued, and has noted no additional events that require recognition or disclosure in the financial statements.

Tax Information (Unaudited)

All designations below are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Interest Income
For the year ended September 30, 2009, 6.34% of the ordinary distributions paid (net investment income plus short-term capital gain) represents the amount of Qualifying Interest Income as created by The American Jobs Creation Act of 2004.

Qualified Dividend Income
For the year ended September 30, 2009, 100.00% of the distributions paid by the Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction
For the year ended September 30, 2009, 100.00% of the ordinary income distribution qualifies for the dividends received deduction available to corporations.

Smith Group Large Cap Core Growth Fund 2009 Annual Report      13

Report Of Independent Registered Public Accounting Firm

To the Board of Trustees of BHR Institutional Funds and the Shareholders of Smith Group Large Cap Core Growth Fund

We have audited the accompanying statement of assets and liabilities of the Smith Group Large Cap Core Growth  Fund, a series of shares of BHR Institutional Funds, including the schedule of investments, as of September 30, 2009,  and the related statement of operations for the year then ended, the statement of changes in net assets for the each of  the two years then ended and financial highlights for each of the two years then ended and for the period May 31, 2007  (commencement of operations) through September 30, 2007. These financial statements and financial highlights are the  responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and  financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United  States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether  the financial statements and financial highlights are free of material misstatement. An audit includes examining, on  a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included  confirmation of securities owned as of September 30, 2009 by correspondence with the custodian. An audit also  includes assessing the accounting principles used and significant estimates made by management, as well as evaluating  the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects,  the financial position of the Smith Group Large Cap Core Growth Fund as of September 30, 2009, and the results of  its operations for the year then ended, the changes in its net assets for each of the two years then ended and financial  highlights for each of the two years then ended and for the period May 31, 2007 through September 30, 2007, in  conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
November 24, 2009

14      Smith Group Large Cap Core Growth Fund 2009 Annual Report

Interested and Independent Trustees of the Trust (Unaudited)

The following table sets forth certain information with respect to the Trustees of the Trust. The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-572-0968.

		Term of		Number of
		Office and	Principal	Funds in	Other
	Position(s)	Length of	Occupation(s)	Fund Complex	Directorships
Name and	Held with	Time	During Past 5	Overseen by	Held by
Year of Birth	the Funds	Served	Years	Trustee	Trustee

Interested Trustee:*
Amy Duling	Chairman	Since June	DundeeWealth US, LP,	15	None
Year of Birth: 1967	and Trustee	2006	Managing Partner;
Constellation Investment
Management Company,
Executive VP of
Marketing & Product
Mgt. (2004-2006);
Turner Investment
Partners, National
Account Director
(1999-2004).

Independent Trustees:
Gary Shugrue	Trustee	Since	Ascendant Capital	15	Quaker
Year of Birth: 1954		October	Partners, President		Investment
		2006	and Chief Investment		Trust
			Officer.		(registered
investment
company)

Dr. James Patton	Trustee	Since	Comprehensive Oncology	15	Advaxis, Inc.
Year of Birth: 1957		October	Care, LLC, President;
		2006	Millennium Oncology
Management, Inc., Vice
President;
Liberty View Equity
Partners SBIC, LP, Principal.

Malcolm MacColl	Trustee	Since	Crosswinds Investments, LLC,	15	None
Year of Birth: 1951		June	Partner and Chief Executive
		2008	Officer (2009);
Cowen Asset Management, LLC,
Chairman & Chief Executive
Officer (2006-2009);
Essex Investment Management, Co.,
Chief Executive Officer
(2006 and prior).

*	Ms. Duling is an “interested person” under the 1940 Act because she is employed as Managing Partner of DundeeWealth US, LP.

Smith Group Large Cap Core Growth Fund 2009 Annual Report      15

Officers of the Trust (Unaudited)

The following table sets forth certain information with respect to the officers of the Trust. The officers of the Trust are elected annually.

		Term of Office and
Name and	Position Held	Length of Time	Principal Occupation(s)
Year of Birth	with the Funds	Served	During Past 5 Years

Peter Moran	President	Since October	DundeeWealth US, LP, Managing Partner;
Year of Birth: 1961		2006	Constellation Investment Management
			Company, President (2005-2006);
			Turner Investment Partners, Director of
			Intermediary & Mutual Fund
			Distribution (1997-2005).

Amy Duling	Secretary	Since July	DundeeWealth US, LP, Managing Partner;
Year of Birth: 1967		2008	Constellation Investment Management Company,
			Executive VP of Marketing & Product Management
			(2004-2006);
			Turner Investment Partners, National Account
			Director (1999-2004).

John Leven	Treasurer	Since October	DundeeWealth US, LP, Director of
Year of Birth: 1957		2006	Finance and Administration;
			Constellation Investment Management Company,
			Chief Financial Officer (2004-2006);
			SEI Investments, Account Director
			(2001-2004), Director of Fund
			Accounting (1999-2001).

Holly Butson	Chief Compliance	Since September	DundeeWealth US, LP,
Year of Birth: 1958	Officer	2008	Chief Compliance Officer since 2008;
			StoneRidge Investment Partners, LLC, Chief
			Operating and Compliance Officer (2004-2008);
			PFPC, Division of PNC Financial Services,
			Assistant Director Securities Lending (2000-2004).

16      Smith Group Large Cap Core Growth Fund 2009 Annual Report

Additional Fund Information

September 30, 2009
(Unaudited)

Proxy Voting Information

A description of the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities is available without charge, upon request by calling 1-888-572-0968 or on the Fund’s website at http://www.dundeewealthus.com.

 Information regarding how the Fund voted proxies related to portfolio securities during the most recent period ended June 30, 2009 is available without charge, upon request, by calling 1-888-572-0968 or by visiting the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information on Form N-Q

The Trust files the Fund’s complete schedule of portfolio investments with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q will be available on the SEC’s website at http:// www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BHR Institutional Funds Privacy Policy

In the course of doing business with shareholders, the Trust collects nonpublic personal information about shareholders. “Nonpublic personal information” is personally identifiable financial information about shareholders. For example, it includes shareholders’ social security number, account balance, bank account information and purchase and redemption history.

The Trust collects this information from the following sources:

•	Information we receive from shareholders on applications or other forms;
•	Information about shareholder transactions with us and our service providers, or others;
•	Information we receive from consumer reporting agencies (including credit bureaus).

What information does the Trust disclose and to whom does the Trust disclose information?

The Trust only discloses nonpublic personal information collected about shareholders as permitted by law. For example, the Trust may disclose nonpublic personal information about shareholders:

•	To government entities, in response to subpoenas or to comply with laws or regulations;
•	When shareholders direct us to do so or consent to the disclosure;
•	To companies that perform necessary services for BHR Institutional Funds, such as data processing companies that the Funds use to process shareholders transactions or maintain shareholder accounts;
•	To protect against fraud, or to collect unpaid debts.

If a shareholder closes its account, we will adhere to the privacy policies and practices described in this notice.

How the Trust Safeguards Information

Within the Trust, access to nonpublic personal information about shareholders is limited to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. The Trust and its service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard shareholder nonpublic personal information.

Smith Group Large Cap Core Growth Fund 2009 Annual Report      17

Item 2.	Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a Code of Ethics (“Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	Registrant has amended its Code of Ethics to reflect that the officer designated to implement and administer the Code of Ethics has changed.

(d)
During the period covered by this report, the registrant has not granted any waivers, including an implicit waiver, from a provision of the Code of Ethics that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by this report, the registrant’s Board of Trustees has determined that Dr. James Patton and Gary Shugrue are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $108,000 for 2009 and $57,500 for 2008.

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2009 and $0 for 2008.

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $15,750 for 2009 and $7,500 for 2008. Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2009 and $0 for 2008.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the Registrant’s Audit Committee must pre-approve all audit and non-audit services to be provided to the Registrant.  The Audit Committee also pre-approves any non-audit services provided by the Registrant’s principal accountant to DundeeWealth US, LP.

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A
(c) 100%
(d) N/A

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2009 and $7,500 for 2008.

(h)
The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)), that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                                                      BHR Institutional Funds

By (Signature and Title)*	/s/ Peter Moran
Peter Moran, President
(principal executive officer)

Date      12/03/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Peter Moran
Peter Moran, President
(principal executive officer)

Date      12/03/09

By (Signature and Title)*	/s/ John Leven
John Leven, Treasurer
(principal financial officer)

Date      12/03/09

* Print the name and title of each signing officer under his or her signature.